Diamond Drill Report

- on the -

Baja California Norte IOCG Project

(San Fernando, Picale and Amargosa Properties)

Baja California Norte, Mexico

For:

Cardero Resource Corp.

1901-1177 West Hastings St.

Vancouver, B.C.

V6E 2K3

By:

G. D. Belik, P.Geo.

January 22, 2006

  Longyear 38 Drill – Site 05SF-01, San Fernando Prospect, September 17, 2005

Table of Contents

Summary

Introduction and Terms of Reference

Disclaimer

Property Description and Location

Environment and Permitting

Accessibility, Climate, Local Resources, Infrastructure and Physiography

History

Geological Setting

Deposit Type

Mineralization and Alteration

Exploration

Drilling

Sampling Method and Approach

Sample Preparation, Analysis and Security

Data Verification

Interpretation and Conclusions

Recommendations

References

Appendix A:

Writer’s Certificate

Appendix B:

    Drill Logs

List of Maps:

Figure 1

Location Map

Figure 2

    Claim Concession Map

Figure 3

Compilation Plan  - San Fernando Prospect (1:20,000)

Figure 4

Compilation Plan – Picale Prospect (1:12,000)

Figure 5

Drill Hole Cross-Section PC-2, PC-3 – Picale Prospect (1:2.500)

Figure 6

Compilation Plan – Amargosa Prospect (1:10,000)

 Summary

The Baja California Norte IOCG project is a joint venture between Anglo America Exploration (Canada) Ltd. and Cardero Resource Corp.  The project consists of 11 mineral concessions totalling approximately 124,000 hectares covering 5 separate IOCG targets within an area that measures about 100 km by 40 km in size. The center of the project area is situated near the center of Baja California Norte, Mexico, approximately 330 kilometers south of the US border and the city of Tijuana (Fig. 1).

U. S. A.
MEXICO
Hermosillo
Mexico City
PACIFIC OCEAN
GULF OF MEXICO
SAN DIEGO
TIJUANA
MEXICALI
ENSENADA
SAN FELIPE
Cabo San Quintin
EL ROSARIO
CATAVIÑA
Bahia San Luis Gonzaga
San Francisquito
GUERRERO NEGRO
BAJA CALIFORNIA NORTE
MAIN ALISITOS PROPERTY
33°
32°
31°
30°
29°
28°00'
117°
116°
115°
114°
CARDERO RESOURCE CORP.
LOCATION MAP
MAIN ALISITOS PROPERTY
BAJA CALIFORNIA NORTE
MEXICO
TECH WORK BY: ANGLO-AMERICAN
SCALE: As shown
DRAWN BY: JMD / KK
DATE: MARCH, 2004
APPROVED BY: JM DAWSON, P.ENG.
DWG NO.: 696B-04-1

          Fig.1.  Location Map of the Baja California Norte IOCG Project (Alisitos Property), Mexico.

The western side of the north Baja Peninsula is predominantly underlain by bimodal Arc-type volcanic rocks of the Cretaceous Alisitos Formation, intruded by large granitic masses of the Late Cretaceous Peninsular Batholith.  A large number of iron oxide +/- copper-gold occurrences are hosted within the Alisitos volcanics and associated sediments that exhibit geological characteristics and a metallogenic setting similar to the productive IOCG districts in northern Chile and southern Peru.  Mineralization in the Alisitos belt occurs as replacement mantos and complex, structurally controlled veins, stockwork zones and breccia bodies. The style of mineralization, apparent alteration assemblages (commonly multiple phases including strong potassic alteration zones) and lithogeochemistry (Cu-Au-Ag-Mo-Co-Ni-P-U-LREE) are in line with productive IOCG deposits elsewhere.

Cardero Resource Corp. initiated exploration work in the Baja region in early 2002. Work consisted of regional reconnaissance mapping of the Alisitos belt from the US border to Grero Negro, a distance of about 400 km, and detailed mapping and sampling on a number of prospective properties examined or acquired by Cardero within the belt (San Fernando, Picale, La Encantada, Santa Josefina, Santa Marta).   In September, 2003, Anglo American Exploration (Canada) Ltd. personnel toured the project area with Cardero representatives and Dr. R. Sillitoe (consultant for Anglo) and subsequently entered into a Joint Venture Agreement with Cardero to further explore the district. During 2003 and 2004 Anglo American on behalf of the JV carried out an airborne magnetic-radiometric survey, regional geochemical surveys, regional mapping, ground acquisitions, detailed property mapping and ground geophysical surveys.

In 2005, Cardero assumed operatorship of the JV and drilled three of the higher priority target areas identified by the JV exploration results and earlier Cardero work.  In total 5201.15 meters of diamond drilling (19 holes) were completed during the 20005 campaign.  Fourteen holes, with a combined total 4,257.79m, were drilled on the San Fernando property, three holes – 423.98m at Picale and two holes – 519.38m at Amargosa.  All of the boreholes intersected copper mineralization varying from trace amounts to potentially economic concentrations.

At San Fernando, wide-spaced drilling tested a 3.0 km long by up to 1.0 km wide coincident ground magnetic-gravity anomaly.  All holes intercepted broad zones of intense, texture-destructive alteration associated with pervasive magnetite-pyrite mineralization. Finely disseminated chalcopyrite is ubiquitous but generally in minor quantities.  Zones of significant copper mineralization, associated with intense potassic alteration (biotite and Kspar), within and peripheral to large-scale, ductile to ductile-brittle fault zones were intersected in a number of holes. Significant intercepts were obtained in holes SF-01 (18.0m @ 0.5% Cu), SF-05 (31.0m @ 0.96% Cu), SF-08 (33.75m @ 0.3% Cu), SF-09 (45.3m @ 0.71% Cu) and SF-12 (26.04m @ 0.33m). Based on an examination of the drill core at the end of the drill program, renowned IOCG expert, Dr. M. W. Hitzman from the Colorado School of Mines, in a report to Cardero dated December 2005, concludes “it is apparent that the San Fernando Prospect represents a robust iron oxide-copper-gold (IOCG) system.  San Fernando is comparable in terms of alteration style and intensity to the Candelaria deposit in Chile.”   Alteration and associated mineralization at San Fernando remain open in all directions. Only a small part of the overall system has been tested to date.

At Picale, three holes provided a preliminary test of a flat-lying bedding-conformable manto that has been traced intermittently over a strike length of more than 5.0 km. Numerous historical workings (prospect pits, small adits and declines) occur over most of this interval. Surface sampling by Anglo and Cardero geologists returned values ranging from 1% to 4% copper and up to 2 g/T gold over widths of up to 4.0m. The first two holes were collared near the leading edge of the manto and intersected mainly magnetite with low copper values. The third hole, a 400m step out down dip from the leading edge of the manto, intersected 4.03% Cu, 0.4g/T gold over a true width of 6.52 meters. The top of the zone occurs at a depth of 56.4 meters. A zone of intense biotite alteration occurs above and below the mineralized horizon. Stockwork-type mineralization is present in the immediate footwall.

At Amargosa two drill holes tested a broad zone of sodic and sodic-calcic-boron (tourmaline) alteration that is exposed over a width of more than two kilometers. Abundant magnetite-hematite-pyrite +/- secondary copper oxides are exposed along the banks of Amargosa Creek in the central part of the area.  Both drill holes (drilled in Amargosa Creek) intersected alteration and mineralization similar to that exposed on the surface.  Weak copper mineralization (0.1% range) is present in both holes. A large portion of the alteration zone remains to be tested.  In addition, a large area of potassic alteration with copper showings was identified by Anglo geologists a few kilometers south-southeast of Amargosa Creek.  This area was discovered late in the 2004 season and was never followed up in detail.  Based on its proximity it is probably either related to, or an extension of the Amargosa system.

In summary, results of the 2005 drill campaign are encouraging.  Further drilling is recommended and is the only reliable method of further evaluating the prospects.  Currently, detailed IP surveys are being carried out which may help better define drill targets.  The results of this program should be integrated with detailed structural analyses of the core and further surface mapping in order to optimize drill hole locations.

Introduction and Terms of Reference

This report was prepared at the request of Cardero Resource Corp. and discusses the results of a drill program carried out on the Baja California Norte IOCG Project by Cardero between September 17, 2005 and December 14, 2005.  The author supervised the drill program and all aspects of the core handling, logging, sampling, security and shipping procedures during the program.

The report is based on a thorough review of all reports, data and maps and a detailed examination of all drill core by the author. The author was at the project site for a total of 61 days during the program (Sept 17 to Oct 17, Nov 5 to 23 and Dec 3 to 14, 2005).

Disclaimer

The author has relied on information supplied by Cardero Resource Corp. concerning the status, ownership and location of the mineral titles comprising the project but has not independently verified or attempted to verify the accuracy, completeness or authenticity of the information and disclaims responsibility for such information.  The author is not aware, however, of any information that would lead him to believe that the claim information as presented is not accurate or is unreliable.

 Property Location and Description

The project area is located along the western side of the Baja Peninsula and is centered about 400 km south of the city of Tijuana.   The project is a joint venture between Anglo America (Canada) Ltd. and Cardero Resource Corp. Under the terms of the original agreement, Anglo was operator and had an option to earn a 70% interest in the project by incurring exploration expenditures of not less than US$3.7 million prior to Dec 5, 2007.  In July, 2005 the agreement was amended to allow Cardero the right to assume operatorship of the project.  Under the terms of the revised agreement Cardero can earn an additional 10% in the project, thereby increasing its total interest to 40%, by incurring expenditures of not less than US$500,000 within a twelve month period, drill testing targets defined by Anglo. In addition, Cardero was granted an option to earn an additional 9% (49% total) by incurring a further US$900,000 in expenditures.

Upon dilution to 51%, Anglo must either elect to resume incurring aggregate expenditures of US$3.7 million for a 51% interest or terminate the agreement whereby Cardero retains 100% interest.  Expenditures by Anglo to date are approximately US$2.1 million.  Under the revised agreement, Cardero has incurred expenditures of approximately US$1.3 million to date.

The Joint venture holdings currently consist of 11 mineral concessions (9 exploration concessions and 2 exploitation concessions) totalling approximately 124,000 hectares.  Seven are owned 100% by the joint venture (held in trust by Anglo’s Mexican subsidiary) and the remaining 4 through an option-purchase agreement with Sr. Frank Flores, a local claim holder.

The concession holdings are grouped into three main properties which are referred to by the JV as San Fernando (La Mision, San Fernando, Cartabon), Picale (Picale, Yecenia, Yecenia 2) and Amargosa (Guayaquil, Guayaquil Poniente).

In Mexico, exploration concessions have a 6-year term; thereafter an exploitation concession is required.  During the 6-year term one of the obligations is to carry out exploration work each year and submit reports in May of each year covering the previous years work.  “Rights payments” (taxes), are due in January and July of each year.  The amount of taxes and work required is determined by the size of the mineral concessions.  The following table summarizes the JV holdings and the tax obligations (to July, 2006) that are required to maintain the concessions.  Figure 2 is a map of the claim concession area at a scale of 1:500,000.

						1st Semester (Jan to July 2006)
						Expenditure	Taxes	Taxes
Name	Exploration	Type	Owner	Filing Date	Hectares	Year	MXN_PESO	USD
La Mision	206621	Exploitation	Optioned/Flores	26-Feb-04	99.5222	3	5,010	477
Picale	210588	Exploitation	Optioned/Flores	29-Oct-99	600	7	52,974	5,045
Yecenia	212791	Exploration	Optioned/Flores	31-Jan-01	200	6	2,486	237
Yecenia 2	218111	Exploration	Optioned/Flores	11-Oct-02	3845	4	23,108	2,201
Esperanza Fraccion 1	217873	Exploration	AAMX	18-Sep-02	3750	4	22,538	2,146
Esperanza Fraccion 2	217874	Exploration	AAMX	18-Sep-02	0.4776	4	3	0
San Fernando	219231	Exploration	AAMX	20-Feb-03	350	4	2,104	200
Cartabon	220577	Exploration	AAMX	2-Sep-03	32972.76	4	198,166	18,873
Aguililla	220631	Exploration	AAMX	9-Sep-03	2000	4	12,020	1,145
Guayaquil	221273	Exploration	AAMX	25-Nov-03	68964.2629	3	414,475	39,474
Guayaquil Poniente	222236	Exploration	AAMX	15-Jun-04	11188.3815	3	67,242	6,404
					Totals		800,126	76,202

Cardero has completed enough work to satisfy the work obligations for 2005.

The payment schedule covering the exploration agreement with Sr. Flores is summarized below.

Year	Amount (US$)	Cumulative (US$)
2003	10,000	10,000
2004	30,000	40,000
2005	50,000	90,000
2006	100,000	190,000
2007	150,000	340,000

The agreement includes an option to purchase for US$1.5 million with all previous payments credited to the purchase price.  All payments due under the agreement have been paid to date.

Environment and Permitting

There are a number of National and Natural parks along the Baja Peninsula.  Of particular relevance is the Valle del los Cirios Natural Park which envelops most of the project area.

650000
700000
3350000
3300000
3250000
214111
El Castillo
El Aguajito
El Arenoso
Cartabon
220577
212126
San Fernando
Puerto San Augustin
MIN_OLYMPIC
21377
San Fernando
Ramona
Pintas
219231
Picale
Esmeralda
Santa Catarina
Amargosa
Guayaquil
Poniente
222236
Guayaquil
221273
Guayaquil Oriente
222222
El Cuervito
220578
223802
Legend
Settlement/Town
Roads
Claim Boundary
0 2.5 5 10 15
Kilometers
1:500,000
UTM Zone 12/NAD 27
Pacific Ocean

Fig 2 Claim Concession Map

Written approval has been obtained from the Mexican authorities for the JV’s past and current exploration programs. In addition, Sr Flores has received permission to mine at La Fortuna, which is located in the JV area.

Although there has been very positive feedback from regional authorities regarding possible mine development in the area, there are no guarantees that mining or future exploration programs will be approved.

Accessibility, Climate, Local Resources, Infrastructure and Physiography

The project area is traversed by the Peninsular Highway, which extends from Tijuana at the US border to Cabo San Lucas at the southern tip of the Baja Peninsula.  A number of secondary roads provide reasonable access into most parts of the project area.

The climate of this part of Baja California is hot and dry with semi-desert conditions.  This is sometimes moderated by cool breezes and fog stretching inland from the Pacific coast.  Temperatures commonly reach 40º C during the summer months and drop down to slightly below freezing in the evenings during the winter.  Mean annual temperatures vary between 16° and 20° C and annual precipitation is less than 100 mm.

The region is sparsely populated with no electricity or support services.  The nearest towns with basic support facilities are El Rosario and San Quintin roughly 50 and 90 kilometers to the west and northwest respectively.

The project is located within the physiographic province of the Sierras de Baja California Norte. Topography is quite variable containing a mix of moderate elevation mountains and ridges interspersed with valleys and broad basinal areas. Elevations vary from roughly 2000 meters down to about 300 meters above mean sea level.

Vegetation consists of a wide variety of cactus and local concentrations of low brush and palo verde trees along some of the dry watercourses.  Locally there are springs in these dry riverbeds and a number of wells access a well-define regional aquifer.

History

There is very little recorded history of mining or mineral exploration in this part of Mexico.  Various publications of the Consejo de Recursos Minerales make passing references to work carried out by government or major companies.  The United Nations and the Consejo worked in this part of Mexico in the 1950’s and 1960’s evaluating the iron potential of the region.

At San Fernando there are a number of copper showings exposed in old pits, shafts and declines but there is very little documentation of previous work on the property. There are four main shafts and declines at the main San Fernando showing.  Their depth or the nature or extent of any development that may have been carried out at various levels is not known.  All are inaccessible due either to flooding and/or unstable ground conditions.  The total estimate of material on the main dumps, in stockpiles, slag etc. is about 20,000 tonnes.  Assuming that the average dimension of the underground workings (shafts, declines, possible drifts, raises etc.) was about 2.5m x 2.5m, it would yield about 17 tones of material per meter of development.  A ballpark estimate of the total underground development based on the above assumptions would therefore be about 1200 meters.

The dimensions of a small slag pile at the main San Fernando showing indicate that approximately 3000 tonnes of ore was smelted on site.  The average grade of the material or the amount of metals recovered is not known.

Except for one old drill hole, collared near one of the shafts, there is no evidence of prior surface drilling at San Fernando.

At Picale mapping has identified in excess of 20 iron-oxide-copper-gold showings. Most appear to be flat-lying conformable mantos that form a semi-continuous mineralized horizon which has been traced over a strike length of about 9 km.  There are numerous old exploration pits and small adits and declines in the eastern part of the manto horizon. As at San Fernando, there is little documentation of the early work at Picale but it appears to have been very limited in scope with no evidence of any significant production. In surface exposures, eastern manto mineralization varies from 1.5 to 2 meters thick and returns values ranging from 1.8 to 4.3% copper and 0.002 to 2g/T gold.

Geological Setting

The northern half of the Baja Peninsula is underlain by sedimentary and volcanic rocks of Paleozoic to Recent age.  An older metamorphic basement composed of schist, gneiss, quartzite and slate is unconformable overlain by an arc-type volcanic sequence of the Cretaceous Alisitos Formation.  Initial volcanism consisted of intermediate flows and pyroclastic units with thin intercalated sedimentary beds that were deposited in a shallow marine archipelago extending along the axis of the Baja peninsula.  This was followed by a period of uplift and extension along the backside of the arc, along the continental margin, caused by downward compression along the subducting plate.  Extension was accompanied by a period of extensive felsic volcanism that occurred within and peripheral to a series of grabens and caldera complexes that formed along the extending margin.  Felsic volcanism appears to have been largely subaerial with probable local shallow marine embayments.  Grabens were unfilled with lahar, coarse volcanic breccias, volcaniclastics, felsic tuffs and intermediate lavas.  Felsic volcanic units consist of thick-bedded, fine-grained crystal tuffs and densely welded ignimbrite with local lithic tuff, flow breccia and lapilli tuff.

Granitic rocks of the Late Cretaceous, Peninsular Range Batholith underlie large tracts of northern Baja California.  Several phases are present, which include an early mafic diorite-diorite phase and later diorite, granodiorite to quartz diorite and quartz monzonite phases.

Numerous dykes and small plugs of siliceous felsite cut the Peninsular Intrusives and older units. Two ages appear to be present – an older, subvolcanic member of the Alisitos Formation and a younger, late stage member of the Peninsular Range Batholith.

Flat-lying, recessive weathering, shallow-marine sediments of Late Cretaceous age (Rosario Formation) unconformably overlie rocks of the Peninsular Range Batholith and older units.  The basal unit commonly consists of coarse polymictic conglomerate and sedimentary breccia that is overlain by a thick section of weakly consolidated sands and silts with abundant shell fragments and thin interbeds of biomicrite.  In many areas the Rosario Formation is completely eroded away but in some sections, particularly along the coastal region, large tracts remain.

San Fernando

San Fernando is mainly underlain by a flat-lying sequence of shallow marine volcanic and sedimentary rocks of the Alisitos Formation.  The sequence includes a lower section of andesitic to dacite tuffs, flows and fine- to coarse-grained volcaniclastic sediments overlain by an upper section comprised of mainly amygdaloidal andesitic and basaltic flows with small limestone reefs.  The total sequence is about 800 meters thick.

Granodiorite, monzodiorite, diorite and felsic dykes and sills of the Peninsular Range Batholith intrude the Alisitos Formation along the northern and eastern edges of the property.  Apart from a few areas of minor alteration, intrusive units are fairly fresh.

Poorly consolidated sandstones and conglomerate of the Upper Cretaceous Rosario Formation unconformably overlie the Alisitos Formation and Peninsular Range Intrusives in the southern part of the property.  Units are mainly recessive and typically covered by coarse sandy gravels.  A distinctive thin caliche layer often marks the basal contact.

Recent mapping has identified a large, zoned, intense hydrothermal system (central potassic zone, intermediate sodic-calcic and distal hematite-propylitic) some 30 km² in size containing numerous structurally-controlled and replacement-type Fe-Cu-Au occurrences. Mineralization-alteration occurs within tuffs, flows and sediments of the Alisitos Formation.

Picale

The Picale area lies west of a large hornblende granodiorite complex and is comprised of a gently north-dipping sequence of felsic to intermediate pyroclastic flows. A lower, intensely biotite-altered sedimentary-tuff horizon hosts skarn replacement zones and manto-style Fe-Cu mineralization over a strike length of more than 5 km.

Amargosa

The Amargosa area is predominantly underlain by Alisitos rocks of intermediate composition. The most widespread lithology is a greenish, andesitic volcaniclastic unit which locally contains massive andesite porphyry flows and sills and dykes of similar composition.  This sequence is intruded by hornblende quartz diorite (Amargosa-Picale Intrusive Complex) in the northeast corner of the property.

Hydrothermal alteration is widespread and of variable intensity. Alteration consists of several phases including an early sodic phase (albite-hematite) cut by later sodic-calcic (mag-ep-ab-act-chl) and quartz-tourmaline-py +/- cpy phases.  A zone of intense magnetite-albite-py +/- quartz-tourmaline-chalcopyrite has been mapped along Amargosa Creek over a distance of about 300 meters.

Deposit Type

The mineral occurrences in the JV area have many of the defining characteristics of the iron oxide-copper-gold (IOCG) class of deposits.  Salient features include:

1.

Iron oxides (hematite and magnetite or martite after magnetite) and copper sulphides (cpy +/- bornite, chalcocite) are the principal ore-forming minerals.

2.

The main ore forming process is iron metasomatism by direct precipitation in veins or by in situ replacement.

3.

Deposits formed in a shallow crustal environment.

4.

Deposits occur as both concordant and discordant bodies.

5.

There is evidence of strong structural control in both concordant and discordant mineral occurrences.

6.

Alteration minerals include Kspar, biotite, tremolite, actinolite, albite, scapolite, apatite, chlorite, epidote, calcite, quartz and tourmaline.

7.

Alteration zonation is generally apparent with an inner potassic-sodic core (Kspar-biotite-albite +/-tourmaline), an intermediated calcic-sodic zone (albite-scapolite-actinolite-ep-chlorite) and an outer propylitic zone (chl-ep-calcite).

8.

Larger, stronger alteration systems are complex and often display multiple alteration events.

9.

There is a strong correlation between higher-grade copper mineralization and strong potassic alteration.

IOCG’s are capable of forming in a broad range of geotectonic settings.  Based on the similarity of the Baja Belt to productive IOCG districts northern Chile and southern Peru, Anglo (Cruise et al, 2002, 2003) developed a practical exploration guide for the Baja region using the following key criteria.

  Major fault systems, as discerned on the LandSat imagery and regional magnetics, (Manto Verde type targets). Lower-order splays rather than the main breaks, and brittle rather than ductile zones would appear to be the preferred sites for mineralization.
  Permeable stratigraphic packages, especially volcaniclastic or pyroclastic units, appear to be preferred hosts for some large IOCG deposits (e.g. Candelaria-Punta del Cobre).  Mineralization within plutonic rocks or lava-dominated sequences is considered unlikely to attain appreciable size, however, its presence may provide a good indicator for mineralization in the contiguous host rocks should suitably receptive units occur (e.g. Hercules Colosso, San Jose, Providencia).
  Marked permeability contrasts may also be conducive to large copper-gold concentrations of IOCG type.  In this context, the limestone units mapped within the Alisitos Group are of particular interest, potentially acting as either hosts or aquitards.
  Large IOCG systems occur as integral components of extensive (several km2) alteration zones, generally comprising largely indistinguishable contact-metamorphic (hornfelsing) and metasomatic effects. Pervasive biotization of basaltic or andesitic volcanic and volcaniclastic rocks, along with irregular additions of actinolite, epidote, magnetite and/or specularite, and skarnification of carbonate units are typical effects.

In shallow, specularite-dominated IOCG systems, coarse-grained calcite veins may provide an indicator to concealed copper-gold mineralization in underlying faults or stratigraphic horizons.

Mineralization and Alteration

No surface sampling or additional mapping was carried out on the JV properties in 2005.  Results of prior mapping and sampling are provided in reports by Belik (May 5, 2003), Cruise et al (Feb 9,2004) and Enns (Dec, 2004).  A summary of the three targets that were dilled in 2005 along with compilation plans showing salient feature, the main showings and 2005 drill hole locations are provided below.

San Fernando

A compilation plan map of San Fernando is shown in Figure 3.

Fig No.3
Layered Rocks
Upper Cretaceous
Rosario Fm
Recessive yellow-tan arkosic sandstone and conglomerate; minor silty micrite.
Cretaceous
Alisitos Fm
Andesitic to basaltic flows, flow breccia and intermediate to felsic tuffs with minor limestone and sedimentary interbeds.
Poorly-bedded fine- to course-grained volcaniclastic sediments.
Intrusive Rocks
Upper Cretaceous
Coastal Batholith
Medium-grained granodiorite, diorite, monzonite.
Bedding
Ground magnetic anomaly.
Vein-Manto Cu Mineralization.
Drill Hole Location.
CARDERO RESOURCE CORP.
San Fernando Prospect
Baja California Norte
MEXICO
Complilation Map
San Fernando
El Gato
San Fernando Fault
SF-11, 12
SF-8
SF-10
SF-13
14
SF-5
SF-1
SF-7
SF-6
SF-2
SF-3, 3A
SF-3B
SF-4

Mineralization exposed at surface on the San Fernando property occurs in flat lying to steeply dipping narrow shear zones and thin-sheeted breccias that cut Alisitos volcanics and the Peninsular Intrusives.  Mineralization consists of specular hematite, magnetite (commonly altered to martite), pyrite, chalcopyrite and chalcocite within lenses, breccias, veinlets, fractures and massive manto-like replacement zones.  Alteration within the mineralized zones consists of fine to medium-grained intergrowths of actinolite, tremolite, tourmaline, quartz, epidote, chlorite, calcite, biotite and Kspar. Weaker, propylitic alteration occurs adjacent to some of the zones.  Some zones exhibit more than one phase of deformation, alteration and mineralization.  The degree of mineralization is variable and generally related to the intensity of fracturing and brecciation.  Samples from the various dumps average about 1%  Cu and 0.5 g/T gold although higher-grade stockpiles returned values in the order of 5-10% Cu and up to 1 g/T gold.

Detailed mapping in 2004 outlined an extensive area of strong hydrothermal alteration encompassing and extending beyond the area of the known surface showings   Follow-up geophysical work outlined a strong coincident 3.0 km E-W by 1.5 to 2.0 km N-S high frequency magnetic-gravity anomaly (Fig 3) centered over and at a shallow depth below the main area of surface mineralization-alteration.

The 2005 drill program tested the mag-gravity anomaly with a series of core holes over a strike length of about 2.0 km. All holes intersected pervasive, intense texture-destructive alteration with abundant secondary magnetite, ubiquitous pyrite and copper mineralization varying from trace amounts to over 2 % Cu in narrow intervals.  The principle host unit is a thick sequence (+300m in some holes) of medium- to coarse-grained volcaniclastics which are overlain to the east and south by andesitic flows and tuffs.

A major east-west ductile fault zone, with a steep southerly dip (informally here referred to as the San Fernando Fault) extends along the northern boundary of the alteration zone and appears to have been the main structure controlling the mineralization at San Fernando. In particular, more brittle splays off of this structure appear to have been the focus of more intense copper mineralization.

Where intersected, the San Fernando fault is well foliated and intensely biotized. Strong biotite alteration extends north into the volcanics but is fairly tight against the fault due to the impermeable nature of the host rocks.  Volcaniclastics on the south side of the fault are extensively altered

Significant copper mineralization was intersected in holes 5 (31.0m @ 0.96% Cu), 8 (33.75m @ 0.3% Cu), 9 (45.3 n @ 0.71% Cu) and 12 (26.04m @ 0.33% Cu) associated with a brittle-ductile splay off of the San Fernando Fault (refer to Fig 3).  Hole 5 was drilled 45º to the north, hole 12, 55º to the south and holes 8 and 9 are vertical.  Mineralization occurs adjacent to the splay in zones of moderate to intense fracturing and veining.  Mineralization consists of chalcopyrite with abundant magnetite (+30%) and minor pyrite as fine disseminations and in veins and fractures associated with abundant secondary biotite-Kspar-tourmaline. Although there are a number of fracture-vein orientations, there is a distinctive, dominant set of mineralized tension fractures that have an apparent dip of about 30º north (based on core angle intersections in holes 5, 8, 9 and 12).

The actual shape, dimensions, orientation or continuity of the mineralized zone in the hole 5 to 12 area are uncertain due to insufficient data. Although the dominant fracture set is fairly flat (30º), the fault splay which appears to control the mineralization is steep suggesting the actual boundaries of the zone may be steep as well.  Although the zone, as currently define, is probably too small to be economic it remains totally open to the west and open at depth.  Additional drilling could significantly expand the mineralization in these directions.

At least six main alteration events are evident in the San Fernando hydrothermal system which include an early sodic-magnetite phase, two potassic phases (biotite +/- Kspar), two calcic-sodic phases (act-chlorite-ep) and a late-stage low-sulphide, mag-destructive potassic (Kspar)-sodic phase.

     1. Early Sodic.

-

albite-scapolite-magnetite-pyrite.

-

abundant fine-grained magnetite in matrix and replacing clasts.

     2. Early Potassic

-

fine-grained, light brown finely disseminated biotite

-

mag +/- cpy-py.

     3. Calcic-Sodic

-

Actinolite-chlorite-albite-scapolite +/- ep-mag-py

-

cuts and replaces early sodic and early potassic

-

early magnetite destructive.

     4. Potassic 2

-

biotite-Kspar-tourmaline-mag-cpy-py +/- qtz.

-

coarser, dark brown to reddish brown biotite as disseminations, in fracture-veinlets and halos adjacent to fractures and veins

     5. Calcic-Sodic 2

                  -

albite-actinolite-epidote-mag-py +/- cpy.

                  -

cuts and replaces Potassic 2.

     6. Late Potassic-Sodic.

-

Kspar-albite-scapolite-calcite

-

low sulphide, magnetite-destructive.

-

associated with late-stage faults.

In addition to the multiple, specific alteration phases which are evident at the core scale, a broad zonation is apparent as well. Calcic-sodic alteration (albite-scapolite-actinolite-chlorite-epidote) in eastern San Fernando (east of hole 2) is replaced by strong potassic alteration (biotite +/- Kspar) in the west. The area of strong potassic alteration extends east, along the south side of the San Fernando Fault through the area of hole 13 and remains open to the east along this trend.  The area to the west remains totally open.

Picale

Three holes were drilled at Picale.  Geology and hole locations are shown in Fig. 4.

Drilling provided a preliminary test of a flat-lying, bedding-conformable manto that has been traced intermittently over a strike length of more than 5.0 km.  Numerous historical working (prospect pits, small adits and declines) occur over most of this interval which probably date back to the early to mid 1900’s.

Surface samples from these showings returned values ranging from 1% to 4% copper and up to 2 g/T gold.

PC-01 (-50)
PC-03
PC-02 (-60)
Fig No.4
Colluvium and alluvial stream deposits.
Layered Rocks
Cretaceous
Feldspar and quartz-feldspar crystal tuff. Commonly with a welded eutaxitic texture. Local fiamme.
Pale creamy colored, pervasive clay-sericite-specularite altered ash tuff.
Dark gray to black, biotite-rich mixed lapilli-crystal-ash-muddy tuff unit. Lower horizon includes interbedded volcaniclastic sediments and limestone.
Quartz-feldspar crystal tuff.
Limestone.
Intrusive Rocks
Upper Cretaceous
Coastal Batholith
Sheared granodiorite; zones of ductile deformation.
Secondary Dirt Road.
Fault.
Bedding.
Cu-Fe Manto Mineralization.
Drill Hole Location.
CARDERO RESOURCE CORP.
Picale Prospect
Baja California Norte
MEXICO
Complilation Map

Area of prospect pits
(Gamma showing)
PC-02
PC-03
6.65m @
4.03% Cu, 0.40g/T Au
Fig No.5
To Accompany Report By C.
0
125 m
Scale 1:2500
CARDERO RESOURCE CORP.
Picale Prospect
Baja California Norte
MEXICO
Drill Hole Cross-Section PC-2, PC-3
Feldspar and quartz-feldspar crystal tuff. Commonly with a welded eutaxitic texture. Local flamme.
Grey to dark brown volcanic wacke and coarse pebbly wacke.
Manto mineralization: Semimassive to massive magnetite-chalcopyrite-pyrite.
Quartz-feldspar crystal tuff. Local blue quartz eyes.
Limit of zone of intense biotite alteration developed in the hangingwall and footwall of the manto horizon.

Holes 1 and 2 were collared near the leading edge of the manto and intersected mainly magnetite with low copper values. Hole PC-03 was collared 208 meters north of PC-02 (directly down dip and about 400 meters from the leading edge of the manto) and intersected 4.03% Cu, 0.4g/T gold over a core interval of 6.65m (true width of 6.52m).  Within this interval is a central higher-grade core averaging 5.54% Cu, 0.57g/T gold over a true width of 4.17m.  Mineralization consists of crudely banded semi-massive to massive magnetite-chalcopyrite-pyrite.  Gangue minerals include actinolite-albite-chlorite with local small blebs of white to red jasperoidal quartz.  The immediate footwall and hanging wall are intensely biotized (totally texture-destructive). Below this, the footwall consists of quartz-feldspar crystal tuff with fine secondary biotite. Secondary Kspar and albite cutting and replacing biotite occur in bleached patches and halos adjacent to some fractures.  A thick (+30m) section of strongly biotized pebbly wacke and volcanic wacke overlies the manto. These sediments are capped by a tight, impervious welded tuff unit with secondary biotite in fractures and irregular seams.

The stratigraphic section is similar in all three holes with potassic alteration present throughout (biotite +/- Kspar).  Regionally, mapping at Picale has identified a large hydrothermal system over an area more than 9 km north-south by 4 km east-west;  the system remains open to the west and northwest.

The results of hole PC-03 are highly encouraging in view of the high-grade nature of the mineralization intersected, the impressive strike length of the manto horizon and equally impressive areal extent of the surface alteration.  The mineralization in PC-03 shows a significant thickening and dramatic increase in grade down dip from hole PC-02, which is associated with a thicker more intense zone of biotite alteration in the hanging wall (see Fig 5).  Projected extensions down dip to the north and along strike to the west extend under a large, flat basinal area more than 1 km across with easy access.

Amargosa

The Amargosa Creek Showing (Fig. 6) was discovered during the 2003 Anglo regional program.  Numerous, small copper oxide showings are exposed along the creek bed in altered, coarse, poorly bedded volcaniclastic rocks over a distance of about 300 meters.  Petrographic work by Hitzman et al (2004) identified 5 main phases of alteration consisting of sodic (ab-hematite), calcic-sodic (euhederal mag-ep-ab-mushketovite & ab-ep-act-chl-anhedral mag-hematite-mushketovite) and silicification (tourmaline-qtz-py-cpy & tourmaline-qtz +/- py-cpy).  There is a general transition from magnetite dominant phases in the northern part of the creek zone to specularite dominant at the south end.

Copper mineralization is visibly widespread but fairly minor consisting of small green specks of Cu oxide with chalcopyrite cores. The best copper mineralization occurs in zones of intense fine-grained magnetite and specularite replacement (up to 40% total Fe) referred to by Anglo as “black alteration”.

Two core holes (AM-01, AM-02) were drilled to test the Amargosa Creek Zone at depth.  The top part of AM-01 penetrated coarse volcaniclastics with minor thin tuff beds to a depth of 148m and then andesitic crystal tuff to the final depth of 202.65m.  Hole AM-02 interested the coarse volcaniclastic sequence (plus minor tuff interbeds) to a depth of 195m and then the andesitic crystal tuff unit down to the bottom of the hole at 236.83m. The volcaniclastics in both holes displayed alteration and mineralization similar to that exposed along the creek. The lower tuff unit displays weaker alteration and contains only minor mag-py.

3290000 N
3289500 N
3289000 N
675000 E
675500 E
676000 E
676500 E
Alluvium and alluvial stream gravels.
Volcaniclastics with andesite porphyry flows, sills and dykes.
Volcaniclastic deposits, dominantly lapilli to block andesite clasts with minor wacke and ash tuff beds.
Picale - Amargosa Intrusive Complex
Grey fine-grained microdiorite.
Aeromagnetic Anomaly.
Area of most abundant specularite.
Presence of Cu Oxide.
Drill Hole Location.
Geology modified after S. Enns, 2004
Access Road
AM-01 (-50)
AM-02 (-70)
Amargosa Creek
Fig No.6
To Accompany Report By G. Belik, Jan 2006
0
500 m
Scale 1:10,000
CARDERO RESOURCE CORP.
Amargosa Prospect
Baja California Norte
MEXICO
Compilation Map

Exploration

The diamond drill program was the only work program carried out by the JV in 2005.  Results of prior work by the JV are documented in earlier reports by Anglo (Cruise et al, 2004,  Enns 2004).

Brief summarized, the 2003 and 2004 Anglo work programs consisted of the following:

2003

-

review of government reports, maps and LandSat images.

-

Fugro combined triaxial magnetic gradiometer & gamma ray spectrometer airborne survey;  7,306 line km.

-

stream sediment survey

-

lithogeochemistry

-

ground acquisition

-

prospecting

-

regional and property-scale mapping.

-

partial gravity survey over San Fernando (coarse, 1km grid).

2004

-

detailed property mapping

-

reconnaissance mapping-prospecting.

-

detailed ground magnetic survey over San Fernando

-

IP survey over San Fernando and Amargosa

-

permitting

Drilling

The drill program was contacted to Britton Bros., based out of Hermosillo, Mexico.  A skid-mounted Longyear 38 drill rig with NQ wireline equipment was utilized.  Drilling commenced on Sept 20, 2005 and was completed on Dec. 8, 2005.  The particulars of the holes are as follows:

                                                  San Fernando

Hole No.	Easting*	Northing*	Elev(Approx)	Dip	Azimuth	Depth( m)
05SF-01	670504	3311107	496	-70º	135º	331.32
05SF-02	670294	3310727	475	-90º		355.70
05SF-03	670591	3310681	481	-90º		38.10
05SF-03A	670568	3310670	481	-90º		36.57
05SF-03B	670600	3310601	480	-75º	360º	380.00
05SF-04	668978	3310647	470	-90º		420.01
05SF-05	668532	3311001	476	-45º	360º	343.20
05SF-06	670024	3310739	479	-90º		392.28
05SF-07	669701	3310695	483	-90º		334.37
05SF-08	668506	3311193	467	-90º		438.00
05SF-09	668605	3311192	460	-90º		334.37
05SF-10	668621	3311094	463	-90º		288.64
05SF-11	668605	3311294	455	-90º		99.69
05SF-12	668604	3311287	455	-55º	180º	215.49
05SF-13	668789	3311103	458	-50º	360º	139.90
05SF-14	668789	3311098	458	-54º	180º	130.15
					Sub Total	4257.79

*NAD 27 datum

                                                  Picale

Hole No.	Easting*	Northing*	Elev(Approx)	Dip	Azimuth	Depth( m)
05PC-01	681145	3301479	508	-50º	110º	206.35
05PC-02	680576	3300980	485	-60º	180º	121.01
05PC-03	680577	3301184	483	-90º		96.62
					Sub Total	423.98

                                                  Amargosa

Hole No.	Easting*	Northing*	Elev(Approx)	Dip	Azimuth	Depth( m)
05AM-01	675765	3288847	268	-50º	270º	282.55
05AM-02	675672	3288594	260	-70º	250º	236.83
					Sub Total	519.38

                                                                                                                 Total Program                 5201.15

During the drill program the crew stayed in a camp at San Fernando. The drill operated 24 hours per day in two 12-hour shifts, each consisting of one driller and one helper.  Drill core was trucked at the end of each shift to a secure site for future logging and sampling.

The initial drill sites at San Fernando (Holes 05SF-01 to 05SF-7) were selected by Anglo and utilized a combination of geological and geophysical parameters.  Holes 8 to14 followed up on the mineralization intersected in Hole 5.

At Amargosa, two holes, about 300 meters apart, were drilled to test the Amargosa Creek showing at depth.

Three holes were drilled at Picale.  Two holes were drilled near the leading edge of the manto horizon in the vicinity of known showings. The third hole was a blind step-out 400 meters down dip from the leading edge of the manto horizon.

A general summary of the results of the drilling is tabulated below.

                                                                           San Fernando

Hole	Target	Results
05SF-01	Strong coincident mag-IP anomaly beneath the San Fernando showing.	Strongly altered (sodic-calcic) volcanics and volcaniclastics with abundant magnetite. 80.0-98.0m: 18.0m @ 0.5% Cu.
05Sf-02	Coincident strong mag-IP-gravity anomaly.	Strongly altered volcanics and volcaniclastics (ab-act-chl +/- bi-Kspar-tourmaline). Generally abundant py-mag. Anomalous Cu throughout most of hole ( 0.1% +/-)
05SF-03	Resistivity Low.	Hole abandoned in overburden.
05SF-03A	Same setup as 03	Hole abandoned in overburden.
05SF-03B	Same target as 03. Hole moved 40m to the south and angle back towards 03.	Sodic-calcic alteration. Volcanics-volcaniclastics. Abundant mag, minor Cu.
05SF-04	Resistivity low, chargeability high at depth.

Upper volcanic section (sodic alt). Volcaniclastics at depth with abundant mag, Mainly act-chl with locally good secondary biotite. pyrite. Abundant mag. Anomalous Cu below 168m to 420m(FD) with narrow zones of 0.2-0.4% Cu

05SF-05	Mag-IP anomaly	Volcaniclastics with strong biotite alt throughout most of hole. Abundant mag. Low grade Cu min throughout with intervals of good grade. 248.0-279.0m: 31.0m @ 0.96% Cu.
05SF-06	Central part of mag-gravity anomaly.

Coarse, strongly altered volcaniclastics (ab-act-chl with section of strong biotite alteration). Four, semimassive to massive mag-act-sulphide mantos, 1.3 to 7.8m thick. Anomalous copper throughout with narrow intervals of +0.5% Cu.  Av for hole about 0.1% Cu.

05SF-07	Central part of mag-gravity anomaly.	Similar to Hole 6. Less biotite and less Cu. Number of mag-act mantos similar to Hole 6.
05SF-08	Step-out, north of Hole 5.

Volcaniclastic throughout most of hole with volcs at base. Fairly pervasive biotite alteration. Ocoite dykes in upper part of hole with mineralized margins. 269-343m: low-grade Cu min throughout (0.2% range). 274.5-308.25m: 33.75m @ 0.30% Cu.   Abundant mag.

05SF-09	100m east of Hole 8	Volcaniclastics. Strong biotite alt. Abundant mag. 134.5-179.8m: 45.3m @ 0.71% Cu. Ductile-brittle fault zone in hanging wall.
05SF-10	100m south of Hole 9	Volcaniclastics. Mainly late-stage Kspar-ab mag-destructive alteration. Minor Cu.
05SF-11	100m north of Hole 9 (-90º)	Unmineralized volcanics. Patchy biotite alt.
05SF-12	Same setup as Hole 11. Hole angled to the south.

Wide ductile deformation zone intersected in upper part of hole. Volcaniclastics through most of the remainder of hole.

Generally strong biotite alteration throughout. 155.16-183.0m: 26.04m @ 0.33% Cu. Ductile-brittle fault zone in hanging wall.

05SF-13	200m east of Hole 10. Drilled to the north toward the San Fernando Fault.	Volcaniclastic in the top part, volcs at base (fault contact). Zones of ductile-brittle deformation throughout. Sec biotite with act-ep-chl. Abund map-py. Anomalous Cu throughout; av 0.1-0.2%.
05SF-14	Same setup as Hole 13, drilled to the south.	Volcaniclastics. Pervasive sodic-calcic alt (ab-scap-act-chl-ep-cal. Abundant fine magnetite. Minor Cu.

                                                                                    Picale

Hole	Target	Results
05PC-01	Manto	Manto 163.53-164.50m: 0.97m @ 1.28% Cu, 0.07g/T Au.
05PC-02	Manto	Manto 20.5-23.13m: 2.63m @ >50% Fe, 0.22% Cu.
05PC-03	Manto	Manto 56.4-63.05m: 6.65m (6.52m TW) @ 4.03% Cu, 0.4g/T Au. Including: 58.0-62.24m: 4.24m (4.17m TW) @ 5.54% Cu, 37.3% Fe, 0.57g/T Au.

                                                                                 Amargosa

Hole	Target	Results
05AM-01	Creek Showing	Coarse volcaniclastic in upper part, andesitic tuff at base. Strong sodic-calcic alt in volcaniclastics. Abundant mag +/- py-cpy
05AM-02	Creek Showing	Similar to AM-01.

Detailed drill logs for all of the holes are provided in Appendix B.

Sampling Method and Approach

Drill core was logged and split at a secure site on the San Fernando Property.  The core was first washed and then measured, logged and photographed.  Sample intervals were marked off on the core and along the edges of the core boxes using an indelible-ink, felt-tipped pen.  After sample intervals had been assigned, the core was split in half longitudinally with a rock saw.  Care was taken to clean the saws between samples.  After splitting, one half of the sample was placed in a plastic sample bag along with a numbered sample tag.  The other half of the sample was returned to the core box for future reference.  Although the sample interval varied in some sections due to geological dictates, a sample interval of 2.0m generally was maintained throughout the hole where visible mineralization was evident.

In total, 1073 core samples were submitted for gold and multi-element ICP analyses.

Sample Preparation, Analyses and Security

Care was taken to ensure the integrity and security of each sample.   All samples were packed in large fiberglass rice sacks (about 4 samples per sack) that were taped shut and “locked” with individually numbered security tags.  The contents of each sack along with the corresponding security tag number were recorded for future reference.

Samples were driven by truck directly to the ALS Chemex lab in Hermosilla.  The Hermosillo lab handled the sample preparation. Pulps were shipped to the ALS Chemex lab in Vancouver, B.C. for gold and multi-element ICP analyses.

ALS Chemex laboratories have a quality assurance program that operates according to the International Standards Organization (IOS) guidelines. Each laboratory employs a comprehensive quality control program covering both sample preparation and analysis with regular internal audits undertaken to ensure compliance with documentation procedures required by the IOS.

Gold analyses were determined by Fire Assay with an AA (atomic absorption spectrometry) finish from a 50 g sample.  For the ICP work, a standard 34-element package (ME-ICP41) was used;  this analytical procedure uses aqua-regia acid digestion with an IPC-AES determination. Samples that returned over limit copper values (+10,000 ppm) were rerun using a copper-specific assay technique (Cu AA46).

Data Verification

All of the assay data was checked against field notes and drill logs to ensure that there were no unusual inconsistencies between the reported results and field observations.

Laboratory standards are run routinely by ALS Chemex to ensure quality control and lack of contamination.  In addition Cu-Au standards and blanks (barren granite collected at a site near the project) were submitted at random intervals from each hole. In total 51 standards and 51 blanks were submitted. There was very close comparison between all of the standards submitted and the results received from Chemex.  The blanks all returned uniformly low values for Cu and gold.

The author directly supervised the sampling and handling of the core samples, blanks and standards submitted for assay and is confident in the adequacy of the sample preparation, security and analytical procedures that have been carried out during the program.

Interpretation and Conclusions

Diamond drilling at San Fernando has clearly established that the area is underlain by a large robust hydrothermal system.  All holes intercepted broad zones of intense, texture-destructive alteration associated with pervasive magnetite-pyrite mineralization.  Zones of significant copper mineralization, associated with intense potassic alteration (biotite and Kspar), within and peripheral to large-scale, ductile to ductile-brittle fault zones were intersected in a number of holes.

Alteration and associated mineralization at San Fernando remain open in all directions. Only a small part of the overall system has been tested to date.

At Picale, three holes provided a preliminary test of a flat-lying bedding-conformable manto that has been traced intermittently over a strike length of more than 5.0 km. PC-03 shows a significant thickening and dramatic increase in grade down dip from Hole PC-02.  Results are encouraging, particularly in view of the high-grade nature of the mineralization intersected in Hole PC-03, the association of the mineralization with an extensive zone of strong potassic alteration, the impressive strike length of the manto horizon and the equally impressive areal extent of the surface alteration.

At Amargosa two drill holes tested a broad zone of sodic and sodic-calcic-boron (tourmaline) alteration that is exposed over a width of more than two kilometers. Both holes intersected alteration and mineralization similar to that exposed on the surface.  Weak copper mineralization (0.1% range) is present in both holes. Although better results were hoped for, the alteration system is very large and only a small portion of it was tested. In addition, a large area of potassic alteration occurs a few kilometers to the south-southeast.  This area was discovered late in the 2004 season and was never followed up in detail.  Based on its proximity it is probably either related to, or an extension of the Amargosa alteration system.

Recommendations.

Results of the 2005 drill campaign are encouraging.  Further drilling is recommended and is the only reliable method of further evaluating the prospects.  Currently, detailed IP surveys are being carried out at San Fernando and Picale which may help better define drill targets.  The results of this program should be integrated with detailed structural analyses of the core and further surface mapping in order to optimize drill hole locations.  Specific recommendations as to the amount of drilling and drill hole locations will await the results of this work.

______________________

G. D. Belik, P.Geo.                                                                              Jan 23, 2006

References

Belik, G.D. (2003);

Geological Report on the San Fernando Property, State of Baja California, Mexico; private company report.

Belik, G.D. (2000);

Summary Report on the Alistos Project, Baja California Norte; private company report.

Cruise, M. et al (2004)

Annual Report on Exploration Activities, Project 2384.

Anglo American company report.

Enns, S (2004)

2004 Final Report, Geological Mapping in the Amargosa-Las Fortinas Region, Baja California, Mexico; private company report.

Hitzman, M. H. &

A model for the Origin of Olympic Dam-type deposits;

Oreskes, N. (1993)

GAC Special Paper 40.

Hitzman M.H. &

Logging and Petrography of Drill Core From Cardero                      Lopez G. (2005)

Resources’ San Fernando Prospect;. private company report.

Rankin, L.R. (2005)

Structure of the San Fernando IOCG Prospect, Baja Mexico:

From Drill hole and Magnetic Data; private company report.

Sillitoe, Richard H. (2003)

Iron oxide-copper-gold deposits: an Andean view; published

             online;

Williams, Patrick J et al

Iron Oxide Copper-Gold Deposits:  Geology, Space-Time

(2005)

Distribution and Possible Mode of Origin:  in Economic

Geology, One Hundredth Anniversary Volume (1905-2005)

pp 371-405.

 Appendix A

Writer’s Certificate

                        1815 North River Drive, Kamloops, B.C., Canada V2B 7N4

Tel: (250) 376-8351

Fax: (250) 376-8351

            Email: gbelik@shaw.ca

       CERTIFICATE of AUTHOR

      I, Gary D. Belik, P.Geo. do hereby certify that:

1.

I am currently self employed as a geological consultant (minerals) with my office located at:

1815 North River Drive

Kamloops, B.C., Canada

V2B 7N4

2.

I graduated with a degree in Bachelor of Science in Geology (honours) from the University of British Columbia in 1970.  In addition, I have obtained a degree in Master of Science in Geology from the University of British Columbia in 1974.

3.

I am a Member of the Association of Professional Engineers and Geoscientists of British Columbia and a Fellow of the Geological Association of Canada.

4.

I have worked as a geologist for a total of 36 years since my graduation from University.

5.

I have read the definition of “qualified person” set out in National Instrument 43-101 (“NI 43-101”) and certify that by reason of my education, affiliation with a professional association (as defined in NI 43-101) and past relevant work experience, I fulfill the requirements to be a “qualified person” for the purposes of NI 43-101.

6.

I am responsible for the preparation of all sections of the technical report titled Diamond Drill Report on the Baja California Norte IOCG Project (San Fernando, Picale and Amargosa Properties), Baja California Norte, Mexico and dated January 22, 2006 (the “Technical Report”) relating to the San Fernando, Picale and Amargosa properties. I visited San Fernando, Picale and Amargosa properties for a total of 61 days between Sept 17, 2005 and Dec14, 2005.

7.

I have not had prior involvement with the properties that are the subject of the Technical Report.

8.

I am not aware of any material fact or material change with respect to the subject matter of the Technical Report that is not reflected in the Technical Report, the omission to disclose which makes the Technical Report misleading.

9.

I am not independent of the issuer applying all of the tests in section 1.5 of National Instrument 43-101, by having stock options and an employment contract with Cardero Resource Corp.

10.

I have read National Instrument 43-101 and Form 43-101F1, and the Technical Report has been prepared in compliance with that instrument and form.

11.

I consent to the filing of the Technical Report with any stock exchange and other regulatory authority and any publication by them, including electronic publication in the public company files on their websites accessible by the public, of the Technical Report.

Dated this 22nd Day of January, 2006.

Seal

____________________

Gary D. Belik

                                                    Appendix B

                                              Drill Logs

CARDERO RESOURCE CORP. CORE LOGGING SHEET

Drillhole: AM 2	Page: 1 of 12	Location: AMARGOSA	Scale: 1:100
Drillers: BRITTON	Company:	Depth / Angle / Bear.	Angle: -70°
Start: Nov 28/05	Easting: 675 676		Bearing: 250°
End:	Northing: 3288596		Sect.
EOH: 236.83	Elevation: 260 m		Plan.

Logged by: E. Durán

Notes:

Tags / Geotech

Depth m	Box #	Tag	TCR %	RQD %
1				
2			92	
3	1	3.05		
4			83	
5	5.05	5.18		
6				
7			100	
8	2	8.83		
9	9.63			
10			100	
11		11.28		
12	3		100	
13				
14	14.10	14.33		
15				
16	4		100	
17		17.37		
18	18.57			
19	5		100	
20				

GRAPHIC

Alt / Mins:
+++ Na(Ab)
++ Sp(Mk)
++ Ep
++ Cl>>At
Sp>>Mag

GEOLOGICAL DESCRIPTION

Medium to coarse-grained volcaniclastic rock, massive white to greenish color. Dark-green patches (chlorite/actinolite?) and green-pistachio patches (epidote). Strong pervasive sodic alteration white color. Dark pattchy magnetic specularite (mushketovite). Fine diss. Py.

Na > Sp = Ep = Cl > At

Sp >> mag

Mineralization (%)

Interval	Sc - Ab	Cl - Ep	At	Other	Pyrite
~0–5 m	Na(Ab): Pv, St >30%	Ep: W 2-3%	Cl>At: St 20-25%	Sp: Spt 1-2%	Diss. 0.5-1%
~5–9.5 m	Na(Abe): Pv >30% St	Ep: Spt 2% W	Cl>>At St 20%	Sp: Spt 15%	Diss. <0.5%
~9.5–14.5 m	Na(Ab?) Pv >25% St	Ep: Spt/Pt 2-3%	Cl>At: Pt, Pv 20-25% St	Sp: Spt 1-2%	Dis 0.5-1%
~14.5–19.5 m	Na(Abe): Pv 30°	Ep. Pt 3-5%	Cl>>At Pv 20-25% St	Sp: Spt 2%	Diss 0.5-1%

K - Bi, Cpy, Other Cu, Sample #

CARDERO RESOURCE CORP. CORE LOGGING SHEET

Drillhole: AM2	Page: 2 of 12	Location:			Scale: 1:100	Logged by: E. Durán
Drillers:	Company:	Depth	Angle	Bear.	Angle:	Notes
Start:	Easting:				Bearing:	
End:	Northing:				Sect.	
EOH:	Elevation:				Plan.	

Depth m	Box #	Tag	TCR %	RQD %	Lith / Str	Alt / Mins	GEOLOGICAL DESCRIPTION	K - Bi	Sc - Ab	Cl - Ep	At	Other	Pyrite	Cpy	Other Cu	Sample #
20–23.06	5	20.42	100				Cpy associated to Sp. Same rock. Drusy Ep-Ab?		Na(Ab?): Pv>30% st	Ep: Spt 3% w	Cl>At: Pv 20% st	Sp: Spt 3%	Diss: 0.5-1%	Tr		✓
23.06–27.62	6	23.47, 26.62	100		Drusy Ab-Ep	+++ Na(Ab?); ++ Cl>At; + Ep; + Sp(Msk); Sp>Mag			Na(Ab?): Pv>30% st	Ep: Spt 5-7% w	Cl>At: Pv 20-25% st	Sp: Spt 3-5%	Diss: 0.5-1%			
27.62–31.62	7	29.57	100		Broken (29)				Na(Ab?): Pv>30% st	Ep: Spt 3% w	Cl>At: Pv 20% st	Sp: Spt 4-6%	Diss: 0.5%	Tr		✓
31.62–36.13	8	32.61, 35.66	100						Na(Ab?): Pv>30% st	Ep: Pt 5-7%	Cl>At: Pv 20% st	Sp: Spt 4-6%	Diss: 0.5%			
36.13–40	9	38.71	100										Diss 0.5%

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Drillers:	Company:	Depth	Angle	Bear.	Angle:
Start:	Easting:				Bearing:
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EOH:	Elevation:				Plan.

Logged by: E. Durán

Notes

Tags / Geotech

Depth m	Box #	Tag	TCR %	RQD %
41		41.6		
42				
43			100	
44		44.81		
45	45.10			
46				
47		47.85	100	
48				
49	49.65			
50		50.90	100	
51				
52				
53		53.95	100	
54	54.22			
55				
56			100	
57		57.00		
58	58.75			
59			100	
60				

GEOLOGICAL DESCRIPTION

Interval	Alt / Mins	Geological Description	K-Bi	Sc-Ab	Cl-Ep	At	Other	Pyrite	Cpy	Other Cu	Sample #
41.0–41.8		Ash tuff, dark-gray to green color. Some amydules with Sc. Slight bedding. Strong At/cl. Diss Py, Cpy tr to <0.2		Sc:w	cl:R,st	R,st		<0.5	Tr		
41.8–46.75	+++ At>cl ++ Ep + Sp ++ Na(Ab)	Medium to coarse-grained volcaniclastic rock, massive, dark-green color with patchy pistachio color. Strong hydrothermal alteration. Some pinkish zones (Ab?) the rock it is not magnetic		Na(Ab): md	Ep: Pt 10-15% w	At/cl. Pv >30% st	Sp: Spt 2%	<1.0%	<0.2%		
46.75m–48.71	+ Ep. − cl/At + Sp	greenish-gray volcanic flows, aligned vessycles filled with At/cl, mag, Ab? Cpy Tr associated to specularite/mag. Druzy Ab?, spotted Sp. Weak magnetis		Sc: 1-2% Ab: <0.5%	Ep. 3-5%	At 1%	1.5-2%	<1.0%	<0.25%		
48.71–51.8	+++ At>cl +++ Ep ++ Na(Ab) + Sp	Same volcaniclastic rock, non magnetic. Strong Ep and At		Ab: Pv 10%	Ep: Pv 20%	At Pv >30 st	Sp Spt 1-2%	<0.5%	−		
51.8–60	+++ At>cl + Sp − Na	Same volcaniclastic rock, darker-green color, strong magnetism; fragments replaced by Sp and mag. not epidote		Na alt: Pv weak	−	At Pv >30% st	Sp: Spt 1%	Diss 0.5%	−

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Drillhole: AM2	Page: 4 of 12	Location:			Scale: 1:100	Logged by: E. Durah
Drillers:	Company:	Depth	Angle	Bear.	Angle:	Notes
Start:	Easting:				Bearing:	
End:	Northing:				Sect.	
EOH:	Elevation:				Plan.	

Tags / Geotech — Depth m, Box #, Tag, TCR %, RQD %
GRAPHIC — Lith / Str, Alt / Mins
GEOLOGICAL DESCRIPTION
Mineralization (%) — K - Bi, Sc - Ab, Cl - Ep, At, Other, Pyrite, Cpy, Other Cu, Sample #

Depth m	Box #	Tag	TCR %
		60.85	
61			
62	14		100
63	63.35	63.09	
64			
65	15		100
66		66.14	
67			
68	67.91		100
69		69.19	
70	16		
71			100
72	72.48	72.24	
73			
74			100
75	17	75.29	
76			
77	77.08		100
78			
79	18		
80			

Lith / Str: 64: bd 80°

Alt / Mins: +++ At >> Cl; + mag Sp; − mag; − Na; (80) +++ Ep.

Geological description:

greenish-gray ash tuff, bedded, Ab-Ep amygdules.

Medium to coarse-grained volcaniclastic rock, massive, darker-green color, strong hydrothermal alteration
At >> Sp > mag
fine magnetic Sp.
Some fragments of crystal tuff dark-gray color, plagioclase phyric
Replaced fragments by fine magnetic Sp.

← Crystal tuff fragments plagioclase phyric

Spotty Cpy assoc to Sp an Turmaline?

79.75m.

Mineralization (%):

- 60–64: Na alt: Py weak; At: Py > 30% st; Sp: Diss 1-2%; Py Diss: 0.5-1%; Cpy Tr <0.1 Tr
- 64–71: Na alt: Py weak; At: Py > 30% st; Sp: Diss 1-2%; Py: Diss 1-1.5%; Cpy < 0.2%
- 71–80: Na alt: Py weak; At/Cl: Py > 30% st; Sp: Diss / Spt 2-3%; Py: Diss 1-1.5%; Cpy: Spt and fx < 0.5%

61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80

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Drillhole: AM2	Page: 5 of 12	Location:			Scale: 1:100	Logged by: E. Durán
Drillers:	Company:	Depth	Angle	Bear.	Angle:	Notes
Start:	Easting:				Bearing:	
End:	Northing:				Sect.	
EOH:	Elevation:				Plan.	

Tags / Geotech

Depth m	Box #	Tag	TCR %	RQD %	
	18				
81	81.64	81.88			81
82					82
83			100		83
84	19	84.43			84
85					85
86	86.08		95		86
87		87.48			87
88	20				88
89			100		89
90	90.63	90.58			90
91					91
92			100		92
93	21	93.57			93
94					94
95	95.06		98		95
96		96.62			96
97	22				97
98			98		98
99	99.43	99.67			99
100					100

GEOLOGICAL DESCRIPTION

Interval	Alt / Mins	Geological Description	K-Bi	Sc-Ab	Cl-Ep	At	Other	Pyrite	Cpy	Other Cu	Sample #
to ~87.8	+++ Na(Ab2) ++ Ep + At - Sp	Medium to coarse-grained volcaniclastic rock, masive, dark-green color with pistachio-green color and white to Pinky patches. the rock is not magnetic, the alteration destroy the magnetite and magnetic Sp. Strong hydrothermal alteration. Some druzy Ep-Ab. Na(Ab)>>Ep>At>Sp		Na: Pv 20% / Na(Ab): Pv>60% st.	Ep: Pt 35% / Ep: Pt/Pv 15-20%	At: Pv 25% / At: Pt 10% mod	<1% 9D / Sp: diss 2-3%	<0.5% / Py: diss <0.5%	-		
~87.8 – 93.25	+++ Na(Ab) ++ Ep/At + mag>Sp	Same volcaniclastic rock, darker-green color. Strong hydrothermal alteration At>Ep>Na(Ab) mag>Sp. The rock is strong magnetic diss mag. Sp/Mag associated to Ep and Na(Ab). Some fragments replaced by Sp/mag. 93.25		Na(Ab): Pv 30%	Ep: Pt 10-15%	At: Pt 1-10%	mag/Sp: 5-7%	Py: dis <0.5%	-		
93.25 – 94.85	<3cm Sp-Ep At	Dark-gray to greenish ash tuff amygdules with Ep. The rock is magnetic. Sp veinlet. Ep>Sp>At. 94.85		-	Ep:	At:	mag:	-	-		
94.85 – 100	++ Ep ++ At + Sp/mag	Ep>At>Na(Ab). 97.90 m ash tuff		Na(Ab) Pv 5-8%	Ep: Pt/Pv 15-20%	At: Pv 10-15%	Sp/mag: diss 3-5%	P. diss <0.5%	-

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Drillhole: AM2	Page: 6 of 12	Location:	Scale: 1:100	Logged by: E. Duran
Drillers:	Company:	Depth / Angle / Bear.	Angle:	Notes
Start:	Easting:		Bearing:	
End:	Northing:		Sect.	
EOH:	Elevation:		Plan.	

Tags / Geotech: Depth m | Box # | Tag | TCR % | RQD %
GRAPHIC: Lith / Str | Alt / Mins
GEOLOGICAL DESCRIPTION
Mineralization (%): K - Bi | Sc - Ab | Cl - Ep | At | Other | Pyrite | Cpy | Other Cu | Sample #

Depth m	Box #	Tag	TCR %
101			98
102	23	102.72	
103		103.62	
104			97
105		105.77	
106	24		
107			98
108		107.98	
109		108.81	
110	25		98
111		111.86	
112		112.32	
113			100
114	26	114.91	
115			
116		116.86	100
117		117.86	
118	27		
119			98
120			

Alt / Mins (101–118.25): +++ Na(Ab?); ++ Ep; ++ At; + Sp>mag

Geological description (101–115 m):
Same volcaniclastic rock, dark-green color with patchy pistachio-green color; light color zones by Na alteration
Na(Ab?)>Ep>At
Sp>mag.
magnetic Sp (mushketovite?)
dark Sp associated with Ab-Ep

Mineralization (101–115 m): Na (Ab?): Pv 25-30%; Ep: Pt 15-20%; At: Pt/Pv 10-15%; Sp: diss 1%, Sp: Sp/diss 1-1.5%, Sp/mag: Sp 2%; Py: diss 0.5-1%, Py: diss 0.5-1%, Py: diss 0.5-1%; Cpy: Tr

115m

Increase a little the Na alteration
Na>>Ep>At
Sp>mag.

Mineralization (115–118.25 m): Na Ab: Pv 35%; Ep: Pt 15%; At: Pv 25%; Sp: 1-1.5%; Py: <0.5%

118.25

Alt / Mins (118.25–120): +++ Na(Ab?); ++ Ep; +++ At; + Sp

Mineralization (118.25–120 m): Na: Pv 30-50%; Ep: Pt 15%; At: Pw 25%

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Drillhole: AM2	Page: 7 of 12	Location:			Scale: 1:100
Drillers:	Company:	Depth	Angle	Bear.	Angle:
Start:	Easting:				Bearing:
End:	Northing:				Sect.
EOH:	Elevation:				Plan.

Logged by: E Durán

Notes

Tags / Geotech

Depth m	Box #	Tag	TCR %	RQD %
121		121.01		
122				
123	28		96	
124		124.05		
125	125.69		93	
126		126.19		
127	29	127.10	93	
128			69	
129	129.62	129.54		
130		130.15	95	
131				
132	30		87	
133	133.89	133.20		
134				
135			92	
136	31	136.85		
137				
138	138.88		97	
139		139.29		
140				

GEOLOGICAL DESCRIPTION

Interval	Lith / Str	Alt / Mins	Geological Description	K-Bi	Sc-Ab	Cl-Ep	At	Other	Pyrite	Cpy	Other Cu	Sample #
to ~121.9			Volcaniclastic rocks					SP				
~121.9–122.6	Bd 60°		gray-greenish ash tuff, faint bedding 60°, weak magnetism, strong chlorite		-	Cl: st	-	-	<0.5	-		
122.6–128		+++ At, +EP, +SP>mag	Medium to coarse-grained volcaniclastic rock, massive, dark-green color. Strong magnetism. Some replaced fragments by magnetic sp.		Na: Spt 5%; Na Spt 5%	Ep: 5% weak; EP: 5%	At: Py >40%; Py >40%	Sp: Spt 1-1.5%; Spt 2-3%	<0.5%; <0.5%	T2		
~128–128.5			gray-greenish ash tuff.									
128.5–133.20		+++ Na(Ab), ++At, +EP, 10cm mag EP Ab Cpy	Same volcaniclastic rock, increase Na alt. Rock white color with greenish patches. 133.20		Na: Py >30% st	EP: pt 10%	At: Py 15-20%	SP: 2%	1-1.5%			
133.20–140		+++ At, ++ EP, + Na(Ab)	Same volcaniclastic rock. Dark-green color with pistachio-green patches. Some pinkyish spots (Ab?)		Na: Spt <5%	EP: Pt	At: Py >40% st	Sp: dis 1-2%	Py: dis <1%	<0.2%		
140			Very stron Na(Ab)/K?

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Drillhole: AM 2	Page: 8 of 12	Location:			Scale: 1:100	Logged by: E. Duraк
Drillers:	Company:	Depth	Angle	Bear.	Angle:	Notes
Start:	Easting:				Bearing:	
End:	Northing:				Sect.	
EOH:	Elevation:				Plan.	

Tags / Geotech

Depth m	Box #	Tag	TCR %	RQD %
141	32		85	
142	142.42	142.34		
143				
144	33		92	
145		145.39		
146	146.39		95	
147				
148		148.44		
149	34			
150	150.69		93	
151		151.49		
152				
153	35		97	
154	154.83	154.53		
155				
156			95	
157	36	157.58		
158				
159	159.00		95	
160				

GRAPHIC – Alt / Mins

+++ K
++ magSp
+++ Ep
Sp-Ep-K (vein, ~147.5)
+ (~148)
Sp-Ep-K (vein, ~150)
T (~151–155)
Sp (vein, ~155.5)
K +++
Ep ++
magSp ++

GEOLOGICAL DESCRIPTION

141–154 m: Coarse to bloky volcaniclastic rock, pinkyish color with pistachio-green patches. Veinlets of magnetic Sp. The Sp is associated to Ep-K. Druzy Ep-K-Sp. Some Py with the Sp.

154–155 m: Crystal tuff

155–160 m: gray-greenish ash tuff. Pervasive veins of K with some Ep-Sp (mushketovite)

Mineralization (%)

Interval	K - Bi	Sc - Ab	Cl - Ep	At	Other	Pyrite	Cpy	Other Cu	Sample #
~141–142.5	K: Pv 20%		Ep: Pv 20-30%	At: 5%	Sp: Pt 8-10%	diss 2%	-		
~142.5–151	K: Pv/Pt 10-15%		Ep: Pt 10%	At Pv >40% St	Sp: diss/pt 2-4%	Py: dis 1-1.5%	-		
~151–154.5	K: Pv 10-15%		Ep Pt 15%	At Pv 10%	Sp: diss/pt 2-4%	Py: diss 1%	-		
~154.5–160	K: Pv 15-20%		Ep: Pt 5%	-	Sp: veins 4-6%	Py: dis <0.5%	-

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Drillhole: AM2	Page: 9 of 12	Location:			Scale: 1:100	Logged by: E. Duran
Drillers:	Company:	Depth	Angle	Bear.	Angle:	Notes
Start:	Easting:				Bearing:	
End:	Northing:				Sect.	
EOH:	Elevation:				Plan.	

Tags / Geotech — GRAPHIC — GEOLOGICAL DESCRIPTION — Mineralization (%)

Bx
Bx
Bx

Depth m	Box #	Tag	TCR %	RQD %	Alt / Mins	Geological Description
160.63–164.50	37	160.63; 163.68	97		+++ K; +++ Sp (Mk); ++ Ep	Coarse volcaniclastic rock interlayer with crystal tuff-ashtuff. Veinlets of K feld's with Ep and magnetic Sp. a very few chpy associated to K feld. Some hydrothermal breccias
164.50–169.85	38	163.42; 166.73; 167.83; 169.77	87; 94		+++ Na(Ab); ++ Sp(Mk); + Ep-At	Medium to coarse volcaniclastic rock, massive, dark-green color with white zones. Pinky patches by K feld's. Chpy associated to At/Sp moderated magnetism
169.85–175.87	39; 40	171.98; 172.71; 175.26; 175.87	78; 100; 84		+++ Na; +++ Sp; + Ep; + K; ++ K(?); ++ Sp; + Na	Coarse volcaniclastic rock, some times blocky. White-pinkyish color, massive. Druzy Ep-Abz-Sp. Strong patchy/veinlets magnetic-specularite. Chpy assoc. mag Sp. White color is pervasive - Na (alt)?
175.87–180	41	176.12; 178.92	100		+++ At; ++ Na(Abz); + Ep	Medium to coarse volcaniclastic rock, massive, dark-green color with white patches. At>>Na>Ep some Sp weak magnetism

Mineralization (%)

Interval	K - Bi	Sc - Ab	Cl - Ep	At	Other	Pyrite	Cpy	Other Cu	Sample #
160.63–161.8		Ab: 40%	Ep: 10%		dis 4%	dis 1%	<0.2%		
161.8–165.8	K: Pv 40%		Ep: Pt 15%		Sp: dis/Bx 4-6%	<1%			
165.8–169.85	K: Spt 10%	Na: Pv 25%	Ep: Pt 10%	At: Pv 20%	Sp 2-2.5%; Sp 3-5%	<1%	<0.25%		
169.85–175.87	K(?) Pt 10% m.	Na(Ab) Pv 25%; Na: Pv 5%			Sp 5-8%; Sp: 2-3%	<0.5%	<0.25%		
175.87–180		Na: 10-15% Pv.	Ep: Pt 5%	At Pv >40%	Sp: 2-3%	Py: <0.5%	Cpy: <0.1%

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Drillhole: AMP	Page: 10 of 12	Location:		Scale: 1:100	Logged by: E. Durán
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Start:	Easting:			Bearing:	
End:	Northing:			Sect.	
EOH:	Elevation:			Plan.	

Depth m	Box #	Tag	TCR %	RQD %	Lith / Str	Alt / Mins	GEOLOGICAL DESCRIPTION	K - Bi	Sc - Ab	Cl - Ep	At	Other	Pyrite	Cpy	Other Cu	Sample #
180.51–185.9	42 (180.51, 184.60)	181.36, 184.40	94, 91			+++ At, + Na(Ab), - Ep	Medium to coarse-grained volcaniclastic rock, massive, dark-green color. Strong hydrothermal alteration		Na(Ab) Pv 10%	Ep spt 5%	At: Pv > 35% st	Sp dis 2%	< 0.5%			
185.9–189.30	43 (188.63)	187.45, 187.52	100, 98		Bx, At-Ep-K Sp-Py	+++ Ep/At, ++ K, + mag/Sp	Coarse volcaniclastic rock inter-bedded with crytal-tuff pl-phyric. Strong introduction of Ep-K-mag/Sp. At-Ep-K-mag/Sp. The strong alteration Bx the rock. 189.30m	K: Bx/veins	Na: Pv 10%	Ep: 20%	At: Pv > 30% st	Sp/mag 2-3%	dis 1-1.5%			
189.30–194.70	44 (192.87)	190.30, 193.85, 194.16	76, 84			+++ At, + Ep, - Na	Coarse volcaniclastic rock dark-green color. Some fragments are faint-pink (K?). 194.70m		Na: Pv 5%	Ep: pt 10%	At: Pv > 40% st	Sp: 1-2%	dis < 0.5%			
194.70–199.50	45, 46 (197.05)	197.21	83, 84			+++ Ep, K+, - Sp/mag	Crystal tuff, plag-phyric dark-gray color, Ep-K veinlets with mag/Sp, a few Py. 199.50m	K: vlts 5%		Ep: Pv/vlts 25%		Sp/mag 1%	Py: dis < 0.5%

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Drillhole: AM2	Page: 11 of 12	Location:	Scale: 1:100	Logged by: E. Durán
Drillers:	Company:	Depth / Angle / Bear.	Angle:	Notes
Start:	Easting:		Bearing:	
End:	Northing:		Sect.	
EOH:	Elevation:		Plan.	

Tags / Geotech

Depth m	Box #	Tag	TCR %	RQD %
200		200.?		
201	201.15			
202			79	
203	47	203.30		
204				
205	205.40		97	
206		206.25		
207	48			
208			85	
209	209.70	209.40		
210				
211			92	
212	49	212.45		
213				
214	213.98		88	
215		215.49		
216	50			
217			92	
218	218.29	218.54		
219				
220				

GEOLOGICAL DESCRIPTION

Interval	Lith / Str	Alt / Mins	Geological Description	K-Bi	Sc-Ab	Cl-Ep	At	Other	Pyrite	Cpy	Other Cu	Sample #
to 201.15		+++Na, ++At, +SP	Ashtuff?, white color by strong Na alteration, At stringers, magnetic SP		Na: >30%		vlts 5%	1-2% SP	1%			
201.15–204.40		+Na, +At, +SP/mag	Ash tuff, gray to gray-greenish color, Na alt veinlets, diss fine SP/mag, diss fine Py		Na: vlts 2-3%		At, SP 1%	SP/mag: diss 1%	Py: dis 0.5%			
204.40–206.35	O O	+++Na, ++At, +SP/mag	Ash tuff, white color by strong Na alt., At stringers, magnetic SP, diss Py. Volcaniclastic rock, strong Na alt-EP-SP		Na >30%		vlts/diss 5%	1-2%	1%			
206.35–209.40		++EP, ++At, ++mag, +Ab/K?	Crystal-rich ash tuff, plag. p'hyric, dark-gray color. Veinlets with druzy Ep>At>mag>Ab>K? Faint bedding ∠ 30°		Na(Ab): <2%	Ep vlts: 5-10%	At Spt <2%	mag: 2%	<1%			
209.40–212.00	PsBx	+++EP, ++At, ++mag, +Ab	Crystal-rich ash tuff pseudo-breccia by strong alteration: Ep>At>mag>Ab		Na(Ab) <5%	Ep vlts 15-25%	At 8pt 5%	mag 3-4%	<1%			
212.00–218.54	vainlet At-Ep-Na-Ab mag-Py	+At, −EP, +mag				EP 3%	At: Spt 2-3%	mag 2%	Py: diss <0.5%			
218.54–220		−At	Crystal-rich ash tuff, plag p'hyric dark-gray color				At:Spt 1%

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Drillhole: AM 2	Page: 12 of 12	Location:	Scale: 1:100	Logged by: E. Durán
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Start:	Easting:		Bearing:	
End:	Northing:		Sect.	
EOH:	Elevation:		Plan.	

Depth m	Box #	Tag	TCR %	RQD %	Lith / Str	Alt / Mins
			87			
221	51	221.59			221.80 m	
222	222.67					
223			100		222.87 m	
224		224.64				
225	52				225.20 m	
226			97			Ep.
227	227.06	227.69			227.49 m	
228						
229			94			
230		230.73			230.00 m	
231	231.49					
232			100			
233		233.78				
234						
235			96			
236	236.06					
	236.83	236.83			236.60 m	
237						

GEOLOGICAL DESCRIPTION

Crystal-rich ash tuff, plag. p'hyric, dark-gray color with pistachio-green epidote druzy veins with Ep>Al>Ab/K±>mag.
fine magnetite diss. in the rock-matrix

END 236.83 m

Mineralization (%) (K - Bi | Sc - Ab | Cl - Ep | At | Other | Pyrite | Cpy | Other Cu | Sample #)

- K±: spt <1%
- Na(Ab): druzy <0.5%
- Ep: vlts 2-2.5%
- At: 1%
- mag: 1%
- Py: diss <0.25%

CARDERO RESOURCE CORP. CORE LOGGING SHEET

Drillhole: 05-AM-001	Page: 1 of 15	Location: Amargosa	Scale: 1:100	Logged by: J. Ramos
Drillers: Britton	Company: Cardero	Depth / Angle / Bear.	Angle: -50°	Notes
Start: Nov 25, 05	Easting: 675773		Bearing: 270°	
End: Nov 28, 05	Northing: 3288845		Sect.	
EOH: 282.55 mts	Elevation: 268 mts		Plan.	

Tags / Geotech

Depth m	Box #	Tag	TCR %	RQD %
1		1.52	0	
3		3.35	93	
5	1	5.18	87	
6	6.35			
8		8.23	99	
9–10	2			
11	10.85	11.28	95	
13	3			
14		14.33	98	
15	15.40			
17		17.37	98	
18	4			
20	19.90			

GEOLOGICAL DESCRIPTION

0-1.52: Colluvium. No recovering.

1.52-6.15: Andesitic volcaniclastic. Strong pervasive albite (50%), 20% At in small patches, some of them with Ep (3%), 10% Mag (diss/small patches). Mag intergrown in some patches with At and sometimes py. py = 1-2% in patches and diss. Cl = 1% replacing At. Tuv? (diss). At could be replacing clasts. Lower irregular contact to 90° (of alteration). Locally light pink color albite.

6.15-8.10: Andesitic volcaniclastic with wk-md (10-20%) pervasive albite, two stages at least. First one replacing clasts and cemented by At (12%). Mg = 15% (diss/replacing clasts). Py = 3% (diss/small patches). Cpy = 1% (diss/small patches). 8.05 = Tr Mo? (diss).

8.10-16.35: Andesitic volcaniclastic. Strong pervasive light pink albite (50%) 20% At in small patches, some of them with Ep (1-2%), 10-12% Mag in patches and diss, py = 1-2% (diss). Cl = 1%. cpy = 0.2% (diss).

16.35-43.85: Andesitic volcaniclastic. Wk-Md (10-25%) pervasive Ab, 10% Mag (diss/small patches/repl. frag), Diss/patches wk-md At (12-20%), Cl = 1%. py = 0.5-2% (diss). Tr (0.3%) Ep in cavities. 16.35-23.25: 0.5-1.2% diss cpy. 19.70: Tr diss Mo?

Tuv? mixed with Mag in patches?

Mineralization (%)

Interval	K-Bi	Sc-Ab	Cl-Ep	At	Other	Pyrite	Cpy	Other Cu	Sample #
1.52-6.15		Ab 50	Cl 1, Ep 3	20	Tuv	1-2			
6.15-8.10		Ab 10-20		12		3	1		
8.10-16.35		Ab 50	Cl 1, Ep 1-2	20		1-2		0.2	
16.35-		Ab 10-25	Cl 1, Ep Tr	12-20	Tuv	0.5-2	0.5-1.2	Tr Mo?	

Right margin depths: 4.50, 6.15, 8.10, 10.0, 12.0, 14.0, 16.0, 18.0, 20.0

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Drillhole: 05-AM-001	Page: 2 of 15	Location: Amargosa	Scale: 1:100	Logged by: J. Ramos.
Drillers: Britton	Company: Cardero	Depth / Angle / Bear.	Angle: -50°	Notes
Start: Nov 25, 05	Easting: 675773		Bearing: 270°	
End: Nov 28, 05	Northing: 3288845		Sect.	
EOH: 282.55 mts	Elevation: 268 mts		Plan.	

Depth m	Box #	Tag	TCR %	RQD %	Lith / Str	Alt / Mins	GEOLOGICAL DESCRIPTION	K-Bi	Sc-Ab	Cl-Ep	At	Other	Pyrite	Cpy	Other Cu	Sample #
		20.42	98													
21																
22														0.5-1.2		22.0
23	5	23.47	99				23.25 – 25.30: 0.1% diss cpy.									
24	24.30													0.1		24.0
25							25.30 – 26.50: 0.3 – 0.8% diss cpy									
26		26.52	100				26.50 – 37.85: 0.2 – 0.8% diss cpy.							0.3-0.8		26.0
27	6								Ab			Tvn?				
28									10-25	Cl 1			0.5-2			28.0
29	28.90						29.60: Tr diss Mo?				12-20					
30		29.57	92				30.90: Tr Mo intergrown with cpy.								Tr Mo?	30.0
31	7									Ep 0.3				0.2-0.8	Tr Mo	
32																32.0
33	33.35	32.61	98				33.30: Tr diss Mo?								Tr Mo?	
34																34.0
35																
36	8	35.66	100				36.50: Tr diss Mo.									
37															Tr Mo	
38	37.85						37.85 – 43.85: 0.1% diss cpy.									
39	9	38.71	100				38.90: 0.5 py (70%) – At (25%) – Mag (5%) veinlet to 20° from ax.							0.1		
40

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Drillhole: 05-AM-001	Page: 3 of 15	Location: Amargosa			Scale: 1:100
Drillers: Britton	Company: Cardero	Depth	Angle	Bear.	Angle: -50°
Start: Nov 25, 05	Easting: 675773				Bearing: 270°
End: Nov 28, 05	Northing: 3288845				Sect.
EOH: 282.55 mts	Elevation: 268 mts				Plan.

Logged by: J. Ramos.

Notes

Tags / Geotech

Depth m	Box #	Tag	TCR %	RQD %
41	9			
42	42.20	41.76	98	
43				
44	10			
45		44.81	95	
46	46.15			
47				
48	11	47.85	92	
49				
50	49.85	49.99	100	
51		50.98	95	
52	12			
53				
54	54.25	53.95	98	
55				
56	13			
57		57.00	100	
58	57.85			
59	14			
60				

GRAPHIC (Lith / Str, Alt / Mins)

GEOLOGICAL DESCRIPTION

41.25: Tr diss Mo.

43.85-89.90: Andesitic volcaniclastic.

strong (40-50%) pervasive Ab (light pink), 20-25% diss/patches At; 6-12% diss/patches Mag, 5% Ep with the At (in the patches), 1% Cl. Possible Tur mixed w/Mag (<1%)
py = 0.1-1% (diss).
[Ab possible mixed with silica].
Very small late patches (pinkish) (Kspar?)
44.50-48.85: Md fracturing (some fractures to 40° from axis).

50.10 - 71.80 0.1-0.5% diss cpy.
50.55: Tr diss Mo (intergrown with cpy).

Sometimes cpy is mixed with Mag.

53.65: Tr diss Mo?

55.30-58.30: Mod fracturing.

56.20: 0.3 cm calcite veinlet to 10° from ax.

Mineralization (%)

Depth	K - Bi	Sc - Ab	Cl - Ep	At	Other	Pyrite	Cpy	Other Cu	Sample #
~42		Ab 10-25	Ep 0.3; Cl 1	12-20	Tur	0.5-2	0.1	Tr Mo	
~49				20-25		0.1-1			
~50-52		Ab 40-50	Ep 5		Tur <1			Tr Mo	
~54			Cl 1				0.1-0.5	Tr Mo

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Drillhole: 05AM-001	Page: 4 of 15	Location: Amargosa		Scale: 1:100	Logged by: J. Ramos
Drillers: Britton	Company: Cardero	Depth	Angle	Bear.	Angle: -50°	Notes
Start: Nov 25, 05	Easting: 675773				Bearing: 270°	
End: Nov 28, 05	Northing: 3288845				Sect.	
EOH: 282.55 mts	Elevation: 268 mts				Plan.	

Depth m	Box #	Tag	TCR %	RQD %	Geological Description	K-Bi	Sc-Ab	Cl-Ep	At	Other	Pyrite	Cpy	Other Cu	Sample #
60		60.05	100		60.10: Tv diss Mo.								Tv Mo	
61	14													
62		62.55			61.70: 1cm pink veinlet (K spar?). Also pervasive 10cm before the veinlet.									
63		63.09	94		Veinlet to 70° from axis.									
64														
65	15								20-25			0.1-0.5		
66		66.14	100											
67		66.85						Cl 1			0.1-1			
68								Ep 5						
69		69.19	99							Tm? K1				
70	16				70.80-89.90: At is more pervasive (20-30%) than patches.		Ab 40-50							
71		71.30			71.80-75.95: Patches of Mag-tvr?-cpy, Mag-tvr?.									
72		72.24	97		71.80-75.95: 0.3-1% diss cpy									72.0
73					73.40: Tv Mo mixed with Mag.								Tv Mo	
74	17													74.0
75		75.29	97		75.75-75.95: Tv Mo (diss). 75.95-89.90: 0.2-0.9% diss/mixed with Mag, cpy.				20-30			0.3-1		
76		75.75											Tv Mo	76.0
77														
78	18	78.33	100									0.2-0.8		78.0
79					79: Tv diss Mo. 79: 1cm veinlet of Mag-Ep-py-At-cpy (0.5%) to 30° from ax								Tv Mo	
80														80.0

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Drillhole: 05-AM-001	Page: 5 of 15	Location: Amargosa	Scale: 1:100	Logged by: J. Ramos
Drillers: Britton	Company: Cardero	Depth / Angle / Bear.	Angle: -50°	Notes
Start: Nov 25, 05	Easting: 675773		Bearing: 270°	
End: Nov 28, 05	Northing: 3288845		Sect.	
EOH: 282.55 mts	Elevation: 268 mts		Plan.	

Depth m	Box #	Tag	TCR %	RQD %
	80.15			
81		81.38	100	
82				
83	19			
84	84.35	84.43	95	
85				
86				
87	20	87.48	100	
88				
89	88.85			
90		90.53	87	
91	21			
92				
93	93.40	93.57	95	
94				
95				
96	22	96.62	100	
97	97.50			
98				
99	23	99.67	100	
100				

GRAPHIC: Lith / Str — Alt / Mins (15°? at 90; 15° at 95)

GEOLOGICAL DESCRIPTION

80.25: 1cm Mag-At-Ep-cpy(3%)-Tur veinlet to 35° from ax.

85.45-85.85: 0.2-0.5cm Mag-tur?, Mag-tur-py veinlets to 35°-60° from axis.

85.55: Tr diss Mo.
86.50: 0.2cm calcite veinlet to 15° from ax.
85.85: 1cm K? veinlet to 60° from ax.

89.90 - 94.85: Andesitic crystal ash tuff. No clear contact with upper volcaniclastic because the rock is broken from 89.15 to 90.53.
wk-Md (12-20%) pervasive Ab,
wk-Md (12-17%) pervasive At
wk Mag (6-10%) (diss/small patches.
0.5-2% diss/mx w/Mag, py.
0.2-0.8% diss/mx w/Mag, Cpy.
Lower contact with volcaniclastic: 15° from ax.

94.85-108.35: Andesitic volcaniclastic.
Mod (35-50%) pervasive Ab (mixed with silic)
Mod (15-25%) pervasive/patches At.
wk (6-13%) diss/patches Mag.
py = 0.5-2% (diss/mixed with Mag).
cpy = 0.2-0.8% (mixed w/Mag/diss).
Ep = <1% mixed with At.
Cl = 1-2%.
<1% Tur? mixed with Mag in small patches.

Mineralization (%)

K-Bi | Sc-Ab | Cl-Ep | At | Other | Pyrite | Cpy | Other Cu | Sample #

- 83-85: Ep 5; Cl 1; At 20-30; Pyrite 0.1-1; Cpy 0.2-0.9; Ab 40-50; Tur? <1; Tr Mo
- 92-94: Ab 12-20; At 12-17; Pyrite 0.5-2; Cpy 0.2-0.8
- 97-99: Ab 35-50; Ep <1; Cl 1-2; At 15-25; Tur <1; Pyrite 0.5-2; Cpy 0.2-0.8

Sample intervals: 82.0, 84.0, 86.0, 88.0, 90.0

CARDERO RESOURCE CORP. CORE LOGGING SHEET

Drillhole: 05-AM-001	Page: 6 of 15	Location: Amargosa	Scale: 1:100	Logged by: J. Ramos
Drillers: Britton	Company: Cardero	Depth / Angle / Bear.	Angle: -50°	Notes
Start: Nov25,05	Easting: 675773		Bearing: 270°	
End: Nov28,05	Northing: 3288845		Sect.	
EOH: 282.55 mts	Elevation: 268 mts		Plan.	

Depth m	Box #	Tag	TCR %	RQD %	Geological Description	K - Bi	Sc - Ab	Cl - Ep	At	Other	Pyrite	Cpy	Other Cu	Sample #
101	23													
102	102.0													
103		102.32	100											
104							Ab 35-50	Cl 1-2			0.5-2			
105	24							Ep <1		Tur <1		0.2-0.8		
106		105.77	98						15-25					
107	106.40				106.65: Tr diss Mo.								Tr Mo	
108														
109	25	108.81	100		108.35-126.0: Andesitic volcaniclastic. Fragments < 45cms. Weeker alteration in the fragments than around.									
110					WK (10-15%) pervasive Ab.									
111	110.89				WK-Md (12-25%) pervasive At. WK (6-10%) diss/patches Mag.									
112		111.86	98		1-2% (diss/patches with Mag), Py. <1% Tur? mixed with Mag. 1-2% Ep. 1-2% Cl		Ab 10-15							
113					109.65-126.0: 0.1-0.5 (diss/with Mag) cpy			Cl 1-2			1-2			
114	26				Mag partially also replacing fragments.				12-25			0.1-0.5		
115	115.25	114.91	99		115.20: 1cm scapolite? veinlet to 15° from ax.			Ep 1-2		Tur <1				
116														
117														
118	27	117.96	98											
119														
120	119.70

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Drillhole: 05-AM-001	Page: 7 of 15	Location: Amargosa	Scale: 1:100
Drillers: Britton	Company: Cardero	Depth / Angle / Bear.	Angle: -50°
Start: Nov 25, 05	Easting: 675773		Bearing: 270°
End: Nov 28, 05	Northing: 3288845		Sect.
EOH: 282.55 mts	Elevation: 268 mts		Plan.

Logged by: J. Ramos

Notes

Tags / Geotech

Depth m	Box #	Tag	TCR %	RQD %
121		121.09	98	
122	28			
123				
124	124.25	124.05	100	
125				
126				
127	29	127.10	96	
128	128.40			
129				
130		130.15	100	
131	30			
132				
133	132.95	133.20	99	
134				
135	31			
136		136.25	98	
137	137.45			
138				
139	32	139.29	97	
140				

GRAPHIC (Lith / Str, Alt / Mins)

F
45°
10°?
60°
35°-45°

GEOLOGICAL DESCRIPTION

122.30: Tr diss Mo.

123.85: 12 cm At-Ab vein to 50° from ax.

<u>126.0-129.0</u>: Andesitic crystal tuff. Upper contact is a 10 cm shear zone to 45° and lower contact is to 10°(?) from ax.
wk (10-15%) Ab (pervasive).
wk (2-5%) diss. At.
wk (5-8%) diss/patches Mag.
py = 1-2% (diss/mixed with Mag).
cpy = 0.3-1% (diss/mixed with Mag).
py and cpy also in a little fractures.

126.95, 127.30: Tr diss Mo.
127.30: 0.3 cm calcite veinlet to 30° from ax.

<u>129.0-145.05</u> Andesitic volcaniclastic.

wk-md (15-25%) perv. Ab (pinkish).
md (15-25%) perv. At.
wk-md (10-17%) Mag (diss/replacing fragments (patches).
Ep = 2% (patches).
Cl = 1-2%.
py = 0.5-2% (diss/mixed with Mag).
129-140.80: 0.3-0.8% (diss/mixed with Mag) cpy.
Tur = 1% (diss)

132.25: Tr diss. Mo.

Mineralization (%)

Columns: K-Bi | Sc-Ab | Cl-Ep | At | Other | Pyrite | Cpy | Other Cu | Sample #

- 121-126: Ep 1-2; Ab 10-15; At 12-25; Pyrite 1-2; Other Tur <1; Cpy 0.1-0.5; Cl 1-2
- 126-129: Ab 10-15; At 2-5; Pyrite 1-2; Cpy 0.3-1; Other Cu Tr Mo, Tr Mo
- 129-140: Ab 15-25; Cl 1-2; At 15-25; Other Tur 1; Cpy 0.3-0.8; Other Cu Tr Mo, Tr Mo, Tr Mo; Pyrite 0.5-2; Ep 2

124.0
126.0
128.0
130.0
132.0
134.0
136.0

CARDERO RESOURCE CORP. CORE LOGGING SHEET

Drillhole: 05-AM-001	Page: 8 of 15	Location: Amargosa	Scale: 1:100	Logged by: J. Ramos
Drillers: Britton	Company: Cardero	Depth / Angle / Bear.	Angle: -50°	Notes
Start: Nov 25, 05	Easting: 675773		Bearing: 270°	
End: Nov 28, 05	Northing: 3288845		Sect.	
EOH: 282.55 mts	Elevation: 268 mts		Plan.	

Tags / Geotech

Depth m	Box #	Tag	TCR %	RQD %
141	32			
142	141.85			
		142.34	99	
143				
144				
145				
		145.39	98	
146	146.35			
147				
148				
		148.44	99	
149	34			
150				
	150.70			
151				
		151.49	100	
152				
153	35			
154				
		154.53	85	
155	154.75			
156				
157	36			
		157.58	96	
158				
159	158.90			
160				

GRAPHIC (Lith / Str, Alt / Mins)

58°
55°
15°-25°

GEOLOGICAL DESCRIPTION

133.16: Tr diss Mo.
133.65: Bedding(?) to 60° from ax.
133.65: Tr diss Mo?
136.80: Bedding to 35°-45° from ax.
136.85: 0.5 cm Ep veinlet to 45° from ax.
137.15: Ep veinlet (1 cm) to 45° from ax.
137.60: 1 cm Ab-Ep veinlet to 45° from ax.
142.60: Bedding to 50° from axis.
140.80-145.05: 0.1% diss cpy.

145.05-145.85: Fine crystal ash tuff. Upper contact = 55° from ax. Lower contact very irregular.
Tr-wk (1-4%) perv. Ab.
wk (2-4%) diss At.
4% diss Mag.
0.5-1% py.
0.2-0.5 diss cpy.

145.85-148.25: Andesitic volcaniclastic. Irregular upper contact. Lower contact = 15°-25° from axis.
wk (4-10%) perv Ab.
wk-Md (10-20%) perv. At.
wk (6-12%) diss Mag.
0.5-1.5% diss py.
0.1-0.4% cpy.
1% cl.

148.25- : Crystal Tuff. Irregular alteration. Local hydrothermal breccia.
[148.25-180.80: wk (8-15%) perv. Ab.
148.25-180.80: wk (6-15%) perv/diss At.]
wk (4-8%) diss/patches Mag.
0.5-1.5% (diss/mixed with Mag), py.
1-3% Ep. (patches/fract.).
1% cl.
148.25-170.25: 0.1-0.2% diss cpy.

Mineralization (%)

Interval	K-Bi	Sc-Ab	Cl-Ep	At	Other	Pyrite	Cpy	Other Cu	Sample #
to 145.05		Ab 15-25	Cl 1-2; Ep 2	15-25	Tur 1	0.5-2	0.3-0.8; 0.1		
145.05-145.85		Ab 1-4		2-4		0.5-1	0.2-0.5		
145.85-148.25		Ab 4-10	Cl 1	10-20		0.5-1.5	0.1-0.4		
148.25-		Ab 8-15	Cl 1; Ep 1-3	6-15		0.5-1.5	0.1-0.2

CARDERO RESOURCE CORP. CORE LOGGING SHEET

Drillhole: 05-AM-001	Page: 9 of 15	Location: Amargosa		Scale: 1:100	Logged by: J. Ramos
Drillers: Britton	Company: Cardero	Depth / Angle / Bear.		Angle: -50°	Notes
Start: Nov 25, 05	Easting: 675773			Bearing: 270°	
End: Nov 28, 05	Northing: 3288845			Sect.	
EOH: 282.55 mts	Elevation: 268 mts			Plan.	

Depth m	Box #	Tag	TCR %	RQD %	Lith / Str	Alt / Mins	GEOLOGICAL DESCRIPTION	Mineralization (%)
		160.63	100				150.95: 0.3 cm Ab veinlet to 25° from ax.	
161	37						[In some places the tuff looks like a flow].	
162							151.30: 0.3 cm Ab veinlets to 45° from ax.	
163	163.20						152.20 - 156.20: Mod fracturing (some of them to 45° from axis).	
164		163.68	98				163.50: Ep in a fract to 35° from ax.	
165	38				70°		165.35: Upper contact with a fine tuff (60 cm) = 70° from ax.	Cpy 0.1-0.2
166								Cl 1
167	167.00	166.73	100					Sc-Ab: Ab 8-15
168								Pyrite 0.5-1.5
169	39				60°		169.70 - 170.22: Fine crystal tuff. Upper and lower contact to 60° from axis. cpy (30%) - py (7%) in the lower contact (0.2 cm).	At 6-15
170		169.77	97		60°		171.90 - 178.50: 1% patches of tur.	Cl-Ep: Ep 1-3; Other Cu: Tv MoS?
171	171.50							
172							170.0, 170.17: Tv diss MoS?	
173		172.80	100				176.70 - 180.20: 0.1% diss cpy.	
174	40							Other: Tur 1
175								
176	175.87	175.87	97					
177								
178	41							Cpy 0.1
179		178.82	99					
180

CARDERO RESOURCE CORP. CORE LOGGING SHEET

Drillhole: 05-AM-001	Page: 10 of 15	Location: Amargosa	Scale: 1:100
Drillers: Britton	Company: Cardero	Depth / Angle / Bear.	Angle: -50°
Start: Nov 25, 05	Easting: 675773		Bearing: 270°
End: Nov 28, 05	Northing: 3288845		Sect.
EOH: 282.55 mts	Elevation: 268 mts		Plan.

Logged by: J. Ramos

Notes

Tags / Geotech

Depth m	Box #	Tag	TCR %	RQD %
	180.20			
181				
182		181.97	98	
183	42			
184				
	184.60			
185		185.00	98	
186				
187	43			
188		188.20	100	
189	189.00			
190				
191		191.11	100	
	44			
192				
193	193.40			
194		194.16	98	
195				
196	45			
197		197.3	98	
198	197.8			
199				
200				

GRAPHIC: Lith / Str | Alt / Mins

GEOLOGICAL DESCRIPTION

180.20 - 252.0: 0.1 - 0.6% cpy (diss).

180.80 - 209.90: wk (2-5%) perv Ab.
wk (2-8%) diss/fract/perv At

181.35: 0.2 cm fracture with py-cpy (20%) to 35° from ax.

182.20: 0.2 cm Ab? veinlet to 10° from ax.

186.15-186.45: <0.4 cm Ab veinlets to 38° from axis.

187.60-188.95: Few <1 cm At-Ep-py-cpy (<5%) veinlets to 45°-75° from ax. Ty Bornite? in one of the veinlet at 188.10.

189.65: 0.5 cm Mag-At-Ep-Ab?-py-cpy (5%) veinlet to 60° from axis.
189.75: 1 cm Ep-Mag-At-Ab?-py-cpy (2%) veinlet to 35° from ax.

190.60: 10 cm At-Ab?-Mag-Ep-tur-py-cpy (0.5) vein to 55°? from ax, with 38 cm in the hanging wall and 20 cm in the footwall of moderate Ab (15%)-At (15%) alteration.
194.0: 0.5 cm At-Ep-Mag-tur-py-cpy (0.5%) veinlet to 55° from ax.
194.25: 0.5 cm Ep-At-calcite-py veinlet to 40° from ax.
198.60: 0.3 cm Mag-At-tur-py-cpy (0.7%) veinlet, almost parallel to the axis.

199.90: 1 cm At-py veinlet to 25° from ax.

Mineralization (%)

K - Bi	Sc - Ab	Cl - Ep	At	Other	Pyrite	Cpy	Other Cu	Sample #
	Ab 8-15		5-15					
		Cl 1						
		Ep 1-3				0.1-0.6		
	Ab 2-5		2-8		0.5-1.5

CARDERO RESOURCE CORP. CORE LOGGING SHEET

Drillhole: 05-AM-001	Page: 11 of 15	Location: Amargosa			Scale: 1:100	Logged by: J. Ramos
Drillers: Britton	Company: Cardero	Depth	Angle	Bear.	Angle: -50°	Notes
Start: Nov 25, 05	Easting: 675773				Bearing: 270°	
End: Nov 28, 05	Northing: 3288845				Sect.	
EOH: 282.55 mts	Elevation: 268 mts				Plan.	

Depth m	Box #	Tag	TCR %	RQD %	Sc - Ab	Cl - Ep	At	Pyrite	Cpy
		200.25	100						
201	46								
202		202.35							
203		203.30	100						
204									
205	47				Ab 2-5		2-8		
206		206.35	100						
207		206.70				Cl 1		0.5-1.5	
208									
209	48	209.40	98						0.1-0.6
210									
211		211.35				Ep 1-3			
212		212.45	100						
213	49						3-13		
214					Ab 4-8				
215		215.49	97						
216		215.85							
217									
218	50	218.54	100						
219									
220									

GEOLOGICAL DESCRIPTION

55° 201.05-201.55: Fine crystal ash tuff. upper and lower contacts and bedding = = 50°-55°.

55° 202.90-203.25: Fine crystal ash tuff: Upper contact = 55° from ax. Lower contact = 30° from axis. Bedding = 30°-55°.

30° 202.50-202.70: Few irregular Mag-py-cpy (0.7%) to 30°-40° from ax.

204.0, 205.40, 206.30: Irregular patches of Ep-Ab?-At-Mag-py-cpy (<1%).
207.45: 0.2cm Ab-At-Ep-py veinlets to 20°
206.80-207.0: Fine crystal ash tuff. Upper and lower contacts and bedding = = close to 90° from ax.
209.90-239.15: wk (4-8%) perv Ab, wk (3-13%) perv/patches At.

216.65, 216.85: Ep-At-py veinlets to 55° and 45° from axis.

219.80-233.10: Local stringer Ab (15%) At (17%) Ep (4-5%), py (4%).

CARDERO RESOURCE CORP. CORE LOGGING SHEET

Drillhole: 05-AM-001	Page: 12 of 15	Location: Amargosa		Scale: 1:100	Logged by: J. Ramos
Drillers: Britton	Company: Cardero	Depth / Angle / Bear.		Angle: -50°	Notes
Start: Nov 25, 05	Easting: 675773			Bearing: 270°	
End: Nov 28, 05	Northing: 3288845			Sect.	
EOH: 282.55 mts	Elevation: 268 mts			Plan.	

Tags / Geotech | GRAPHIC | GEOLOGICAL DESCRIPTION | Mineralization (%)

Depth m	Box #	Tag	TCR %	RQD %	Lith / Str	Alt / Mins	GEOLOGICAL DESCRIPTION	K - Bi	Sc - Ab	Cl - Ep	At	Other	Pyrite	Cpy	Other Cu	Sample #
	220.25															
221							220.45-223.10: <1% patches Tur-Mag.								Tr Mo?	
222		221.59	98				221.0: Tr diss Mo?					Tur <1				
223	51						223.05: Tr Mo (diss).								Tr Mo	
224																
225	224.70	224.64	98													
226																
227	52						227.88: Tr diss Mo.			Cl 1						
228		227.69	98				228.35-228.80: Fine crystal ash tuff. No clear contacts.		Ab 15		17			0.1-0.6	Tr Mo	
229	229.15						Possible bedding to 40° from axis.						4			
230										Ep 1-5			1.5			
231		230.73	99													
232	53															
233																
234	233.70	233.78	98													
235																
236							236.60-237.15: Fine crystal ash tuff. Upper and lower contacts and bedding = = 50°-60°.		Ab 4-8	Ep 1-3	3-13		0.5-1.5			
237	54	236.83	100		50°-60°	50-60	237.75: 0.5 cm Py-Mag-Tur-cpy(0.8%) veinlet to 15° from axis.									
238	238.10															
239						15°	239.15-244.50: Structure to 15° from axis. Local hydrothermal breccia									
240	55	239.88	100

CARDERO RESOURCE CORP. CORE LOGGING SHEET

Drillhole: 05-AM-001	Page: 13 of 15	Location: Amargosa			Scale: 1:100	Logged by: J. Ramos
Drillers: Britton	Company: Cardero	Depth	Angle	Bear.	Angle: -50°	Notes
Start: Nov25,05	Easting: 675773				Bearing: 270°	
End: Nov28,05	Northing: 3288845				Sect.	
EOH: 282.55 mts	Elevation: 268 mts				Plan.	

Tags / Geotech

Depth m	Box #	Tag	TCR %	RQD %
241	55			
242	242.35	242.01	75	
243		242.93	100	
244	56			
245				
246	246.55			
247				
248				
249	57	249.02	100	
250				
251	251.05			
252		252.07	98	
253	58			
254				
255	255.55	255.12	98	
256				
257				
258	59	258.17	100	
259				
260	260.0			

GRAPHIC (Lith / Str, Alt / Mins)

15°
15°
15°

GEOLOGICAL DESCRIPTION

wk-Md (15-25%) At (pervasive).
Md (20-35%) Ab (perv.).
First stage of alteration: Ab.
Second stage: At brecciing to the Ab.
Third stage: Ab breccing to the two first stages. In this stage wk calcite (perv/patches/fract) togheter with Ab.
Py (0.5-1.5), cpy (0.1-0.6) and Ep, cl same amount than before

244.50-245.0: Crystal tuff.
Ab (4-8%).
At (3-13%)

245.0-246.45: Same structure than before? To 10°-15° from axis. In this interval, third stage only locally.

Ab = 10-15% (perv).
At? = 10-25% (perv).
252.0-274.50: 0.1-0.2% diss cpy.
246.45-247.40: Fine crystal ash tuff. No clear contacts.
Ab = 4-6% (veinlets, some to 50° from axis, local stockwork).
At = 6-10% (diss, patches).

247.40-250.10: Crystal tuff.
Ab = 15-25% (perv/veinlets, some of them to 10° and 25°, local stockwork). Tr-wk calcite in fractures.
At = 10-20% (perv/diss).
Local stronger alteration from 248.60 to 249.40.
250.10-259.20: Crystal tuff.
wk (3-6%) Ab (perv/veinlets, some to 25° from axis).

Mineralization (%)

K - Bi	Sc - Ab	Cl - Ep	At	Other	Pyrite	Cpy	Other Cu	Sample #
	20-35		15-25					
	Ab 4-8		3-13					
	Ab 10-15		10-25			0.4 / 0.6		
	Ab 4-6	Cl 1	6-10		0.5 / 1.5			
	Ab 15-25	Ep 1-3	10-20					
	Ab 3-6		4-10			0.1-0.2

CARDERO RESOURCE CORP. CORE LOGGING SHEET

Drillhole: 05-AM-001	Page: 14 of 15	Location: Amargosa		Scale: 1:100	Logged by: J. Ramos
Drillers: Britton	Company: Cardero	Depth	Angle / Bear.	Angle: -50°	Notes
Start: Nov 25, 05	Easting: 675773			Bearing: 270°	
End: Nov 28, 05	Northing: 3288845			Sect.	
EOH: 282.55 mts	Elevation: 268 mts			Plan.	

Depth m	Box #	Tag	TCR %	RQD %	Lith / Str	Alt / Mins	GEOLOGICAL DESCRIPTION	K - Bi	Sc - Ab	Cl - Ep	At	Other	Pyrite	Cpy	Other Cu	Sample #
							wK (4-10%) At (perv/diss).									
261		261.21	98				259.20 - 273.55: wK (4-13%) perv/veinlets Ab.									
262							wK- Md (6-17%) perv/diss At. Local hidrothermal breccia.									
263	60						Few calcite veinlets (<0.2cm).									
264	264.45	264.26	96													
265										Cl 1						
266							266.20: 2cm Ab-At veinlet to 50° from ax.		Ab 4-13		6-17		0.5-1.5			
267	61	267.31	100											0.1-0.2		
268	268.75									Ep 1-3						
269																
270		270.36	98													
271	62															
272																
273	273.10	273.41	97				273.55-277.45: Crystal tuff. wK (2-5%) perv/veinlets Ab.									
274							wK (2-5%) diss At.									
275									Ab 2-5		2-5					
276	63	276.45	100				277.45-282.55: Crystal tuff. wK (2-7%) perv. Ab.									
277	277.45						wK (3-14%) perv/diss At.									
278							276.45-276.80: 0.1cm Ab-At-Ep-py veinlets (irregular).	Bi 10	Ab 2-7		3-14					
279	64	279.50	96				278.35: wK (10%) diss Bi?									
280

CARDERO RESOURCE CORP. CORE LOGGING SHEET

Drillhole: 05-AM-001	Page: 15 of 15	Location: Amargosa			Scale: 1:100	Logged by: J. Ramos
Drillers: Britton	Company: Cardero	Depth	Angle	Bear.	Angle: -50°	Notes
Start: Nov 25, 05	Easting: 675773				Bearing: 270°	
End: Nov 28, 05	Northing: 3288845				Sect.	
EOH: 282.55 mts	Elevation: 268 mts				Plan.	

Depth m	Box #	Tag	TCR %	RQD %	Lith / Str	Alt / Mins	GEOLOGICAL DESCRIPTION	K - Bi	Sc - Ab	Cl - Ep	At	Other	Pyrite	Cpy	Other Cu	Sample #
281	64								Ab 2-7	Cl 1	3-14		0.5-1.5			
	281.95						282.40: wk (4%, diss/fract) Bi?									
282	65	282.55	99					Bi? 4		Ep 1-3						
283	282.55															

E.O.H. = 282.55 mts

G. Belik Page 1 1/30/2006

CARDERO RESOURCE CORP 1901-1177 W. Hastings St., Vancouver, B.C	DRILL LOG Pampa de Pongo	Hole No.: 05SF-1	East: 570504E (NAD 27) North: 3311107N
PROJECT: San Fernando Anglo JV		DIP: -70 AZ: 135	Depth: m
LOCATION: Baja California, Mexico	Diamond drill Hole (NQ) Date: Sept 2005 to	Page 1 of	Logged by: G. Belik

DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample	Fe (%)	Cu (%)	As (ppb)	Mag	Sulphides: Py	Sulphides: Cpy	Alteration: Na	Alteration: K	Alteration: Si	Alteration: Act	
0 – 3.66	Set Casing; no recovery																
3.66-13.40	Uniform, fine-grained, grey,	Pervasive fine-grained Ab.	10% uniformly disseminated	Strongly fractured,													
	granular unit. No distinctive		fine-grained grey metallic	broken; poor recov.													
	primary characteristics. Possible		hematite (martite). Network														
	altered tuff.		of limonitic fractures (after py)														
		@9.0m small patches of	and limonite-carbonate micro	Subtle fabric which													
		white scapolite alt.	veinlets.	may be bedding													
10m		@9.8m: 0.5cm cl-act-ca-		45°/core.													10m
		hem vein 70°/core.															
13.4-25.65	Similar unit with local preserved	Dark grey, early mag(hem)-	15 to 20% disseminated	Stretched amyg-													
	small amygdules suggesting	Ab? alt overprinted by limon-	mag-hem (martite). High	dules aligned ~ 45°/													
	possible flow unit. Weakly	itic orange weathering	density of limonite-carbonate	core.													
	magnetic.	material (carb-act-limonite)	microveinlets.	@16.5m: 6cm													
		along fractures/microveinlets		gouge zone 10°/													
		and as small specks and		core.													
		splotches.															
20m		13.7-14.8: black patch with		20.0-20.2m: broken													20m
		fn-grained black tourmaline-		interval w gouge													
		Ab-Kspar?															
		@20.9m: set of thin act(cl)															
		veinlets 30°/core.															
		24.3-24.8m: fracts w Ab-cl															
		alt halos.															
25.65-28.6																	
30m																	30m

40m

50m

G. Belik Page 1 1/30/2008

CARDERO RESOURCE CORP
1901-1177 W. Hastings St., Vancouver, B.C.
PROJECT: San Fernando Anglo JV
LOCATION: Baja California, Mexico

DRILL LOG
Pampa de Pongo

Diamond drill Hole (NQ) Date: Sept 20/06 to

Hole No.: 05SF-1
DIP: -70 AZ: 135
Page 1 of
East: 670504E (NAD 27)
North: 3311107N
Depth: m
Logged by: G. Belik

DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample	Fe (%)	Cu (%)	Au (ppb)	Mag	Sulphides Py	Sulphides Cpy	Alteration Na	Alteration K	Alteration Si	Alteration Act	
0 – 3.66	Set Casing, no recovery																
3.66-13.40	Uniform, fine-grained, grey,	Pervasive fine-grained Ab	10% uniformly disseminated	Strongly fractured,													
	granular unit. No distinctive		fine-grained grey metallic	broken; poor recov.													
	primary characteristics. Possible		hematite (martite). Network														
	altered tuff.		of limonitic fractures (after py)														
		@9.0m small patches of	and limonite-carbonate micro	Subtle fabric which													
		white scapolite alt.	veinlets.	may be bedding													
10m		@9.8m: 0.5cm di-act-ca-		45°/core.													10m
		hem vein 70°/core.															
13.4-25.65	Similar unit with local preserved	Dark grey, early mag(hem)-	15 to 20% disseminated	Stretched amyg-													
	small amygdules suggesting	Ab? alt overprinted by limon-	mag-hem (martite). High	dules aligned = 45°/													
	possible flow unit. Weakly	itic orange weathering	density of limonite-carbonate	core.													
	magnetic.	material (carb-act-limonite)	microveinlets.	@16.5m: 6cm													
		along fractures/microveinlets		gouge zone 10°/													
		and as small specks and		core.													
		splotches.															
20m		13.7-14.6: black patch with		20.0-20.2m: broken													20m
		fn-grained black tourmaline-		interval w gouge													
		Ab-Kspar?															
		@23.6m: set of thin act(cl)															
		veinlets 30°/core.															
		24.3-24.8m: fracts w Ab-cl															
		alt halos.															
25.65-29.6																	
30m																	30m
																	40m
																	50m

05PC-1 1

CARDERO RESOURCE CORP 1901-1177 W. Hastings St., Vancouver, B.C.	DRILL LOG Picale Project	Hole No.: 05PC-1 Datum: NAD 27	East: 681145E North: 3301479N
PROJECT: San Fernando Anglo JV		DIP: -50 AZ: 110	Depth: 206.35 m
LOCATION: Baja California, Mexico	Diamond drill Hole (NQ) — Date: Dec 03/05 to Dec 05/05	Page 1 of 2	Logged by: G. Belik

DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample #	Fe (%)	Cu ppm	Au (ppm)	Mag	Sulphides: Py	Cpy			Alteration: Na	K	Bi	Act	Cl	Ep	T	
0 – 4.5	Set Casing; no recovery																					
4.5-9.85	Overburden. Mixture of various rock clasts and red-tan clay																					
9.85-11.35	Regolith.Mixture of fractured-weathered bedrock and tan-brown clay-rock w iron oxides.																					
11.35-22.6	Felsic crystal tuff. Well laminated, locally welded. Light grey primary color.		Limonitic fractures. 1-2% dissem spec hem.	Welded fabric 20 deg/core																		10m
22.6-102.0	Same crystal tuff unit, commonly with a welded autolitic texture. Local fiamme.	Local secondary shreddy biotite replacing fiamme & in sinuous fractures with minor pyrite and spec hem. Local light green hydrothermal sericite. Local bleaching (ab?) adjacent to fractures.	Minor py, spec hem assoc with sec biotite. Minor sec mag (fracts).	Bedding approx 20 deg +/- to core																		20m
	84.3-87.5m Fault. Fracturing and shearing about 70 deg/core.	Clay.																				
102.0-109.0	Homogeneous, fine-grained, light grey granular unit. Possible dyke but no clearly definitive characteristics.	Strong biotite alt along upper and lower contact areas.																				
109.0-128.55	Faintly laminated felsic crystal tuff.	Secondary biotite in matrix (5%) and along sinuous fractures. Sec Kspar in fracts, veins and replacing plag xals. Local later overprinting chl-ett alt.																				30m
128.55-133.2	Intensely altered tuff.	Texture-destructive mag-bi-ep-act-chl alteration.	20% mag, local py, minor cpy																			
133.2-134.5	Altered tuff. Granular texture.	Ep-act.	10% dissem mag.																			40m
134.5-138.7	Ductile deformation zone. Dark grey-brown, foliated.	Intense syn-def biotite alt. Small star-bursts of radiating tremolite xals (post-kinematic)	Local dissem py.	Foliation 15 deg/core.																		
138.7-146.2	Altered tuff. Grey-brown, granular texture.	Strong biotite alteration (30%). Local small star-bursts of radiating tremolite.	144.8m: cpy-mag veinlets 65 deg/core	Local frag text which is probably tectonic																		
146.2-148.8	Fine-grained feldspar-crystal tuff.	5-8% fine sec biotite in matrix and along sinuous fractures and seams.	1-2% dissem py.																			50m
148.8-162.85	Fine- to coarse-grained volcaniclastic. Primary textures	Strong biotite-tremolite alt.	Minor sulphide	Bedding approx 45 deg/core

05PC-1

2

	largely masked by strong								
	hydrothermal alteration.				160.0-162.0	684169	9.26	286	0.005
					162.0-163.53	684170	10.4	659	0.006
162.85-166.12	Texture-destructive alteration.	60% biotite	163.53-164.5m: loc seams of cpy		163.53-164.5	684171	18.55	1.28%	0.074
	Local remnant frag texture.		164.5-166.0m: dissem py cpy		164.5-166.0	684172	11.45	2650	0.014
					166.0-168.0	684173	5.39	164.5	0.005
166.12-208.35	Light grey, feldspar crystal tuff.	Fine secondary biotite in	1% dissem py. Bottom section						
	Local blue quartz eyes.	matrix. Secondary Kspar	contains scattered fractures and						
			veins with py-cpy. Also a few		190.0-192.0	684174	3.25	218	0.009
			few py-cpy blebs with pink Kspar		192.0-194.0	684175	4.13	2190	0.04
			halos.		194.0-196.0	684176	3.68	390	0.01

05PC-2

1

CARDERO RESOURCE CORP 1901-1177 W. Hastings St., Vancouver, B.C. PROJECT: San Fernando Anglo JV LOCATION: Baja California, Mexico	DRILL LOG Picale Project Diamond drill Hole (NQ) Date: Dec 05/05 to Dec 07/05	Hole No.: 05PC-2 Datum: NAD 27 DIP: -60 AZ: 180 Page 1 of 2	East: 680576E North: 3300980N Depth: 121.01 m Logged by: G. Belik

DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample #	Fe (%)	Cu ppm	Au (ppm)	
0 – 9.75	Set Casing; no recovery.									
9.75-10.01	Overburden.									
10.01-17.35	Tan-brown, bleached, oxidized,									
	limonitic, weathered bedrock.									
	Lithologies uncertain; upper									
	section appears to be volcanic									
	with local qtz eyes. Lower,									
	pebbly volcanic sediment.									10m
17.35-18.9	Poor recovery. Altered	Secondary biotite-tremolite.	Disseminated mag.							
	volcaniclastic; partial replace-									
	ment of clasts by fine mag.									
18.9-20.5	Coarse, pebbly volcanic wacke.	Intense biotite alteration;	5-6% dissem py. 5-10% secondary		18.9-20.5	684179	17.45	686	0.006	
		60% biotite in matrix.	mag.							
20.5-23.?5	Manto		80% mag with 10-15% actinolite.		20.5-22.0	684180	>50	3670	0.045	
			5% white gangue mineral. Local		22.0-23.3	684181	>50	754	0.012	20m
			seams of cpy.							
23.3-25.2	Texture destructive alteration	Dark, fine-grained, intensely	10% py. Wispy semimassive mag	General fabric is	23.3-24.5	684182	20.9	2020	0.01	
		biotite altered unit.	in matrix. Some cpy.	flat-lying (10 deg)	24.5-26.1	684183	19.4	3010	0.02	
25.2-26.1	Poor recovery (40%).	Strong act-chl alt +/- biotite.	5-10% sulphide. 20% mag.							
	Texture destructive alteration									
26.1-31.0	Feldspar crystal tuff similar to	Secondary biotite. Local	5-6% finely dissem py.		26.1-28.0	684184	4.7	52	0.012	
	unit at base of 05PC-1.	bleached patches and	@ 30.85m and 30.95m: two		28.0-30.0	684185	3.67	30	0.01	30m
	25% small plag crystals in a fine-	bleached halos adjacent to	parallel 1cm py-mag -cpy veins		30.0-32.0	684186	5.14	266	0.008	
	grained biotitic matrix. 3-6%	fractures.	45 deg/core.							
	quartz eyes, some with a									
	bluish tinge.									
31.0-71.0	Feldspar-quartz crystal tuff.	Secondary biotite in matrix.	Top part of section contains 3%							
	Distinctive blue quartz eyes.	Past 43.46m: less biotite	disseminated py that diminishes							
		50.8-53.5m: Small patches	down hole to 1-2%.							
		and halos adjacent to fracts								
		with sec ab-Kspar.								40m
		57.45-57.55m: Brown (bi)								
		fine-grained altered tuff with								
		blue quartz eyes. Local								
		breccias with bi-py-tour								
		matrix.								
71.0-77.0	Fine-grained granular unit,	Brown biotitic margins.		Sharp contacts						
	possible a dyke or sill. Similar unit	Central part: weaker biotite		@ about 20 deg/						
	noted in 05PC-1	alt with chl +/- Kspar.		core.						50m
77.0-121.01	Feldspar crystal tuff similar to	Fine dusting of secondary	1-2% dissem py.							
	31.0-71.0m. Sparse, small blue	biotite in matrix. Local								
	in upper part of section but more	tourmaline.								
	abundant in bottom part of									

Sulphides			Alteration						
Mag	Py	Cpy	Na	K	Bi	Act	Cl	Ep	T

05PC-03

1

CARDERO RESOURCE CORP
1901-1177 W. Hastings St., Vancouver, B.C.
PROJECT: San Fernando Anglo JV
LOCATION: Baja California, Mexico

DRILL LOG
Picale Project

Diamond drill Hole (NQ) | Date: Dec 07/05 to Dec 08/05

Hole No.: 05PC-3 | East: 680577E
Datum: NAD 27 | North: 3301184N
DIP: -90 AZ: | Depth: 96.22 m
Page 1 of 2 | Logged by: G. Belik

DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample #	Fe (%)	Cu ppm	Au (ppm)	Mag	Sulphides: Py	Cpy			Alteration: Na	K	Bi	Act	Cl	Ep	T	
0 – 3.05	Set Casing: no recovery.																					
3.05-18.15	Poor recovery. Mixture of clay and various rock fragments. Probable overburden.																					
18.15-18.0	Poor recovery. Dark fine-grained unit. Uncertain lithology. Probably altered tuff.	Strong biotite alteration.	Local fractures with py.																			
18.0-27.17	Felsic, feldspar-crystal tuff. 30% small felds xals in a dense, partially welded matrix.	Strong biotite alteration. Replacement of original mafics by shreddy biotite. Biotite also occurs in matrix and within and peripheral to irregular seams and fracts. Post-biotite bleaching (ab?) adjacent to some fractures.	Fine secondary mag in matrix. Minor disseminated py.	Local intense micro-fracturing.																		10m
27.17-42.4	Coarsely bedded, pebbly volcanic sediment. Generally rounded clasts. Pebbles up to 2cm in size. Variety of clasts (most volcanic). 35.3-35.58m: crystal tuff interbed.	Secondary biotite in matrix. Locally intense biotization (+30%). Some sections with greenish tinge (retrograde chl).	Local fine secondary mag. Minor py.	36.5m: bedding 10 deg/core																		20m
42.4-44.75	Light green-grey, feldspar-crystal tuff. Dense siliceous matrix.	Matrix dusted with v. fn.-grained biotite. Fractures with bleached halos.	Low magnetic susceptibility. Minor sulphide.																			30m
44.75-51.58	Medium- to coarse-grained volcanic wacke and pebbly volcanic wacke. Bedding indistinct.	Abundant matrix biotite.	1-2% dissem py.																			
51.58-54.5	Coarse pebbly wacke. Well-rounded clasts.	51.85-52.8m: Intense biotization - partial replacement of clasts and approx 70% bi in matrix. 52.8-54.5m: Co-existing biotite actinolite.	Minor py.																			40m
54.5-58.0	Coarse pebbly wacke.	Intense biotization; + 60% biotite (matrix and partial to complete replacement of clasts).			54.0-55.0	684150	8.86	8	<0.005													
			56.4-56.75m: 1-3cm cpy-py seam.		55.0-56.4	684151	8.41	7	<0.005													
					56.4-58.0	684152	10.65	1.49%	0.163													
58.0-58.2	Soft, friable, fine-grained biotite.	Biotite replacement																				
58.2-62.24	Sulphide-rich manto. Local crude banding at a low angle to core axis.		58.2-59.05m: 15-20% sulphide (py-po-cpy), 20% mag, 60% act-trem-scap-chl.		58.0-59.0	684153	19.4	3.77%	0.401													50m
				4.34m @	59.0-60.0	684154	46.8	5.19%	0.478													
				5.54% Cu &	60.0-61.0	684155	44.6	7.94%	0.793													
			59.05-62.24m: 50% mag, +30% sulphide (ratio of 80% cpy, 35%	0.57 g/T Au	61.0-62.24	684156	38.3	5.31%	0.591

05PC-03

2

			py-po and 5% unidentified grey-	6.86m@					
			brown min that occurs mainly as	4.03% Cu &					
			small inclusions in py). Gangue of	0.4 g/T Au					
			act +/- ab-chl. Local blebs of white						
			to red jasperoidal quartz.						
62.24-63.05	Footwall alteration-mineralization.	Texture-destructive biotite	4% cpy, 3% py as disseminations		62.24-63.05	664167	8.86	1.12%	0.100
		alteration.	and stringers.						
63.05-64.85	Dark grey-brown feldspar-	25% fine matrix biotite.	5% uniformly dissem py.		63.05-65.0	664168	8.41	1070	0.014
	crystal tuff.		64.0-64.2m: 3% finely dissem cpy.						
64.85-66.7	Feldspar-crystal tuff, 1-2%	Bleached. Ab-Kspar alt	1-2% dissem py.						
	scattered, small qtz eyes.	overprinting earlier bi alt.							
		Local chl.							
66.7-96.22	Grey feldspar crystal tuff, 30%	Pervasive secondary biotite	1% dissem py. Minor mag.						
	white plag crystals 1-2mm in	as fine dustings in matrix and	67.0m: thin qtz-cpy veinlet 10 deg/						
	size in a fine-grained, non-	within and peripheral to thin	core.						
	welded matrix. 5% qtz eyes,	seams and fractures.							
	many with a distinctive blue	Sec Kspar and albite in							
	tinge.	bleached patches and halos							
		adjacent to some fractures.							
96.22	End of Hole.

Page 1

05SF-01.xls

CARDERO RESOURCE CORP
1901-1177 W. Hastings St., Vancouver, B.C.
PROJECT: San Fernando Anglo JV
LOCATION: Baja California, Mexico

DRILL LOG
San Fernando Project

Diamond drill Hole (NQ) | Date: Sept 26/05 to Oct 01/05

Hole No.: 05SF-1 | East: 670504E
Datum: NAD 27 | North: 3311107N
DIP: -70 AZ: 135 | Depth: 331.32 m
Page 1 of 9 | Logged by: G. Belik

Sulphides: Mag | Py | Cpy — Alteration: Na | K | Bi | Act | Cl | Ep | T

DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample	Fe (%)	Cu	Au (ppb)	
0 – 3.66	Set Casing; no recovery.							ppm		
3.66-13.40	Uniform, fine-grained, grey,	Pervasive fine-grained Ab.	10% uniformly disseminated	Strongly fractured,						
	granular unit. No distinctive		fine-grained grey metallic	broken; poor recov.						
	primary characteristics. Possible		hematite (martite). Network							
	altered tuff.		of limonitic fractures (after py)							
		@9.0m small patches of	and limonite-carbonate micro	Subtle fabric which						
		white scapolite alt.	veinlets.	may be bedding						
10m		@9.8m: 0.5cm cl-act-ca-		45°/core.						10m
		hem vein 70°/core.								
13.4-25.65	Similar unit with local preserved	Dark grey, early mag(hem)-	15 to 20% disseminated	Stretched amyg-						
	small amygdules suggesting	Ab? alt overprinted by limon-	mag-hem (martite). High	dules aligned > 45°/						
	possible flow unit. Weakly	itic orange weathering	density of limonite-carbonate	core.						
	magnetic.	material (carb-act-limonite)	microveinlets.	@16.5m: 6cm						
		along fractures/microveinlets		gouge zone 10°/						
		and as small specks and		core.						
		splotches.								
20m		13.7-14.0: black patch with		20.0-20.2m: broken						20m
		fn-grained black tourmaline-		interval w gouge						
		Ab-Kspar?								
		@20.6m: set of thin act(cl)								
		veinlets 30°/core.								
		24.3-24.5m: fracts w Ab-chl								
		alt halos.								
25.65-35.55	Similar light to dark grey, fine-	Early mag-Na alt overprinted	15 to 20% finely dissem mag (in top	Network of limonitic						
	grained volcanic unit with fine	in part by later greenish act-	section mag partly alt to hem).	fractures in top part of						
30m	saccharoidal texture.	chl-alt.	Scattered pyritic fractures.	section.	30.0-32.0	350702		101		30m
			30.8 - 31.15m: act-chl-qtz-carb-							
			spec-mag-py veins		32.0-34.0	350703		87		
					34.0-36.0	350704		164		
35.55-44.0	Fine-grained volcanic; local	Strong texture-destructive	Abundant fine mag. 3 to 4% py.							
	amygdaloidal texture preserved.	alteration. Early mag-Na alt	Local minor cpy.		36.0-38.0	350705		234		
		overprinted by coarser mix of	36.4-36.7m: act-tour-scap-Kspar							
		fract-controlled act-ab-scap-	mag vein 60 deg/core.		38.0-40.0	350706		321		
		Kspar alt. Somewhat vuggy.								
40m		Local pseudobreccia text.			40.0-42.0	350707		212		40m
		37.0m: vuggy tourmaline								
		zone.			42.0-44.0	350708		199		
44.0-45.0	Mag-rich replacement zone.	Scap-mag-act.	50% mag. Dissem py. Minor cpy.	Relic bedding 45 deg/	44.0-46.0	350709		37		
				core.						
45.0-53.05	Uniform med grey fine-grained	Early Na (ab + scap); later	1 to 2% py with traces of cpy in		46.0-48.0	350710		78		
	volcanic. Scattered vuggy	spotty ab-act-chl-py.	some intervals. 20% finely dissem							
	amygdules of ep-cl-qtz +/- py.	48.45 - 48.65m: crudely lamin	mag.		48.0-50.0	350711		453		
		ep-ab-scap-mag-tourmaline	47.0m: act-chl-py stringer 70 deg/							
50m		band 15 deg/core.	core.	relic bedding 60 deg/	50.0-52.0	350714		36		50m
		53.05m: thin mag-chl-ab	48.2m: 5cm band mag-chl with py +	core.						
		veinlet with bleached margins	cpy.		52.0-54.0	350715		21		
53.05-79.95	Light to med grey fine-grained	Fine mottled texture.	10 to 15% dissem mag. 1 to 2% py		54.0-56.0	350716		28		
	granular unit; probably tuff or	Scattered fractures with	mainly as fract coatings.							
	fine-grained flow. Similar to	cl-ep-py mag +/- cpy.			56.0-58.0	350717		79

Page 2

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	above unit.	55.3m: Tour-Kspar-ab alt at	past 57.5m: minor py.						
		junction of 2 fractures.			58.0-60.0	350718		199	
		58.0-58.3m: fracture/vein							
60m		zone with pink (Kspar) hue.			60.0-62.0	350719		27	
		Local thin ab and ab-mag-act							
			64.75-65.0m: irregular seams of		62.0-64.0	350720		27	
			act-ab-scap-po assoc with small						
			zones of fine-grained semimassive		64.0-66.0	350721		34	
			mag.						
			Scattered thin veins of act-mag-ab-		66.0-68.0	350722		23	
			scap with py and locally cpy.						
					68.0-70.0	350723		66	
			69.7-74.0m: thin mag +/- act						
70m			veinlets. Locally with py and cpy.		70.0-72.0	350724		44	
			73.85-75.85m: scattered thin		72.0-74.0	350725		796	
			cpy-py-mag-act veinlets. Local						
			secondary Kspar.		74.0-76.0	350726		394	
			Past 76.85m: scattered mag micro-						
			veinlets.		76.0-78.0	350727		27	
		78.75-79.0m: qtz-ab-chl vein.	77.0m: qtz-T-ep-chl-mag-py seam.						
					78.0-80.0	350728		484	
79.95-82.0	Light to med grey fine-grained	Mag-act-ab-scap-chl-ep +/- K	Fractured, veined, loc brecciated.						
80m	granular unit, probably tuff or	Replacement seams & veins	25% mag. Local py, cpy (vein-		80.0-82.0	350729		3640	
	fine-grained flow.	of mag-act-scap-Kspar-ep.	fracture associated).						
82.0-83.75	Vein-breccia zone. Crude	Gangue of qtz-ep-chl. Pink	Crudely banded granular mix of	Upper cont 72 deg/	82.0-83.0	350730		2.47%	
	banding in hanging wall 54 deg/	K-spar along vein selvage in	qtz-cpy-mag-py. Est 2% Cu.	core: lower contact	83.0-84.0	350731		3310	
	core. Small angular to rounded	hanging wall.		(gouge) 42 deg/core.	84.0-86.0	350732		1395	
	host clasts.								
83.75-88.0	Poor recovery. Bleached felds-	Albitized. Sec Kspar in	microveinlets of mag-py-cpy.	Crackled, strongly	86.0-88.0	350734		1260	
	porph dyke(?). Porphyritic texture	microveinlets and matrix.	Local dissem py-cpy.	fractured & broken.					
	indistinct.				88.0-90.0	350735		2410	
88.0-93.57	Poor recovery. Dark grey fine-	Primarily mag-Na with num	Qtz-ab-mag-cpy-py veinlets.						
90m	grained granular volc. Locally	thin pink Kspar microveinlets.	20% dissem mag.		90.0-92.0	350737		1550	
	with small amygdules.		91.0-93.57m: qtz-ab-mag-sulph						
			stringers 60 deg/core.		92.0-94.0	350738		1856	
93.57-96.1	Similar to last interval: more	Early mag-Na cut by later K-	Abund dissem mag (loc semimass)						
	competent.	act-chl-mag-T-sulph veins.	Py-cpy in stringers and veins with		94.0-96.0	350739		1.24%	
			mag-act-Kspar-T-chl.						
96.1-102.55	Grey amygdaloidal volcanic with	Fine-grained mag-rich matrix.	96.85m: thin Kspar-sulph veinlets		96.0-98.0	350740		1936	
	20 to 50% ovoid amygdules up to	Mainly Na-type alt. Local	50 deg/core.						
	0.5cm filled with Ab-act-chl-mag-	sec Bi.	96.75m: Kspar-act-ep-py veinlet		98.0-100.0	350741		241	
	py +/- cpy.		50 deg/core.						
100m		99.5m: ab-act-py veins cut	97.6m: 5.0cm ab-act-ep-mag-py-		100.0-102.0	350742		154	
		by younger Kspar veinlets.	cpy vein 45 deg/core.						
102.55-102.8	Massive mag-ep rep band.	Ab-chl +/- ep alt. Thin act-ch-	70% mag.		102.0-104.0	350743		37	
102.8-107.95	Grey fine-grained volcanic; local	mag veinlets. Local late-stage	5 to 10% disseminated mag. 2% py						
	amygdules.	Kspar veinlets with minor	as disseminations and in micro-		104.0-106.0	350744		86	
		py-cpy.	veinlets-fractures.						
					106.0-108.0	350745		74	
107.95-116.45	Similar to above unit. Darker grey.	Mag-ab alt. Epidote along	25% dissem mag. 2% py.		108.0-110.0	350746		261	
	Generally well developed	fractures.	108.1m: calcite patch with cpy.						
110m	amygdules.	108.3m: 1.0cm act-ab-py	108.5m: 4 cm patch vuggy cl-ep-act		110.0-112.0	350747		93	
		vein 70 deg/core.	108.75m: ab-act-py vein with						
		110.55-111.0m: strong ep-	pink Kspar halo.	112.45-114.0m:	112.0-114.0	350748		128	
		mag alt.		Coarse hydr alt					
		111.0-112.0m: mottled pink		breccia.	114.0-116.0	350749		60	
		(K) and green (ep-chl) alt.							
116.45-116.8	Same host. Dry crackle-breccia			Post-min breccia.					
	zone with calcite matrix.

Page 3 05SF-01.xls

116.8-121.15	Light grey non-amygdaloidal	network of thin ab, ab-ep &	10 to 15% finely dissem mag.	
	volcanic.	chl-ep veinlets. Local Kspar	1 to 2% py. Minor cpy.	
120m		veinlets.		
121.15-129.8	Uniform light to medium grey	Na-mag alt: a few scattered	10 to 15% dissem mag. 0.5 to 1%	Competent.
	fine grained unit. Probable volc.	ep-chl fractures.	py. Trace cpy.	
		Local calcite veinlets.		
129.8-134.3	Same unit as above.	network of thin ab, chl-ep,	10 to 15% dissem mag. 0.5 to 1%	Fractured and
130m		act-mag veinlets. Later set	py. Trace cpy.	broken core.
		of calcite veinlets with local	133.4-134.2m: series of coarse	
		minor cpy.	act-scap-mag-py veins with well-	
		129.1-130.6m: Loc sec K.	defined alteration fronts.	
134.3-179.05	Patchy grey-green fine-grained	Mottled appearance due to	10 to 15% dissem mag.	
	volc(?) unit. Bedding indistinct.	alteration. Secondary mag,	Generally negligible sulphide.	
		ab, scap, ep, chl. Lighter		
		alt (greenish hue) appears to		
		be mainly mix of scapolite and		
		and chlorite which occurs in		
140m		small splotches and adjacent		
		to fractures throughout the	141.62m: thin ab-scap-ep-mag-py	
		section.	veinlets with bleached ab-scap	
		141.62m: thin ab-scap-ep	halos.	
			147.0m: fractures-microveinlets	
150m			with py-mag-ep-chl (various	
			orientations).	
			Past 152.0m: general drop in mag	
			content to about 7%.	
			156.8m: thin mag veinlet 45 deg/	
		Past 156.3m: scattered	core.	
		calcite (minor py) veinlets.		
			159.9m: thin mag-ab-qtz-ep-py	
160m			veinlet (45 deg)	
		163.5m: irreg subvert act-		
		scap-mag-ep-chl veinlets.		
		168.1-169.0m: thin scap-qtz-		
		act-chl-ep-mag vein parallel to		
170m		core.		
			175.6m: pyritic fracture.

Page 4

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179.05-189.1	Strong texture-destructive	Pervasive act-mag-Kspar	20 to 25% mag. 1% py. Small	general replacement			
180m	alteration zone. Variable	replacement with vein-like	specs of cpy.	fabric about 45 deg/	180.0-182.0	350751	126
	coloration-banding (pink-green-	bands of coarser mag-act-		core.			
	grey-black.	scap-Kspar. Local ep-chl.			182.0-184.0	350752	31
		Late-stage ep-act-K veinlets.					
			184.0-184.1m: ep-mag veins 10 to		184.0-186.0	350753	61
			15 deg/core.				
			188.0m: 5cm band of coarse cpy-		186.0-188.0	350754	136
			cal-mag-chl.				
					188.0-190.0	350756	1975
189.1-193.45	Multi-phase texture-destructive	Combinations of mag-ab-act-	189.35-189.75m hydrothermal				
190m	alteration with local zones of	Kspar-scap-ep-chl. Five	breccia; mag clasts in K-Na-act-		190.0-192.0	350757	140
	hydrothermal breccia.	recognizable alt events.	chl-py-mag matrix.				
			192.35-193.45m: zones of hydro-		192.0-194.0	350758	22
			thermal breccia similar to 189.35-				
193.45-195.6	Pink (Kspar) wispy alteration unit.	Strong Na-Kspar-act-chl alt.	5 to 20% mag. 0.5 to 1.0% py.		194.0-196.0	350759	87
		55-70% Na-Kspar alt. Text					
		destructive. 25% act-cl.			196.0-198.0	350760	27
195.6-210.25	Amygdaloidal volcanic with 25 to	Bands of dark grey to black	Dark bands contain up to 40%				
	30% amygdules (av 2mm).	mag-rich volc alternating with	fine magnetite. Albitization in		198.0-200.0	350761	22
	General abundance and size of	bands of white-cream	bleached bands is mag-destructive.				
200m	amygdules decreases with	bleached material (albitized	Generally minor sulphide (py).		200.0-202.0	350762	87
	depth.	bands). Amygdules in dark					
		varieties are vuggy with mix			202.0-204.0	350763	95
		of ep-mag-ab-qtz-chl. Amyg-					
		dules in albitized bands			204.0-206.0	350764	31
		mainly act plus mag-chl-ab &					
		minor ep.			206.0-208.0	350765	8
					208.0-210.0	350766	28
210m					210.0-212.0	350767	71
210.25-248.8	Well-bedded fine- to coarse-	Mag-Na (ab-scap) with act-	Mag occurs as bedding-parallel	Generally competent			
	grained grey volcaniclastic.	chl-ep. Uniform alteration.	replacement zones and selective	unit.	212.0-214.0	350768	70
	Dominantly angular clasts		replacement of clasts. Mag content	Bedding 60 deg/core.			
			highly variable ranging from < 5 to		214.0-216.0	350769	86
			to +60%, averaging about 20-25%.				
			Generally minor py with locally	Bedding 45 deg/core.	216.0-218.0	350770	99
			2-3% dissem py. Local traces cpy.				
			Scattered low-angle chloritic fracts		218.0-220.0	350771	145
			with minor py.				
220m			@ 213.35m, 214.6m: low angle				
			cl-py fractures with minor cpy.				
			@ 217.65m: py-mag-chl-cpy fract				
			25 deg/core.				
				Bedding 45 deg/core.			
			@ 220.75m: 2cm Kspar-ab-scap-				
			ep-mag-cl vein <10 deg/core.				
			@ 229.8m: thin cal veinlet with cpy				
230m			@ 230.7m: thin cal-mag-cpy				
		231.7-231.9m: vuggy coarse	veinlets 25 deg/core.				
		act-scap-mag vein 45 deg/	@ 231.9-232.3: coarse act-scap-				
		core.	py vein 60 deg/core.	Bedding 45 deg/core.			
			Past 233.9m: darker, more mag				
			(+25%) with 1-2% py and traces				
			of cpy throughout.				
			@ 237.25m: irreg thin mag veinlets				
			with py-cpy.				
			Past 238.4m: drop in mag content

Page 5

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240m			to 7-8%.	
			242.1-242.5m: act-mag vein 75 deg/	
			core with ep-ab-Kspar alt halo.	Bedding 45 deg/core.
			242.95-243.2m: mag-rich band.	
			@ 243.75m: Fractures-veins of	
			act-scap-mag.	
			245.3-246.0m: Irreh high-angle	
			act-mag veins w local cpy.	
248.8-249.15	Fine-grained volcaniclastic		40% fine-grained mag.	
250m				
249.15-252.7	Coarse volcanic wacke with	Similar alteration as 210.25-	15-20% dissem mag.	Bedding 45 deg/core.
	silty interbeds.		@ 250.6m: Thin ep-mag-cpy vein.	251.3-251.5m: gouge
			@ 251.16m: thin mag-py-cpy veins	
252.7-259.3	Dark grey-green fine-grained	Pervasive act-scap-ab-chl-	10 to 15% dissem mag. <0.5% py.	
	volcaniclastic.	ep.	253.85-254.4m: Act-mag vein	
			subparallel to core w mag-act halo.	
259.3-259.95	Cream colored felsic dyke or tuff.	fine acicular crystals of	Hairline microveinlets of cl-mag-cpy	
260m	Fine grained. 5-10% quartz.	mag after tourmaline(?)		
259.95-263.5	Strong alt-vein zone. Volcanic	Coarse act-ab-scap-chl-ep.	Subvert veins of coarse act-mag	
	host(?) Local bubble text which	Bleached albitic sections.		
	resemble amygdules.			
263.5-265.2	Flow unit(?)	General bleaching w strong	Thin act-mag veinlets. 5% mag.	
		sodic alt. Speckled with cl-ep	1-2% py. Tr cpy.	
265.2-267.4	Fine- grained volcaniclastic(?)	Fine-grained act-cl-scap-ab	5% mag, minor py, trace cpy.	
			266.45-267.4m: mag-rich section	
			with 3-4% py.	
267.4-300.45	Coarse, grey volcaniclastic.	Mag-sodic alt.	Selective mag replacement of	
270m	Angular to rounded clasts up to		clasts; finer mag-rich laminations	Bedding 45 deg/core.
	1.5 cm in size. Locally well		and bands. Overall about 30% mag	
	bedded.		Minor py to locally 2-3% dissem py,	
			averaging about 1.0%. Local minor	
			dissem cpy.	
			279.3-280.12m: high angle act-mag-	Bedding 45 deg/core.
			scap +/- py-cpy vein.	
280m			280.12-280.17m: Flat (20 deg)	
			breccia with ep-mag matrix (post-	
			dates overlying mag-act vein).	
			281.0-281.25m: High-angle coarse	
			act-mag vein-breccia zone.	
			@ 283.15m: 20 deg fract w py-cpy	
				Bedding 50 deg/core.
			289.3-291.13m: coarse mag-act	
290m			vein swarm subparallel to core.	
			293.0-293.4m: 5-6cm act-scap-mag	
			vein subparallel to core.	
			294.0-295.5m: 3-5cm scap-mag-py	
			vein subparallel to core.	
			296.0-296.15m: 1.5cm act-mag vein	
			70 deg/core.	
		299.4-299.83m: Coarse act-	@ 297.4m, 298.8m: Thin mag-ab-	
		mag vein 60-70 deg/core.	py veins 55 deg/core.	
300m	Similar volcaniclastic but finer	Same mag-sodic alt.	30% dissem mag. 2% py trace cpy.

Page 6

05SF-01.xls

300.46-312.14	grained.	@ 301.3m: 5cm zone w		Bedding 45 deg/core
		Kspar-ep.		
				Bedding 45 deg/core.
310m				
312.14-318.2	Grey-green unit. Primary textures	Ab-act-chl-ep-mag alt. Later	10-15% mag, 1-2% py, tr cpy.	Strongly fractured
	indistinct. Possible andesite flow	sections with sec Kspar-ep-		broken sections.
	or tuff.	mag.		
			316.3-318.2m: Coarse act-mag	
			veins subparallel to core.	
318.2-319.25	Fine-grained, green uniform	Propylitic. Chloritic fractures.	5-6% dissem mag.	
	granular unit. Local relic		@ 318.65m: 2.0cm coarse act-	
320m	phenocrysts(?). Possible volc.		mag vein 70 deg/core.	
319.25-321.1	Strongly altered, brecciated.	Strong Ab-Kspar-cl-ep alt.	10% mag, 2-3% py.	Crackled-brecciated.
321.1-322.0	Fault gouge. Poor recovery.			Slickensides
322.0-323.96	Syn- post-mineral crackle-	35% ab, 20% act +/- chl, scap	50% mag	Sharp lower contact
	breccia.			30 deg/core.
323.5-327.3	Strongly altered, crackled and	45% Ab w 5% scap, 30-35%	20% mag; minor py.	
	veined (ab) section.	act. Intense micro veining.		
327.3-328.0	Fine-grained volcaniclastic.	Mag-ab-scap-act.	Wispy, black mag lam/bands.	Bedding 45 deg/core.
328.0-331.32	Coarse, grey volcaniclastic.	Mag-ab-scap-act.	20% mag, 1-2% py, tr cpy.	
	Selective replacement of clasts	Network of late-stage ab		
330m	by magnetite.	veinlets.		
			@ 330.3m: 1.0cm vein of coarse	
331.32m	End of Hole.		act-ab-mag 70 to 80 deg/core

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CARDERO RESOURCE CORP	**DRILL LOG**	Hole No.: 05SF-2	East: 670294E	
1901-1177 W. Hastings St., Vancouver, B.C.	**San Fernando Project**	Datum: NAD 27	North: 3310727N	
PROJECT: San Fernando Anglo JV		DIP: -90 AZ:	Depth: 335.7 m	
LOCATION: Baja California, Mexico	Diamond drill Hole (NQ)	Date: Oct 01/05 to Oct 07/05	Page 1 of 9	Logged by: G. Belik

DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample	Fe (%)	Co	Au (ppb)	Mag	Sulphides: Py	Cpy			Alteration: Na	K	Bi	Act	Cl	Ep	T	
0 – 10.7	Set Casing: no recovery.							ppm														
10m	Cream to light grey oxidized fine-	Strong surface oxidation	Limonite: 5-10% dissem. hem after	Strongly fractured;																		10m
10.7-15.5	grained granular unit. Probable		mag (oxidized).	broken core.																		
	altered andesitic tuff.			Poor recovery																		
15.5-17.4	Similar to above section; less	Fine-grained Na (ab-scap)	5-10% finely disseminated mag-	Strongly fractured,																		
	oxidation. Light grey-green fine-	alteration.	hem.	friable.	16.0-18.0	350772		114														
	grained tuff(?)																					
17.4-23.3	Similar to above section; minor	Fine-grained Na (ab-scap)	5-10% finely disseminated mag.		18.0-20.0	350773		250														
	oxidation.	alteration.	Coarser sec mag associated with																			
20m		@ 17.8m, 18.4m: Cal-ep-mag	sulphide in veins and dissem aggre-		20.0-22.0	350774		40														20m
		seams.	gates. 1-3% py, traces cpy.																			
		@ 21.8m: 0.5cm ab-cl-bi	18.95-19.15m: semimassive mag		22.0-24.0	350775		113														
		seam 30 deg/core.	with 20% py.																			
23.3-28.45	Cream to light green strongly	Ab-scap with chl (10%).	4-5% spec hem; 7-10% py, 0.5 to		24.0-26.0	350777		1880														
	altered pyritic unit	25.4-25.8 patchy bi alteration	1.0% cpy.	Compositional																		
		w cpy min.		banding 60 deg/core.	26.0-28.0	350778		481														
		26.3-27.2m: more chloritic w																				
		less sulphide.			28.0-30.0	350779		108														
28.45-29.95	Similar to last interval w more cl	Ab-scap-chl (25%).	5-6% spec hem. Minor py.	Fractured-brecciated																		
30m	and minor sulphide.				30.0-32.0	350780		31														30m
29.95-41.75	Fine-grained, grey, granular unit	Fine-grained Na (ab-scap)	15-20% finely dissem mag with loc																			
	similar to upper intervals.	alteration. Local small clots	higher content. 2% py mainly in		32.0-34.0	350782		271														
	Possible tuff or fine-grained flow.	of act-chl.	chloritic fractures w minor cpy.																			
					34.0-36.0	350783		190														
					36.0-38.0	350784		454														
			@ 38.6m: coarsely crystalline		38.0-40.0	350785		75														
			py vein 80 deg/core.																			
40m					40.0-42.0	350786		158														40m
41.75-46.4	Dark grey strongly magnetic	30% coarse vesicles up to	30-35% dissem mag. 7-8% py as																			
	vesicular-amygdaloidal flow.	1 cm in size filled w delicate	amygdule coatings and lesser		42.0-44.0	350787		70														
		fibrous act-trem xals inter-	vein-fracture fillings.																			
		woven with py, ab, qtz, chl.			44.0-46.0	350788		196														
					46.0-48.0	350789		423														
46.4-48.8	Medium to dark grey fine-grained	Small act-chl-py-ep clots	30-35% finely dissem mag. 4% py.																			
	unit similar to 29.95-41.75.	(amygdules?). Occasional			48.0-50.0	350790		107														
		white scap xals.																				
48.8-55.2	Fine-grained, grey-green flow	Pervasive Na alt. Act-chl-py	20% dissem mag. 2% py.		50.0-52.0	350791		83														50m
	unit with local small amygdules.	fractures.																				
	Less mag-py.				52.0-54.0	350792		332														
					54.0-56.0	350793		202														
55.2-67.0	Similar coarse amygdaloidal flow	amygdules filled with act-py-	25-40% dissem mag. 5-6% py.	Brecciated base.																		
	unit as 41.75-46.4.	qtz-ab. Microveinlets of	0.5% cpy.		56.0-58.0	350794		487

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		ab-act-py-chl.						
57.0-57.5	Strong alteration band.	Porous qtz-ab-py-chl-tour.	5% mag. 7%py	Lower contact 65	58.0-60.0	350796		1455
57.5-58.6	Similar to 48.9-58.2		15-20% mag, 3% py, minor cpy.					
58.6-61.8	Bleached, porous, strongly alt,	65% granular ab-qtz, chlorite,	10-15% py (blebs & veinlets).		60.0-62.0	350797		539
	pyritic section.	fine black tourmaline.	7-8% mag-hem. Local cpy.					
61.8-63.0	Similar alt but less sodic.	Ab-qtz. Loc act-chl.	7-8% py as blebs and fract-veinlets		62.0-64.0	350798		903
		Very fine biotite in matrix.	25% mag, minor fine cpy					
63.0-63.6	Bleached section sim to 58.6-	St ab alt. Clots ep-act-py-mag	10% py. 5-10% mag.		64.0-66.0	350799		152
63.6-69.9	Medium to dark grey moderately	Act-ab-ep-chl.	Total mag 35% w 25% as fine	Bedding 30 deg/core.				
	coarse volcaniclastic with finer		dissem and 10% coarser, later		66.0-68.0	350801		87
	bands and layers.	68.9-69.9m: sec biotite as	variety assoc w sulphides. 6% py					
		halos adjacent to fractures.	as blebs-fracts-veinlets. 0.5% cpy.		68.0-70.0	350802		230
69.9-71.0	Bleached fn-grained volcaniclastic	Qtz-ab with 5-10% chlorite.	6-7% py. 0.5% cpy.					
70m		1-2% sec biotite.		Bedding 20 deg/core.	70.0-72.0	350803		560
71.0-77.65	Dark grey amygdaloidal flow	Albitized. Sec chlorite. Act-	30% dissem mag. 4-6% py.					
	unit.	chlorite-ab amygdules.	minor cpy.	72.4-74.6m: Friable-	72.0-74.0	350804		765
				bleached.				
					74.0-76.0	350805		23
					76.0-78.0	350806		13
77.65-78.75	Bleached section.	Strongly albitized. Scap.	3-4% py (dissem-fracts-veins).					
		Fract-controlled sec chl.	78.45-78.65m: py vein-breccia.		78.0-80.0	350807		49
78.75-87.2	Uniform med-grey, fine-grained	Na alt. Late talc-serp fracts.	20-25% dissem mag. 1-2% py.	Fractured-broken				
80m	unit similar to 29.95-41.75	@ 80.0m chl-bt-ab alteration	py microveinlets.	core w sections of	80.0-82.0	350808		106
		clot w fn dissem py-cpy.	@ 81.7m: py veins 45 deg/core.	poor recovery.				
		@ 80.4m: similar alt clot			82.0-84.0	350809		220
		with cpy.						
			@ 84.35m: dissem cpy.		84.0-86.0	350810		404
		85.3-86.9m: Kspar-ep-chl	@ 84.4m: py vein 45 deg/core.					
		veinlets-gashes.			86.0-88.0	350811		271
87.2-94.7	Similar; paler color, less mag-py	Ab-scap. Numerous chloritic	10% mag. <1% py.	Fractured-broken				
		fractures.	@ 88.5m: py veins 45 deg/core.	core. Poor recovery.	88.0-90.0	350812		262
90m					90.0-92.0	350813		40
		@ 92.35m: 1cm pink Kspar-			92.0-94.0	350814		83
		py-chl vein 20 deg/core.						
94.7-95.7	Grey andesite.	Ab-chl-ep alteration.	7-8% mag; 10% py (dissem, fracts)		94.0-96.0	350815		646
95.7-100.6	Grey, fine-grained sediment.	Ab-chl-ep alteration.	20% fine-grained mag. 3% py.	Strongly fractured.				
	Wispy laminations of fine-grained	Local act.	Local dissem cpy. Calcite microvein-	Loc brecciated (post	96.0-98.0	350818		206
	secondary magnetite.		ing assoc w late stage brecciation	mineral).				
			and fracturing.	98.4-100.6m: strong	98.0-100.0	350819		112
				shearing.				
100m					100.0-102.0	350820		102
100.6-104.8	Dark grey volcaniclastic. Local	3-6% sec biotite in small	30% mag. 1-3% py. Loc dissem					
	coarse clastic texture.	patches and along sinuous,	cpy.		102.0-104.0	350821		116
		discontinuous fracts. Seams	@ 102.85m: Ab-scap-ep-cl-py					
		& patches of propylitic alt w	vein 70 deg/core.		104.0-106.0	350822		112
		loc coarse scap.						
104.8-105.45	Volcaniclastic	Bleached. Ab-scap-ep-chl alt.	1-2% mag, minor py.	Crackled.	106.0-108.0	350823		252
105.45-108.4	Grey to green, fine- to coarse-	Mainly mag clasts w ab-cl-ep	25% mag. 2% py.	Strongly fractured.				
	grained volcaniclastic.	Patches w fine sec biotite.			108.0-110.0	350824		167
108.4-111.0	Syn-mineral crackle-breccia.	Text-destructive Ab-ep-chl-	15-20% mag (coarser grained).	Brittle fracturing-				
110m		Kspar alt.	2-3% py; loc minor dissem cpy.	brecciation.	110.0-112.0	350825		311
111.0-115.0	Green & grey coarse-grained	Selective replacement of	20% mag. 2% dissem py.					
	volcaniclastic (clasts up to 1cm).	clasts by mag. Ab-ep-chl alt			112.0-114.0	350826		151
		of matrix.						
					114.0-116.0	350827		229
116.0-118.9	Finer-grained volcaniclastic.	Ab-ep-chl-biotite (grn brown	15% mag, 3% py, minor dissem cpy					
	locally well laminated.	tinge). Loc scap.		Bedding 28 deg/core.	116.0-118.0	350828		241

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					118.0-120.0	350829		267
118.9-122.0	Grey-green coarse volcaniclastic	Propylitic.	20% mag, 4% py, loc dissem cpy.					
120m			@ 119.3m: 0.5cm py-cpy vein.		120.0-122.0	350830		337
122.0-123.9	Similar volcaniclastic.	Chl-ab-ep-mag-K. Local sec	10% mag, 4-5% py, loc dissem cpy.		122.0-124.0	350831		336
		biotite. Sec Kspar in thin						
		veinlets and matrix.			124.0-126.0	350832		527
123.9-129.5	Similar volcaniclastic.	Similar w pervasive sec	8% py w mag as dissem, in veins					
		biotite +/- Kspar.	and discontinuous microveinlets.		126.0-128.0	350833		232
			@ 128.5m & 128.9m: thin py veins					
			with Kspar alt halos.		128.0-130.0	350834		163
129.5-131.1	Light green (alt) volcaniclastic.	Text-destructive pervasive	7-10% dissem mag-hem assoc w					
130m		ab-ep-chl alt. Loc sec biotite-	5% py. Minor dissem cpy.		130.0-132.0	350837		1100
		Kspar.						
131.1-132.1	Alteration-vein zone.	Qtz-ab-mag-py-cpy-chl-Tour-	10% mag, 5% py, 1% cpy.		132.0-134.0	350838		639
	Poor recovery.	Kspar alteration-vein zone.						
132.1-133.0	Dark grey volcaniclastic.	Replacement of clasts by	2-3% py. Abundant fine-gr mag.		134.0-136.0	350839		1125
		mag. Ab +/- chl matrix.						
133.0-134.0	15% recovery.		Semimassive mag w 3-4% cpy.		136.0-138.0	350840		176
134.0-139.35	Text-destructive alt zone.	Prop assem of Ab-chl-ep-py-	4-5% py, 0.5% cpy (dissem & fract					
		mag. Loc biotite (minor)	veinlets). 5% mag.		138.0-140.0	350841		433
139.35-144.75	Text-destructive alt zone.	White to cream colored	2% py assoc w mag-chl-cpy(0.5%)					
140m		intense qtz-ab alteration.	as dissem, along fracts and in irreg		140.0-142.0	350842		1465
			microveinlets.					
			@ 141.85m: 2cm fract zone w		142.0-144.0	350843		508
			abund mag-chl-cpy 50 deg/core.					
					144.0-146.0	350844		1210
144.75-149.0	Text-destructive alt zone.	Intense Kspar-qtz-ab-tour-bi-	3% py+cpy.					
		chl alte. 20% Kspar in matrix	144.75-146.0m: cpy>py.		146.0-148.0	350845		4150
		and strong network of veins.	147-148.3m: Int Kspar alt w abund					
			tour, biotite, 2% cpy, 1-2% py.		148.0-150.0	350846		963
149.0-150.7	Fragmental	Mag clasts; Ab-qtz-chl-Kspar	20-25% mag, 4-6% dissem py.					
150m		mag-sulphide matrix	0.5% cpy.		150.0-152.0	350847		807
150.7-152.4	Text-destructive alt zone.	Na-chl-ep-mag with 10%	3-4% py; loc dissem cpy; 5% mag.					
		Kspar (veinlets-matrix).			152.0-154.0	350848		365
		Patches w black tourmaline.						
152.4-158.6	Similar	Ab-scap-chl w loc sec Kspar	2-4% dissem py-cpy.		154.0-156.0	350849		1620
		154.3-158.2m: Kspar-tour-bi	154.3-158.2m: 8% fine sulph (1-2%					
			cpy).		156.0-158.0	350850		3610
158.6-159.5	Text-destructive alt.	Ab-scap-Kspar-tour-cl-ep.	5-10% mag, 5% py, 1-2% cpy		158.0-160.0	350851		1995
	Strongly veined.		assoc with tour.					
159.5-161.6	Text-destructive alt.	Qtz-se-ab-ep-cl. Loc biotite-	Spec hem along fracts. 5-6%		160.0-162.0	350852		348
	Cream-light green, strongly	Kspar.	dissem hem +/- mag. 15% py					
	pyritic.		(veins & dissem). Minor cpy.		162.0-164.0	350853		838
161.6-170.0	Text-destructive alt.	Strong ab alt crackled w mag-	161.6-166.2m: 7% py, 7% mag in					
	Cream pale to pink color.	py & Kspar-py microveinlets	veins and matrix.		164.0-166.0	350854		443
		with chl.						
		Past 166.2m: less Kspar	Past 166.2m: less mag-py(2-3%).		166.0-168.0	350855		142
		veining.						
					168.0-170.0	350857		248
170.0-171.3	Text-destructive prop alt. Volcani-	Ab-chl-ep-py	3-4% dissem py, 2-3% mag, loc					
170m	clastic texture loc preserved		dissem hem.		170.0-172.0	350858		414
171.3-174.7	Grey-green coarse volcaniclastic	Patches of green propylitic	Selective mag replacement of					
		alt overprinting earlier mag-Na	clasts. 3-4% py, loc dissem cpy		172.0-174.0	350859		795
		alt.	(<0.5%).					
174.7-175.95	Volcaniclastic; strongly pyritic.	Pervasive Ab-scap; minor	12-15% py (dissem, fracts, veins)	Bedding 30 deg/core.	174.0-176.0	350860		1060
		ep-chl; patches w biotite.	0.5% cpy. 5% dissem hem.					
175.95-180.9	Coarse volcaniclastic.	70% of interval prop-type alt	10-15% mag, 3-4% py. Minor cpy.		176.0-178.0	350861		249
		(chl-ep-mag). Loc remnants						
		of earlier biotite alt.		Bedding 30 deg/core.	178.0-180.0	350862		236

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			180.0-180.15m: semimassive mag						
180m			lens 55 deg/core.		180.0-182.0	350863		168	
180.9-182.4	Green volcaniclastic	Propylitic alt.	7% mag, 3-4% py, minor cpy.						
					182.0-184.0	350864		215	
182.4-186.55	Grey coarse volcaniclastic.	Early ab-mag alt, later chl alt	Selective mag replacement of frags						
	Clasts up to 1 cm in size.	in matrix-fractures.	20% mag (matrix & clasts), 3% py.		184.0-186.0	350865		440	
186.55-188.1	Same volcaniclastic	Pervasive chl-mag alt	Scattered Kspar veinlets w chl-mag		186.0-188.0	350866		1805	
			py-cpy. Av 3-4% py, 0.5-1% cpy.						
188.1-190.4	Fault zone with gouge.	Chl. Loc Kspar.	25%mag, 2-3% py.	Sheared-brecciated.	188.0-190.0	350867		118	
190m					190.0-192.0	350868		512	
190.4-195.34	Texture destructive alteration.	Bleached, resistant, strongly	4% py w mag in patches and irreg						
		albitized. Patches w sec	veinlets. 0.5% cpy. Dissem hem.		192.0-194.0	350869		737	
		Kspar. 6% chl, 2-3% ep.							
					194.0-196.0	350871		1025	
195.34-197.2	Primarily text-destructive alt.	Ab-chl-mag-ep.	7% dissem hem. 2-3% py, minor	Calcite veinlets.					
	Coarse volcaniclastic texture		cpy.		196.0-198.0	350872		754	
	locally preserved.								
197.2-200.25	Grey, coarse-grained	Ab-chl-mag-ep.	Selective mag replacement of		198.0-200.0	350873		360	
	volcaniclastic.		clasts. Dissem mag in matrix. 3-4%						
200m			dissem py.		200.0-202.0	350874		1050	
200.25-202.7	Texture destructive alteration.	Green chloritic alt.	5-10% mag-hem. 5% py.						
		@ 201.9m: 7cm mag-chl-py-			202.0-204.0	350875		600	
		Kspar zone 45 deg/core.							
202.7-204.3	Shear zone.	Chl +/- ep. Kspar. Calcite	4% py, 5-6% mag-hem.	sheared, brecciated.	204.0-206.0	350877		237	
204.3-225.25	Coarse volcaniclastic.	Early mag-ab-biotite(?) alt	Most clasts replaced by mag. 30-						
		overprinted by later chl (fract	35% mag overall in matrix & clasts.		206.0-208.0	350878		83	
		& matrix)	1-3% dissem py; traces cpy.						
					208.0-210.0	350879		98	
210m					210.0-212.0	350880		203	
					212.0-214.0	350881		347	
					214.0-216.0	350882		303	
					216.0-218.0	350883		156	
			217.0-217.2m: fine-grained semi-						
		@ 218.4m: thin, pink, Kspar	massive mag.		218.0-220.0	350884		321	
		veinlets.							
220m				Bedding 40 deg/core.	220.0-222.0	350885		378	
			222.75m: py-cpy-chl veinlet 65 deg/		222.0-224.0	350886		300	
			core.						
					224.0-226.0	350887		424	
225.25-237.3	Coarse volcaniclastic. 25%	Mixed green (prop-alt) and	15-20% mag, 2-3% py, trace cpy.						
	large, angular to rounded clasts	grey (ab-mag) alt.			226.0-228.0	350888		209	
	up to 1cm in size.	Loc calcite veinlets.							
		Loc sec Kspar in matrix			228.0-230.0	350889		378	
				Bedding 40 deg/core					
230m					230.0-232.0	350891		487	
		@ 231.0m: sec Kspar							
			@ 232.6m: thin mag-py veinlets.		232.0-234.0	350892		441	
		233.2-235.6m: stronger chl-							
		mag-Kspar-ep-ab alt. Texture	234.95-235.15m: semimassive mag		234.0-236.0	350893		1965	
		destructive.	w Kspar-ep-ab-cpy-py tour.						
		235.3-235.5m: massive hydro	235.5-235.6m: Massive mag with		236.0-238.0	350894		343	
		thermal chl w Kspar-mag-cpy	mag-Kspar-tour-cpy.						
			@ 236.5m: 4cm mag-qtz-py seam.		238.0-240.0	350895		1265	
237.3-241.3	Finer-grained volcaniclastic.	Strong propylitic alt.	16% mag-hem. 6% py. 0.5% cpy as

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240m		Loc sec Kspar and biotite.	fine inclusions in mag.	Bedding 45 deg/core.	240.0-242.0	350897		1220
			Hydro chl + ep with py-cpy in fract.					
241.3-245.1	Interbedded fine and coarse-	Replacement of clasts by	Abundant mag. 3% py. 0.5%		242.0-244.0	350898		521
	grained volcaniclastic. Clasts up	mag. Mag-ab-chl-ep matrix.	dissem cpy.					
	to 2 cm in size in coarser bands.	@ 243.0m: 3 cm pink Kspar		Bedding 45 deg/core.	244.0-246.0	350899		931
		band w chl-py-cpy.						
245.1-249.3	Similar volcaniclastic.	Stronger propylitic (ep-chl) alt	10-15% mag assoc w 5% py.		246.0-248.0	350900		621
		Some sec matrix Kspar.	loc dissem cpy (<0.5%).	248.3-249.0m: high-				
				angle shear zone.	248.0-250.0	350901		337
249.3-250.6	Coarse volcaniclastic.	Ab-ep-chl. Most clasts	20% mag. 2-3% dissem py.					
250m		replaced w fine-grained mag.	<0.5% cpy.		250.0-252.0	350902		272
250.6-251.3	Fine-grained volcaniclastic.	Ab-ep-chl.	10-15% dissem mag. Minor py-cpy.					
					252.0-254.0	350903		624
251.3-256.15	Strongly fractured, broken	Ab-chl-ep. Loc sec biotite.	Mag. Variable dissem py (<1-7%)	254.0-254.3m: high-				
	volcaniclastic.		av 3% py. <0.5% cpy. Close mag-	angle gouge zone	254.0-256.0	350904		686
			sulphide association.					
256.15-260.25	Felsic dyke. 5-10% felds laths	Albitized. Primary textures	Microveinlets and fractures with		256.0-258.0	350905		96
	in dense matrix.	mainly overprinted by alt.	chl-mag-py; minor cpy.					
					258.0-260.0	350906		150
		259.4-259.55m: Crystalline						
260m		mix of chl-Kspar-ab-tour.			260.0-262.0	350907		748
260.25-264.8	Volcaniclastic.	Chl-ep-Kspar.	10-15% mag, 2-3% py, loc dissem					
			cpy.		262.0-264.0	350908		444
264.8-266.4	Texture destructive alteration.	Strong ab-ep-chl with sec	6-7% mag, spec hem, 2-3% py,		264.0-266.0	350909		984
		Kspar (veinlets and matrix).	local dissem cpy.					
266.4-266.8	Magnetite seam.	Sheared chloritized margins	Mag.	Fault zone	266.0-268.0	350911		79
		w sec Kspar.		↓				
266.8-267.15	Fault; breccia and gouge.				268.0-270.0	350912		502
267.15-269.0	Volcaniclastic.	Green prop alt. Numerous	2% py, minor cpy.					
		Kspar veinlets. Tourmaline.			270.0-272.0	350913		92
269.0-269.3	High-angle shear zone.		50-60% massive mag. 40% chl-ep-					
			mag.		272.0-274.0	350914		106
269.3-269.8	70% mag.	Chl-ep gangue.	Mag w 5-10% po, cpy.					
269.8-270.4	Sheared footwall.	Chl-ep-ab +/- Kspar.	20-40% mag; minor sulphide.		274.0-276.0	350915		115
270.4-277.4	Coarse volcaniclastic	Chl-ep-ab +/- Kspar.	15% mag, 2-3% py, loc dissem cpy	Fractured-sheared				
277.4-278.8	High-angle shear zone.	Chloritic	Semimassive mag w 5-10% py, cpy	Mineralized fault.	276.0-278.0	350917		396
278.8-287.0	Poor recovery; volcaniclastic.	Chl-ep-ab.	30% mag, 2-3% py, 0.5% cpy.					
					278.0-280.0	350918		228
280m					280.0-282.0	350919		303
					282.0-284.0	350920		704
					284.0-286.0	350921		262
					286.0-288.0	350922		302
287.0-304.5	Grey-green coarse volcaniclastic	Chl-ep-ab. Selective partial	15% mag, 2-3% py, loc dissem cpy	Fractured, competent				
		replacement of clasts by mag			288.0-290.0	350923		257
290m					290.0-292.0	350924		258
		292.0-292.5m: 5-10% sec			292.0-294.0	350925		164
		Kspar in irreg patches.	Past 293.0m: 1-2% py, minor cpy.					
					294.0-296.0	350926		120
					296.0-298.0	350927		129
					298.0-300.0	350928		64
300m					300.0-302.0	350929		577

05SF-02.xls

Page 6

		303.4-303.9m: Qtz-ab-mag-chl repl zone.			302.0-304.0	350931	396
		@ 304.4m: 2 cm chl-mag-cpy tour-Kspar.			304.0-306.0	350932	343
304.5-311.5	Interbedded fine- and coarse-grained volcaniclastics.	Ab-chl-ep-act.	15% mag, 2% py, minor cpy.	Fractured, broken core. Local gouge.	306.0-308.0	350933	117
					308.0-310.0	350934	31
310m					310.0-312.0	350935	221
311.5-312.0	Breccia; Chl-py matrix.	mag-chl-py +/- Kspar.	10% py, 1% spec hem	Sheared lower contact 70 deg/core.	312.0-314.0	350937	125
312.0-324.1	Uniform coarse volcaniclastic. 20-60% clasts >2mm and up to 2cm in size.	Ab-chl-ep-mag. Mag replacement of larger clasts. Possible fine act.	20% mag, 1-2% py (loc +3%), minor cpy.		314.0-316.0	350938	66
			323.5-323.7m: Ep-Kspar-mag-py-cpy replacement band 45 deg/core with mag enrichment along margins.		316.0-318.0	350939	58
					318.0-320.0	350940	267
320m					320.0-322.0	350941	108
					322.0-324.0	350942	592
324.1-325.35	Texture-destructive alteration. Highly fract, brecciated & veined.	Total repl by mag-chl-ep-act-py. Late stage Kspar-ep-py veinlets.	50% mag, +10% py, minor dissem cpy.	Fractured-brecciated	324.0-326.0	350943	981
					326.0-328.0	350944	860
325.35-326.15	Semimassive magnetite.	Chl-act-ep gangue.	75% mag, 10% po-py.				
326.15-326.9	Grey, fine-grained volcaniclastic.	Ab-chl-mag	35% mag, 3-4% py, 0.5% cpy.	Microveinlets w py.	328.0-330.0	350945	77
326.9-327.5	Semimassive magnetite.	Ep-chl gangue.	70% mag, 7% py, local cpy.				
327.5-327.93	Texture-destructive alteration.	Ab-qtz-chl-act-tour.	50% mag, 10-15% py, local cpy.		330.0-332.0	350946	268
327.93-328.3	Texture-destructive alteration.	Act-chl-ab-scap-ep-tour. Ab-qtz veins.	35% mag, 6%py.		332.0-334.0	350947	128
328.333.23	Fine- med-grained volcaniclastic. Local coarse bands.	Ab-scap-act-chl-ep. 328.4-328.5m: Sac Kspar.	20% mag, 2-3% py. @ 328.3m: mag-ab-act-chl vein 70 deg/core (diffuse margins)	Bedding 45 deg/core.	334.0-336.0	350948	71
333.23-349.5	Grey-green, fairly uniform, coarse volcaniclastic. 30% angular to rounded clasts up to 3 cm in size.	Ab-scap-act-chl-ep @ 335.45m: act veinlets.	25% mag, 3% dissem py, minor cpy 341.8-341.9m: ep-mag repl band 45 deg/core.	Bedding 45 deg/core.	336.0-338.0	350949	49
					338.0-340.0	350951	93
340m					340.0-342.0	350952	93
			past 342m: <2% py.		342.0-344.0	350953	27
					344.0-346.0	350954	39
					346.0-348.0	350955	20
					348.0-350.0	350956	15
349.5-355.7	Grey-green fine-grained volcaniclastic.	Similar alteration. Abundant chloritic fractures.	30% mag, 1% py.				
350m					350.0-352.0	350957	5
			Past 351.7m: 5-10% mag		352.0-354.0	350958	8
			Pickup in mag content at base.		354.0-355.7	350959	12
355.7m	End of Hole.

05SF-04

1

CARDERO RESOURCE CORP 1901-1177 W. Hastings St., Vancouver, B.C.	DRILL LOG San Fernando Project	Hole No.: 05SF-4 Datum: NAD 27	East: 688978E North: 3310647N
PROJECT: San Fernando Anglo JV		DIP: -90 AZ:	Depth: 420.01 m
LOCATION: Baja California, Mexico	Diamond drill Hole (NQ) / Date: Oct 11/05 to Oct 16/05	Page 1 of 11	Logged by: G. Bulik

DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample	Fe (%)	Cu ppm	Au (ppb)
0 – 8.0	Set Casing; no recovery.								
8.0-10.25	Overburden								
10m									
10.25-28.3	Coarse volc flow breccia.	Clasts-blocks propylitically	6-7% hydrothermal mag in matrix.						
	80% porphyritic clasts-blocks up	altered. Ab rims around	Loc minor coarse Py (av <0.3%)						
	to 20 cm in size	smaller clasts (locally totally	assoc with mag in matrix.						
		albitized). Act-chl-ab-Kspar							
		in matrix. Local partial repl							
		of smaller clasts by Kspar.							
		@ 18.0m: high angle fract							
		with Kspar alt envelope.							
20m									
28.3-34.3	Andesite flow; porphyritic. Local	Propylitic with pervasive act-	7% mag, minor py.						
	flow breccia.	mag in fracts-veinlets.							
30m		Act-chl-ab-Kspar in matrix of							
		breccias.	@ 31.9m: Kspar microveinlets w						
		30.2-30.52m: Br with coarse	mag-py.						
		pink Kspar.							
34.3-43.4	Grey-green, coarse volcanic	Secondary Act-chl-ab-Kspar	Minor py. Tr cpy.						
	breccia. Clasts-blocks 2 - 25cm	in matrix. Breccia clasts							
	in size.	weakly altered.							
40m									
43.4-46.1	Similar volc breccia.	Propylitic alt of breccia clasts.	5% mag, 1.0% spec hem, 0.5% py.						
		Secondary act-mag in matrix.	Tr cpy.						
		Loc matrix Kspar.							
46.1-48.3	Dark grey-green porph (plag)	General propylitic alt.	5-7% mag, tr py.						
	andesite; local flow breccia.	Numerous thin act veinlets							
		with ab halos.							
48.3-67.67	Volcanic breccia similar to	Smaller clasts albitized.	6-7% mag, <0.5% py+cpy.						
50m	above intervals. 70% angular to	Matrix act-mag-ab-Kspar +/-	@ 49.95m: small blebs py-cpy.						
	partly rounded clasts up to 15cm	chl.							
	in size. Grey and green clasts.								

Sulphides			Alteration							Depth
Mag	Py	Cpy	Na	K	Bi	Act	Cl	Ep	T	
										10m
										20m
										30m
										40m
										50m

05SIF-04 2

57.67-58.35	Porphyritic andesite.	Propylitic.		Strongly fractured
58.35-60.6	Section of flow breccia similar to	Less ab, more act (20% +/-)	5-7% mag, 1-2% hem.	
	above sections.			
60m				
60.6-61.1	Grey-green porphyritic andesite.	Propylitic.		
61.1-72.9	Crackled, green volcanic breccia.	Propylitic clasts, act-ab	2-4% mag. Minor dissem py-cpy.	Strongly fractured
	80% light to med green angular	matrix. Ab rims on smaller	Loc spec hem (dissem & fract	
	clasts in a dark green act-rich	clasts.	coatings).	
	matrix.			
70m				
72.9-120.44	Dark grey porphyritic volcanic	Fine mix of act-ab-chl-mag in	6-7% mag, 0.5% py-cpy.	
	with sections of breccia similar	matrix. Ab rims around		
	to above breccia units.	smaller clasts. Local act vns.		
		Local remnants of earlier		
		phase of biotite alteration.		
		@ 74.75m: 6cm interval w		
		Kspar in seams and matrix.		
		79.5-80.9m: Loc fn-grained,		
80m		brown sec biotite in matrix.		
		@ 85.0m Patches of pink-		
		orange Kspar in matrix.		
		@ 88.5m: Fn-gr sec biotite		
		in breccia matrix.		
90m				
		92.7-92.95m: remnants of		
		earlier biotitization overprinted	93.0-95.9m: Scattered fracts with	
		by act-ab-chl alt.	cpy & minor dissem cpy - 0.3% total	
100m				
		100.4-100.5m remnants of		
		earlier biotite alt.		
		102.25-103.35m: biotite		
		@ 106.4m: Kspar, hydro-		
		thermal chl and mag in matrix.	@ 107.8m: mag-py veinlet 45 deg/	
		@ 108.5m: Kspar veining-	core.	
		replacement assoc with py-		
110m		mag-calcite.		
		115.3-120.44m: loc networks		
		of act veinlets.		
		116.4-116.55m: sec Kspar-		
		tourmaline.

05SF-04

3

		118.85-119.2m: Kspar repl-					
		veinlets assoc with sec mag.					
120m			@ 120.76m: 1cm Kspar-ab-py vein				
			55 deg/core.				
			@ 122.46m: 1.5cm ab-py-cpy vein				
			50 deg/core.				
		124.45-126.12m: remnants of					
		early biotite alt.					
					128.0-130.0	351117	132
129.44-129.9	Alt unit transitional to unit below.	Pervasive Act-chl-ab. 10% K	3% py.				
129.9-132.68	Texture-destructive alteration.	Intense Ab-scap-ep-chl.	15-20% sec mag, 2-3% py, 0.2%		130.0-132.0	351118	155
			cpy. Set of Na-mag-py veinlets				
			22 deg/core.		132.0-134.0	351119	1390
132.68-136.5	Texture-destructive alteration.	Intense Na-mag-py replace-	30% mag, 4-5% py loc dissem cpy.				
		ment min-alt assoc w intense	Intervals of semimassive mag-py.		134.0-136.0	351120	527
		network of Na-Kspar-mag-py					
		veins (several generations).			136.0-138.0	351121	207
136.5-138.4	Semimassive mag	10% ab-scap, 5% Kspar	60% mag, 15% py.				
		10% chl-act.			138.0-140.0	351122	41
138.4-145.18	Coarse volcaniclastic. 60%	Green, ab-scap-chl-act-ep	10% mag, 0.5-1.0% py.				
140m	angular to rounded clasts.	matrix. Loc thin Kspar			140.0-142.0	351123	85
	Locally well bedded.	veinlets.		142.6-143.6m: well-			
				dev graded bedding	142.0-144.0	351124	28
				35 deg/core.			
					144.0-146.0	351125	50
145.18-147.63	Intense alteration-veining	Strong ab-Kspar-act-chl	30% mag, 5% py				
		replacement-veining; 35%	147.35-147.6m: semimassive mag-		146.0-148.0	351126	75
		Kspar-Na +/- sulphide "veins"	ab-scap-act-chl repl lens 45 deg/				
			core.		148.0-150.0	351127	65
147.63-149.5	Dark grey volcaniclastic.	Ab-act-chl.	10% mag, minor py.	Fractured, poor rec.			
149.5-150.0	Light grey-green-brown lithic	Pervasive ab-scap-ep-chl	5-10% mag.	Fractured-broken,	150.0-152.0	351128	15
	wacke.	alt. Sections w fine-gr sec		poor recovery.			
		biotite (imparts br coloration).			152.0-154.0	351129	4
		150.4-150.9m: 30-40% sec					
		Kspar (matrix and veinlets).			154.0-156.0	351130	2
		Biotite appears to be early,					
		overprinted by later Na type			156.0-158.0	351131	2
		alt.					
					158.0-160.0	351132	21
150.0-167.84	Strongly altered fragmental.	10-15% mag-rich clasts in a	10-20% mag. Minor sulphide.				
160m	Clasts up to 5 cm in size but	granular ab-scap-chl matrix.			160.0-162.0	351133	4
	generally less than 1cm.	Wavy alteration fronts and					
		embayments.			162.0-164.0	351134	38
					164.0-166.0	351135	30
					166.0-168.0	351136	74
167.84-181.0	Fine- to med-grained volcani-	Ab-chl-ep alt with loc	167.84-172.1m: 2% dissem py+cpy.				
	clastic. <10% clasts >2mm.	remnants of early biotite alt.	past 172.1m: minor cpy, 1-2% py.		168.0-170.0	351137	1180
	Largest 6mm.		167.84-178.0m: weakly magnetic.				
170m			Past 178.0m: mod magnetic.		170.0-172.0	351138	2660
			5% hem in weakly magnetic section.	172.1-172.3m: shear			
		Past 172.45m patchy pink		zone.	172.0-174.0	351141	121
		Kspar alt assoc with Kspar					
		veinlets.			174.0-176.0	351142	80
		175.65-178.0m: blebs and					
		stringers of actinolite.			176.0-178.0	351143	62
					178.0-180.0	351144	82

05SF-04

4

180m	Coarse volcaniclastic.	Vuggy-porous. Strong ab alt.	10% mag. 2-3% coarse, dissem py.		180.0-182.0	351145		765	
181.0-192.2		15% chl-ep. Loc remnant	0.2 to 1% finely dissem cpy to						
		biotite alt. +/- Kspar.	188.0m.		182.0-184.0	351146		833	
		Vugs lined with loose	Past 188.0m: minor cpy.						
		aggregates of fibrous act w			184.0-186.0	351147		1125	
		chl-ep-calcite-py.							
					186.0-188.0	351148		879	
					188.0-190.0	351149		178	
190m					190.0-192.0	351150		161	
192.2-193.88	Fine-grained sediment.	5-10% fn-grained biotite.	25% mag, 1-2% py.		192.0-194.0	351151		140	
193.88-194.48	Volcaniclastic.	Propylitic alt. Brown biotitic	10% py, 5% hem, 4% mag, tr cpy.						
		patches with abund py.			194.0-196.0	351152		109	
194.48-211.6	Uniform, grey volcaniclastic.	Ab-act-chl.	25-30% mag (matrix & clasts).						
	20-30% dk grey clasts > 1mm to		3-4% dissem py, minor cpy.		196.0-198.0	351153		26	
	2cm in size.								
					198.0-200.0	351154		221	
		Past 199.2m. Fibrous act in							
200m		matrix and irreg fractures.			200.0-202.0	351155		640	
					202.0-204.0	351156		609	
			General increase in py down hole						
			(5-7%)		204.0-206.0	351157		726	
					206.0-208.0	351158		1290	
					208.0-210.0	351159		962	
210m					210.0-212.0	351160		1020	
211.6-214.1	Dark grey fine-grained sediment.	Ab-scap-act	40% finely dissem mag. 10-15%						
			py (dissem and veins). Loc dissem		212.0-214.0	351161		1365	
			cpy. 213.56-213.7m: + 1% dissem						
			cpy.		214.0-216.0	351162		487	
214.1-222.25	Similar unit.	Ab-scap; green patches	40% finely dissem mag. 5% py.						
		with sec act.	Minor dissem cpy.		216.0-218.0	351163		370	
					218.0-220.0	351164		241	
220m					220.0-222.0	351165		338	
222.25-223.2	Shear zone-breccia with calcite		20% mag. 2-4% py	Fault zone	222.0-224.0	351166		536	
	matrix.								
223.2-227.95	Fractured-broken section with	Propylitic alt.	30-40% mag. 3-4% py to 225.0m.		224.0-226.0	351167		366	
	narrow shear zones. Host		Past 225.0m minor py.						
	coarse volcaniclastic.			↓	226.0-228.0	351168		486	
227.95-233.65	Coarse volcaniclastic.	Patchy green propylitic alt.	30% finely dissem mag. Minor py.	232.8-233.1m:					
				Brecciated, sheared	228.0-230.0	351171		157	
				section.					
230m					230.0-232.0	351172		148	
					232.0-234.0	351173		132	
233.65-238.8	Coarse volcaniclastic with	Strong network of ab +/-	40% mag. 3-4% py in tension	Syn-mineral brittle-					
	whispy foliated texture.	Kspar veinlets. A few act	gashes - fractures. Local minor	ductile type deform-	234.0-236.0	351174		110	
		veinlets.	dissem cpy.	ation.					
					236.0-238.0	351175		174	
238.8-250.7	Fine to coarse-grained	Ab-scap-act alt. Numerous	5-20% mag. 4% dissem py. Minor		238.0-240.0	351176		152	
	volcaniclastic. Texture locally	chloritic fracts - slip planes.	cpy.

05SF-04

5

240m	masked by alteration.	Scattered Kspar veinlets			240.0-242.0		351177	279
		Loc sec Kspar in matrix.						
		240.66-240.96m: 20% white	242.9-244.0m: minor sulphide.		242.0-244.0		351178	296
		scapolite.						
			244.0-250.7m: 1-2% py.		244.0-246.0		351179	52
					246.0-248.0		351180	163
					248.0-250.0		351181	120
250m					250.0-252.0		351182	213
250.7-253.27	Dark grey, coarse volcaniclastic.	Kspar veins and repl bands	40-50% mag. 2% py.	Bedding 40 deg/core.				
		parallel to bedding.			252.0-254.0		351183	79
253.27-256.44	Texture-destructive alteration.	30% sec biotite (imparts brn	Gen minor mag (2-3%). Minor sulph.					
	Local preserved fragmental	tinge). 30% scapolite.	@ 254.8m: 2.5 cm po-mag-cpy		254.0-256.0		351184	679
	texture in top part of section.		vein 70 deg/core.					
256.44-267.26	Dark grey, coarse volcaniclastic.	256.44-259.25m: Ab, 5% sec	256.44-259.25m: 60% mag, 1-2%		256.0-258.0		351185	440
	Clasts up to 7cm in size. 70%	biotite.	py, loc minor cpy (fract-dissem)					
	clasts > 1mm.				258.0-260.0		351186	217
		259.25-260.32m: Biotite in	259.25-260.32m: minor mag - sulph.					
260m		top part of section,			260.0-262.0		351187	149
		260.32-267.26m: Biotite	260.32-2687.26m: 40% mag, 1-2%					
		matrix, local act along fracts,	py, loc minor cpy (dissem).		262.0-264.0		351188	279
		retrograde chl. 10% biotite						
		in matrix and along fracts.			264.0-266.0		351191	105
					266.0-268.0		351192	170
267.26-269.35	Finer-grained volcaniclastic.	Ab, local scap porphyro-	20-30% mag, < 1% py.					
	Most clasts < 4mm in size.	blasts. 268.85-269.36m: sec	269.0-269.2m: dissem cpy.		268.0-270.0		351193	565
		biotite.						
269.35-271.92	Green-grey coarse fragmental.	20% scap, retrograde chl.	5-15% mag, 2% py, minor cpy.		270.0-272.0		351194	352
271.92-280.5	Grey-gn coarse volcaniclastic.	Mix of strong biotite alt	Tr to 2% py. Traces of cpy		272.0-274.0		351195	422
		sections with sections of	throughout. 35% dissem mag.					
		overprinting chloritic alt.			274.0-276.0		351196	398
		25% ab-scap porphyroblasts						
		in matrix.			276.0-278.0		351197	168
					278.0-280.0		351198	206
280m					280.0-282.0		351199	275
280.5-284.3	Same volcaniclastic	Ab-ep-chl alt.	25% mag, minor py.	late-stage fracturing-				
				brecciation assoc	282.0-284.0		351200	49
				w calcite veinlets.				
284.3-287.3	Texture destructive alteration.	Strong ab-Kspar alt with	Mag-destructive alt (2-3%). Late-		284.0-286.0		351201	84
		chl in fractures. Local	stage mag w chl-py in irreg fract					
		dissem scapolite.	sets.		286.0-288.0		351202	229
287.3-292.4	Broken, sheared volcaniclastic.	Remnants of early biotite alt.	15-20% mag, 1% py, tr cpy.	Slickensides.				
	Clasts up to 1cm in size.	70% overprinting later-stage			288.0-290.0		351203	170
		propylitic-type alt.						
290m					290.0-292.0		351204	41
292.4-300.2	Fine- to coarse grained	Early biotite alt largely over-	10-15% mag, 1% py		292.0-294.0		351205	252
	volcaniclastic. Fragmental text	printed by chl-ep alt. Dissem						
	indistinct.	scap-ab. Loc thin Kspar			294.0-296.0		351206	930
		veinlets. Loc fibrous act						
		along fractures.			296.0-298.0		351207	354
			@ 298.4m: 1cm mag-py-cpy vein		298.0-300.0		351208	470
			75 deg/core.					
300.2-302.4	Volcaniclastic	Strong Na-K alt. Kspar repl	5-7% mag, 1-2% py, 1% cpy.		300.0-302.0		351211	2010

05SF-04

6

		& rimming clasts. Some sec							
		biotite assoc with py-cpy.			302.0-304.0	351212		1.21%	
302.4-303.06	Fine volcaniclastic.	Abund matrix biotite. Loc Ksp	15% mag, 1-2% py, 1-2% cpy.						
303.06-303.7	Vein-replacement zone.	Ab-chl-Kspar-chl-ep	10% py, 6% cpy, minor mag.	Lower contact 45 de	304.0-306.0	351213		397	
303.7-308.85	Dark grey-green coarse	Propylitic alt. Chloritic fracts.	20-25% finely dissem mag.						
	volcaniclastic.	Scattered scap crystals.	Minor py-cpy (<1 %).		306.0-308.0	351214		170	
308.85-310.7	Volcaniclastic. Primary textures	Ab-chl-ep with 5-10% sec	10% mag, 3% py. Late-stage		308.0-310.0	351215		1060	
	indistinct.	Kspar in matrix.	calcite-cpy veinlets.						
310m					310.0-312.0	351216		87	
310.7-313.7	Green-grey volcaniclastic.	Fine-grained ab-scap-chl-act.	20% mag, 1-2% py.						
		30% act-chl.			312.0-314.0	351217		24	
		311.8-312.2m: 10% Kspar							
		in matrix and rimming frags.			314.0-316.0	351218		15	
313.7-314.6	Texture destructive alteration.	20% Kspar, 50% act-chl.	Minor sulphide. Minor mag.						
		15-20% ab-scap.			316.0-318.0	351219		168	
314.6-315.2	Subvertical shear zone.		16% mag, minor py.	Slickensides. Fault.					
315.2-317.0	Poor recovery (<20%)	Act-mag	Minor py.	Fault zone.	318.0-320.0	351220		206	
317.0-322.0	Texture destructive alteration.	Ab-scap-Kspar-act-chl-mag	10% mag, 1-2% dissem py, minor						
320m			dissem cpy.						
322.0-325.2	Black-clast volcaniclastic. Clasts	Ab-scap-act-mag.	25% mag, 1-2% py, loc dissem cpy.		322.0-324.0	351221		116	
	up to 3cm.								
					324.0-326.0	351222		416	
325.2-346.3	Coarse volcaniclastic.	Texture-destructive alt.	30% mag, 3% py, loc finely dissem						
		Ghost-like clasts commonly	cpy (< 0.5%)		326.0-328.0	351223		394	
		replaced by ab and rimmed							
		by mag. Alteration assem	@ 328.7m: mag seam with ab		328.0-330.0	351224		286	
		also includes act-chl-ep.	halo 60 deg/core.						
330m		Approx 30% act.			330.0-332.0	351225		315	
					332.0-334.0	351226		314	
					334.0-336.0	351227		252	
					336.0-338.0	351228		557	
		337.75-338.0m: w 5% sec bi.							
					338.0-340.0	351231		601	
340m			340.95-341.15m: thin cpy-py micro-		340.0-342.0	351232		646	
			veinlets 40 deg/core.						
					342.0-344.0	351233		65	
					344.0-346.0	351234		412	
346.3-347.85	Subvertical shear zone; friable.	Chloritic.	30% mag, 3-4% py, minor cpy.	Slickensides.	346.0-348.0	351235		492	
347.85-356.32	Coarse volcaniclastic.	Texture-destructive ab-act-	25-30% mag, 2-3% py, minor cpy.						
		chl-mag alt. Ab replacing and			348.0-350.0	351236		319	
		rimming clasts. At 348.0m							
350m		small seam with tourmaline.			350.0-352.0	351237		97	
					352.0-354.0	351238		231	
					354.0-356.0	351239		211	
356.32-374.0	Coarse volcaniclastic.	Similar alteration as last	25% mag, 1-5% dissem py.		356.0-358.0	351240		1260	
		interval with local appearance	Fairly pervasive dissem cpy but						
		of fine sec biotite in matrix.	quite variable ranging form <0.5%		358.0-360.0	351241		1170	
			to +1%.						
360m			358.16-358.37m: thin cpy-py		360.0-362.0	351242		2480	
			veinlets 45 deg/core

05SF-04

7

					362.0-364.0	351243	2850
			363.5-365.0m: thin cpy veinlets				
			45 deg/core.		364.0-366.0	351244	3060
					366.0-368.0	351245	1575
					368.0-370.0	351246	2450
			@ 369.75m: cpy microveinlet 45				
370m			deg/core.		370.0-372.0	351247	1435
					372.0-374.0	351248	258
374.0-380.97	Same volcaniclastic	Similar alt with later mag-	10-15% mag, 1-2% py, minor		374.0-376.0	351249	175
		destructive Na-Ca overprint.	dissem cpy.				
		Splotchy alt text. Variably			376.0-378.0	351250	470
		pitted (soft white mineral					
		preferentially washed out).			378.0-380.0	351251	181
		5-10% light green actinolite.					
380m					380.0-382.0	351252	292
380.97-382.0	Bleached section.	Strong scap-qtz alt assoc	10-15% mag, 1-2% py.				
		w high angle act vein.			382.0-384.0	351253	164
382.0-385.75	Coarse volcaniclastic.	Partial to complete text-dest	25% mag, 2-3% py-po, minor cpy.				
		alt. Splotchy scap-ab-act alt.			384.0-386.0	351254	34
		Sec Kspar.					
385.75-397.4	Same volcaniclastic	Similar splotchy alt pattern.	35% mag, 3-4% dissem py. Some		386.0-388.0	351255	348
		Early mag-Na alt overprinted	clasts rimmed by fine magnetite.				
		by later Na (ab-scap) alt	Minor cpy.		388.0-390.0	351256	250
		(matrix and rimming clasts)					
390m		5% actinolite. Loc minor sec			390.0-392.0	351257	295
		Kspar.					
					392.0-394.0	351258	340
					394.0-396.0	351261	311
					396.0-398.0	351262	419
397.4-400.37	Same volcaniclastic.	Less intense alteration.	4% dissem py. Traces dissem cpy				
		Primary frag text more	throughout (0.2%).		398.0-400.0	351263	332
		distinct. Similar early mag-					
400m		sulph-ab-act alt with later			400.0-402.0	351264	
		splotchy Na (ab-scap) alt.					
400.37-403.0	Same volcaniclastic.	Similar alt with appearance	15% mag, 2-3% py, 0.3% cpy.		402.0-404.0	351265	
		of sec biotite (15-20%) in					
		matrix and rimming clasts.			404.0-406.0	351266	
403.0-405.0	Texture-destructive alteration.	Fine ab-scap-act-chl-ep.	Minor py, tr cpy.				
405.0-409.65	White fine-grained qtz-rich	leached, albitized.		Poor recovery.	406.0-408.0	351267	
	aplitic intrusive.						
					408.0-410.0	351268	
409.65-419.4	Similar white to pale grey	Sec ab. Chloritic fractures.	5-7% dissem hydrothermal mag.	Strongly fracture,			
410m	intrusive. 30-40% qtz, 40-60%		Minor py.	broken.	410.0-412.0	351269	
	albite. Small, subhedral albite						
	phenos.				412.0-414.0	351270	
					414.0-416.0	351271	
					416.0-418.0	351272	
					418.0-420.0	351273	
419.4-420.01	Green volcaniclastic? Poor recov	Ab-chl-mag	15-20% mag, 4% py, minor cpy.				
420m							
420.01	End of Hole.

05SF-08

1

CARDERO RESOURCE CORP	DRILL LOG	Hole No.: 05SF-08	East: 668506E
1901-1177 W. Hastings St., Vancouver, B.C.	San Fernando Project	Datum: NAD 27	North: 3311193N
PROJECT: San Fernando Anglo JV		DIP: -90 AZ:	Depth: 438.0 m
LOCATION: Baja California, Mexico	Diamond drill Hole (NQ) — Date: Nov 08/05 to Nov 12/05	Page 1 of 7	Logged by: G. Belik

DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample #	Fe (%)	Cu ppm	Au (ppb)	
0 – 3.0	Set Casing, no recovery									
3.0-6.7	Suboutcrop. Fractured, broken	Partial surface oxidation.								
	rock mixed with clay. Rock	Remnants of biotite alt								
	unit partly oxidized grey	preserved.								
	volcaniclastic.									
6.7-21.0	Coarse volcaniclastic with	Pervasive biotite alteration	10% mag, minor py. Tr cpy.							
	angular to rounded clasts up to	with local retrograde alt to chl.	@8.0m: mag-tour vein 00 deg/							
	3 cm in size. Partial replacement	Progressive increase in bi.	core.							10m
	of clasts by mag.	Past 11.2m: biotite content								
		increases to 10-30%.	Past 17.0m: minor dissem cpy.							
		13.6-14.5m: up to 8% black								
		tourmaline in matrix & fracts.								
		18.0-21.0m: fine tourmaline								
		in matrix and clasts.								
21.0-26.0	Uniform coarse volcaniclastic	Biotization of matrix and	10-15% mag, Tr to 1% py, Tr to							
	with a brown biotitic matrix.	clasts. Loc chl	1% dissem cpy (av<0.2%). Clasts							
		@23.25m: steep tour-mag	with mag cores rimmed by ab							20m
		vein	@24.2m: cpy-Kspar-Ab veinlet.							
		@24.8m: thin act-scap veins								
		24.0-26.0m: Local ab alt								
		overprinting earlier bi alt								
		(small spots and fract halos)								
26.0-35.0	Same coarse volcaniclastic.	Generally minor bi. Strong	Minor py. 10-15% mag.							
	Lighter colored matrix due to	Na (ab) alt. Spotty sec Kspar.	Local act-scap-mag veins.							
	stronger Na alt +/- Kspar.	10% chl-ep. Local act.								
		33.5-35.0m: 5% biotite.								30m
35.0-39.5	Same coarse volcaniclastic.	Biotite matrix (30% bi). Clasts	10-15% mag, minor py, patches		35.00-37.00	351397				
		replaced by mag and rimmed	w finely dissem cpy (0.5%).		37.00-39.00	351398				
		by ab.	Scattered act, scap-tour veins.							
39.5-43.8	Finer grained volcaniclastic.	Stronger Na (ab) alt with	Steep mag-sulphide-tour veins.							
		spotty sec Kspar. Dissem	1% py, 0.5-1% cpy.		39.00-41.00	351401				
		tourmaline.	@43.0m: thin flat-lying cpy		41.50-43.00	351402				
			veinlets.		43.00-43.80	351403				
43.6-44.3	Contact breccia zone.		Mag-tour-cpy-py in matrix and		43.80-44.30	351404				40m
			veins.							
44.0-60.45	"Ocotal" porphyry dyke.	Top part, Chl +/- act alt.	44.0-48.0m: Numerous mag-tour-		44.30-45.50	351405				
	Andesite comp. 30% plag	58.0-60.45m: strong biotite	cpy-py veins (stockwork) in							
	phenos up to 6mm in size in a	alteration cut by tour-mag-	upper part and lesser mag-tour							
	fine-grained matrix.	sulphide veins with ab halos.	+/- py-cpy veins in lower part.							
			48.0-54.0m: Scattered thin mag-							
			tour-scap +/- py veins.							
		53.4-58.0m: Patchy biotite	54.0-54.8m: 1.0% cpy as dissem		54.00-54.80	351406				
			& in steep veins w tour-mag-py.							
			54.8-55.7m: tour(40%)-mag-cpy-	Lower contact 40	54.80-55.70	351407				
			py vein-breccia zone. Abund cpy	deg/core	55.70-57.50	351408				
		58.0-60.45m: strong biotite	55.7-59.5m: Tourmaline-mag veins.		57.50-59.50	351409				
		alteration cut by tour-mag-	2-3% cpy (fracts, veins, dissem)		59.50-61.00	351410				
		sulphide veins with ab halos.	59.5-60.45m Minor sulphide.							

Sulphides			Alteration						
Mag	Py	Cpy	Na	K	Bi	Act	Cl	Ep	T

05SF-08

2

59.45-61.0	Sheared dyke-volcaniclastic		Minor sulphide.						
	contact.								
61.0-63.7	Grey-green coarse volcaniclastic		Numerous thin mag-tourmaline	Fractured, sheared.	61.00-63.00	351411		716	
			veins. Loc dissem py-cpy						
63.7-71.7	Coarse volcaniclastic.	Weak to strong Kspar-ab-act	Mag-destructive, low sulphide	Strongly fractured.					
		alteration.	phase.						
71.7-74.0	Coarse volcaniclastic.	Ab-chl-act; some sec Kspar	Most clasts replaced by mag.						
			Dissem mag in matrix. 2% py.						
			0.5% dissem cpy.						
74.0-76.0	Coarse volcaniclastic.	Mod to strong Na(ab)-Kspar	Minor sulphide.						
		alt. Loc act-chl. Bleached-							
		(ab-Kspar alt) clasts.							
76.0-85.75	Late phase texture-destructive	Strong Kspar-ab replacement.	Mag-destructive, low sulphide						
	Na-K alt.	Chl in small spots and along	phase.						
		fracts. Locally punky-porous							
		texture.							
85.75-99.9	Coarse volcaniclastic. Clasts up	Ab-scap-chl-act.	10-20% mag. Local dissem py-cpy		86.00-88.00	351412		571	
	to 1.5 cm in size. Grey green				88.00-89.90	351413		376	
	matrix.	89.9-91.2m: with sec biotite	89.9-91.2m: dissem py-cpy.		89.90-91.20	351414		1475	
					91.20-93.60	351415		79	
99.9-105.0	Fairly pervasive text-destructive	10-40% act, 20-60% Kspar,	Mag-destructive, low sulphide						
	Act-K alt. Local sinuous banding	ab, loc chl-ep.	phase.						
	at high angle to c.a. Remnants								
	of original volcaniclastic text								
	locally preserved. Possible								
	ductile-type deformation zone.								
105.0-106.2	Fault gouge								
106.2-111.0	Fine- to coarse-grained volcani-	Ab-act-chl. Loc sec Kspar.	Minor sulphide						
	clastic. Upper sheared contact.								
111.0-111.8	Texture-destructive alteration.	Coarsely banded act-scap-							
		ab at dyke contact.							
111.8-114.0	Ocoite porphyry	Abundant biotite in matrix &							
		rimming-replacing plag							
		phenos.							
114.0-115.5	Fine- to coarse-grained volcani-	Chl-scap-act. Minor Kspar			114.00-116.00	351418		36	
	clastic.								
115.5-126.0	Dark grey coarse volcaniclastic.	Biotite-rich matrix. Patchy	10-15% mag. 0.5-3% finely dissem		116.00-118.00	351419		2140	
	Angular to rounded clasts up to	ab rimming and replacing	cpy-py (3:1). Most sulphide assoc		118.00-120.00	351420		1655	
	3 cm in size.	clasts.	with ab phase and 2nd generation		120.00-122.00	351421		2050	
		Tourmaline noted at 125.0m	mag min.		122.00-124.00	351422		1496	
126.0-130.5	Same unit	Lighter more Na(ab) matrix.	15% dissem mag, 1.5% dissem		124.00-126.00	351423		899	
		Na-act alt. Local small clots	cpy-py.		126.00-128.00	351424		1638	
		of tourmaline.			128.00-130.00	351425		1625	
130.5-134.0	Same unit	Biotite matrix. Ab in spots	Minor py, 0.5-1% cpy assoc w		130.00-132.00	351426		2230	
		and small patches (coeval	ab phase.		132.00-134.00	351427		1615	
		w bi). Tourmaline.							
134.0-138.0	Same unit	Lighter more Na(ab) matrix	15-20% mag. Minor py.		134.00-136.00	351428		678	
		No biotite. Loc act.			136.00-138.00	351429		32	
138.0-141.2	Same unit	Biotite-ab. 2% tour.	Minor py. 0.5% dissem cpy.		138.00-140.00	351430		1255

05SF-08

3

					140.00-141.00	351431		1720	
141.2-146.8	Same unit. Clasts indistinct due	Sec Kspar in matrix and irreg	Mag-destructive, low sulphide						
	to strong K-Na alt	vein-like replacement zone.	phase.						
		Strong ab-scap alt. Local							
		tourmaline.							
146.8-150.8	Coarse volcaniclastic.	Biotite matrix.	Dark clasts partly replaced by						
			fine mag, 2% py, 0.5% dissem cpy						
			@150.0m: adl-scap lens 40 deg						
			to c.a.						
150.8-180.5	Same unit.	Gen strong text-destructive	Mag-destructive, low sulphide						
		Kspar-Na alt with intervals of	phases.						
		less intense alt. Clasts gen							
		indistinct. Where evident							
		replaced by Kspar-ab. Local	170.8-172.8m: remnant biotite alt						
		remnants of earlier bi alt.	with 4% py, 2-3% cpy.						
180.5-185.2	Same unit. Clasts up to 4 cm	Ab-biotite-chl +/- Kspar.	Dark clasts with fine mag, 3-5%						
	in size.		py, 0.2-1% dissem cpy.						
185.0-188.7	Same unit.	Replacement of clasts by	Minor mag-sulphide.						
		ab-Kspar. Ab-chl-act +/-							
		Kspar matrix.							
188.7-212.0	Uniform, coarse, grey volcani-	Patchy fine biotite throughout	20-25% fine mag in matrix and						
	clastic. Clasts up to 3 cm in size.	section. Loc chl-ep-act.	replacing clasts. 2-5% dissem						
			py throughout. Local minor		207.00-208.50	351432		750	
			dissem cpy.		208.50-210.00	351435		1460	
					210.00-212.00	351436		458	
212.0-218.0	Same unit. 30% dark grey mag-	Ab-chl-act, minor biotite.	4-5% py, local dissem cpy.		212.00-214.00	351437		384	
	rich clasts.	Small clots and thin seams w			214.00-216.00	351438		606	
		loosely bonded cal-act-ep.			216.00-218.50	351439		2110	
218.0-226.0	Grey-green coarse volcaniclastic	Ab-act-chl. Sec ab in matrix	Magnetite, minor dissem py-cpy.	220.5-221.4m: high-	218.50-220.00	351440		96	
	5-=20% grey mag-rich clasts.	and rimming clasts. Loc	A few tension fractures with cpy.	angle shear zone.	220.00-222.50	351441		88	
		Kspar veinlets.			222.50-224.50	351442		1275	
		221.8-223.0m: minor sec bi.			224.50-226.00	351443		356	
226.0-234.3	Pitted, coarse volcaniclastic. 40%	Ab-chl-ep-act. Loose fibrous	3% py; very finely dissem cpy		226.00-227.00	351444		3710	
	light to dark grey clasts.	act & calcite in matrix.	(0.2-0.5%) within coarser py		227.00-229.00	351445		946	
		Past 228.75m: 5% sec bi.	clusters.		229.00-231.00	351446		714	
					231.00-233.00	351447		645	
234.3-246.0	Uniform, competent, coarse, grey	Ab-bi(5-10%)-chl-ep.	2-3% coarse, dissem py loc mixed		233.00-235.00	351448		584	
	volcaniclastic. Loc minor pitting.		with fine cpy (<0.5%)		235.00-237.00	351449		523	
					237.00-239.00	351450		547	
					239.00-241.00	351451		441	
					241.00-243.00	351453		517	
					243.00-245.00	351454		563	
246.0-288.3	Similar to last interval; darker	Ab-bi(5-6%)-chl-ep. Loc act,	30% fine-grained mag (matrix &		245.00-247.00	351452		449	
	grey, more mag in matrix.	(bi in irreg thin sinuous seams	clasts). 1-3% py. Generally minor		247.00-249.00	351457		312	
		and fracts.	cpy.		249.00-251.00	351458		340	
			@251.7m: cpy fract 30 deg to c.a.		251.00-253.00	351459		262	
		@254.3m: tour-qtz vein.			253.00-255.00	351460		2060	
					255.00-257.00	351461		359	
					257.00-259.00	351462		358	
					259.00-261.00	351463		389	
					261.00-263.00	351464		316	
			@263.0m: cpy fract 30 deg to c.a.		263.00-265.00	351465		220	
					265.00-267.00	351466		313	
		269.5-274.5m: minor biotite.			267.00-269.00	351467		278	
			269.0-271.5m: A few fractures		269.00-270.00	351468		1530	
			with cpy.		270.00-272.00	351469		682

05SF-08

4

					272.00-274.50	351470		569	
			274.5-275.1m: 2% dissem cpy.	↑	274.50-275.10	351471		5180	
			275.2-276.5m: a few mag-tour-cpy veinlets.		275.10-276.80	351472		359	
					276.80-278.00	351473		3260	
			276.9-279.5m: 1-2% cpy (dissem & scattered tension fracts)		278.00-279.50	351476		3810	
					279.50-282.20	351477		579	
			282.2-282.8m: dissem cpy.		282.20-284.40	351478		3860	
			283.55-284.4m: dissem cpy.		284.40-286.30	351479		865	
286.3-297.0	Coarse volcaniclastic.	Mod to strong biotite alt.	Abund dissem mag. 2-3% py.		286.30-288.00	351480		4530	
		Biotite occurs in matrix and	Cpy as fine dissem and along thin	33.75m @	288.00-290.00	351481		3170	
		along thin sinuous fracts with	low-angle tension fractures.	0.30% Cu	290.00-292.00	351482		4100	
		py & cpy.	Local tour-cpy, mag-act-tour &		292.00-294.00	351483		4590	
			tour-qtz-mag-cpy-py veins.		294.00-296.00	351484		4770	
					296.00-297.00	351485		5430	
297.0-337.7	Same coarse volcaniclastic.	Pervasive, strong biotite alt.	Abundant dissem mag. 2-3% py.						
		Local act-chl.	297.0-302m: 0.5% dissem cpy.		297.00-299.50	351486		1615	
					299.50-302.00	351487		833	
			302.0-308.25m: Strong biotite alt		302.00-304.00	351488		3900	
			with fract & dissem cpy min		304.00-306.00	351489		2120	
			assoc with mag & tourmaline.	↓	306.00-308.25	351490		5330	
			308.25-332.2m: 1.0% dissem		308.25-310.00	351491		1060	
			cpy. Local tension fracts with		310.00-312.00	351492		855	
			cpy.		312.00-314.00	351493		529	
					314.00-316.00	351494		467	
			@317.4m: Tour-mag-py-cpy		316.00-318.00	351495		804	
			veinlet.		318.00-320.37	351496		1375	
			320.37-322.7m: finely dissem cpy		320.37-322.70	351497		1540	
			@322.5m: Tour-mag-py vein.		322.70-323.75	351498		238	
					323.75-326.00	351499		695	
					326.00-328.00	351500		475	
					328.00-330.00	351503		1650	
					330.00-332.20	351504		708	
			332.2-337.7m: Numerous thin cpy		332.20-334.00	351505		5370	
			& mag-cpy-tour veinlets.		334.00-336.00	351506		1035	
					336.00-337.70	351507		4080	
337.70-339.5	Late phase texture-destructive	Intense Ab-Kspar alt.	Mag-destructive, low sulphide		337.70-340.50	351508		45	
	Na-K alt.		phase.						
339.5-340.5	Coarse volcaniclastic.	Ab-chl.	30% black, mag-rich clasts. Minor						
340.5-347.0	Same unit.	Biotitic matrix, minor chl.	Magnetite. 1-3% py. 0.5% dissem		340.50-343.00	351509		1630	
			cpy.		343.00-345.00	351510		529	
					345.00-347.00	351511		458	
347.0-354.8	Strong Na-K, texture-destructive	Bleached interval. Strong	Mag-destructive, low sulphide						
	alteration. Partial preservation of	ab-qtz-chl-Kspar alt.	phase.						
	clasts at margins.	Spongy porous texture.							
		Aggregates of loosely-							
		bonded scap crystals.							
354.8-383.7	Coarse volcaniclastic. Variety of	Matrix mixture of fine-grained	Magnetite. 1-3% dissem py. Tr cpy.						
	clasts up to 6cm in size. Partial	mag-chl-act-ep-ab. Loc							
	replacement of most clast by	small patches with fine-gr							
	fine magnetite.	sec biotite.							
		@361.0m: Kspar-act veinlet.							
		365.2-369.5m: pervasive bi							
		alt of matrix and clasts.							
		375.0-383.7m: mod to strong							
		biotite alt. Minor cpy.

05SF-08

5

383.7-392.8	Grey-brown fine-grained	Fine secondary biotite	Scattered grains, blebs and thin	Sharp upper					
	andesitic volcanic. Scattered	throughout matrix and along	seams of py-cpy but overall low	contact 60 deg to					
	small plag phenos. A few narrow	thin sinuous seams and	sulphide content.	c.a. Lower contact					
	volcaniclastic sedimentary	fractures. Local crackle-	@ 386.4m & 388.0m: Tour-mag-	10 deg to c.a.					
	interbeds.	breccias with biotite matrix.	act-mag veins.						
392.8-438.0	Dark grey-brown andesite	Patches of brown biotite alt	Secondary mag. Py-cpy present						
	feldspar porphyry 50% small	with and without py-cpy,	in fracts and veins but overall						
	plag phenos within a fine-gr	related to fracturing and	content low.		406.00-408.00	351512		270	
	groundmass.	localized brecciation.			408.00-410.00	351513		406	
		2-4% act with py +/- cpy in	@ 410.7m: 35cm banded tour-		410.00-412.00	351514		2250	
		veinlets, fractures and	mag-chl-ab-qtz-scap-cpy-py vein		412.00-414.00	351515		5330	
		breccia matrix.	30 deg to c.a.		414.00-416.00	351516		1605	
					423.00-425.00	351517		476	
					425.00-427.00	351518		1115	
					427.00-429.00	351519		1245	
					429.00-431.00	351520		311	
438	End of Hole

PAMPA DE PONGO PROJECT

PROJECT:	San Fernando	DRILL LOG		HOLE No.: 05-SF-038	NORTHING: 3310601
LOCATION:	Baja Norte			DIP: -75	EASTING: 570500
		DATE:	LOGGED BY: MDC	AZ: 360	ELEVATION: 484

DEPTH (m)	LITHOLOGY	ALTERATION	MINERALOGY
0 - 38.7	**Overburden - water borne gravels & fine sands**		
38.7 - 51.5	**?FLOW? Fine grained Unit.**	Pervasive Na alt - act (grn colour) - alb - ?silica x-cut & partially replaced by mgt - py. Est. 40wt% mgt.	
51.5 - 93.5	**?Shear Zone?** - Stretched & elongated magt clasts (boudined) with diffuse bdies.	Silicified zone - deformed mgt clasts x-cut by incipient act - qtz - py. Py c. 3wt%, occ tr Cpy. Broken ground - poor recoveries thru zone.	
93.5 - 104.85	**Flow**	Semi-massive to massive mgt zone. Flow x-cut by thick mgt - act veins. Est. 60wt% mgt.	Py common c. 3-5wt%.
104.85 - 174	Flow	Pervasive mgt - alb alt of flow unit (salt & pepper txt), x-cut by mgt - act (+/- py - tr cpy) veins & veinlets variable but typically at 45deg to LCA eg 136 - 138.35; 169.47 - 172.3 (cf East San Fernando). Late scap & epi common	As above
174 - 201.5	Flow	Weak - K-spar OP (flooding).	
201.5 - 206.5	**Feldspar Porphyry Dike**	Alt FP Dike x-cut & partially replaced (corrosive) mgt-act-scap-?K-par-sulphide zones	
206.5 - 266.4	Flow	Complex alt sequence: 1.) Mgt-SiO2 2.) Mgt - Act - scap - Py - Qtz 3.) Py (tr Cpy) - Qtz - AFF -+ / - Tour 4.) K-spar veins 5.) Epi -cal veins. Mgt c. +4-wt% thru interval. Tourmaline assoc with later veins & as disseminations ?2 types - rosettes & stubby. Zone K-sapr veins (high & low ang to LCA from 236 - 249m. ?Ponding underneath dike - ?Flow unit??	Py - 1 -3wt%. NB in gnl no sufficient sulphide present to account for IP anomaly (?even with mgt input?)
266.4 - 297	**Volcanoclastic.** Bedding 281.1 at 30deg, 294m @ 35deg	Subtle silica OP of volcanoclastic unit x- cut by cm to mm wide Act - mgt - K-spar - epi veinlets. Zone inc. silicified from 290 to 297.5m (mgt destructive)	Tr. Diss Cpy from c. 280 - 289.6m est. 0.1% Cu
297 - 317.3	**?Flow Unit? / Intrusive?**	Pervasive silicification of fine crytaline protolith -txt destructive (?Flow and/or Dike). Mgt < 10wt%, occ thin, diffuse sulphide veinlets scattered thru-out. From 304.75 - 305.8 a series of low ang (5deg to LCA) Qtz - epi - K-spar veinlets; also from 309.5 - 313 a series of sub-horz K-spar veins (70deg to LCA) +/- tr cpy.	
317.3 - 321.2	**Feldspar Porphyry (?Sill?)**	Feldspar porphyry with K-spar - Si OP x-cut by mgt - act - scap- py - cpy veinlets at high ang to LCA.	X-cutting mgt - py - cpy veinlets - high ang to LCA from 319 - 319.53m

PAMPA DE PONGO PROJECT

321.2 - 380 ECH	**Volcanoclastic.**	Pervasive Na alteration - minor late K-spar only. Paragenesis: 1.) Mgt Clasts 2.) Act +/- Cl flooding of matrix - partial disoln of 1.). 3.) Mgt flooding & corrosion of 2.). 4.) Mgt - Act Veins +/- tr sulphide at 40 - 50deg to LCA. 5.) Low ang (5-10 deg to LCA) Sulphide -Cpy - cal - epi +/- K-spar veins.	Sulphide content low - c. 2wt% Py - doesn't explain IP response. NB: 344.4 - 346.45 Late K-spar followed by epi DP. 346.45 Mo - K-spar-Epi, also Tr Cpy - K-spar from 351.8 - 354.3m

PAMPA DE PONGO PROJECT

PROJECT: San Fernando	DRILL LOG		HOLE No.: 05-SF-05	NORTHING: 3311001
LOCATION: Baja Norte			DIP: -45	EASTING: 668532
	DATE: 21/10/05	LOGGED BY: MDC	AZ: 360	ELEVATION: 479

DEPTH (m)	LITHOLOGY	ALTERATION	MINERALOGY
0-27.1	Overburden		
27.1 - 39.9	Volcanoclastic	Pervasive K-spar flooding and cross-cutting veins & veinlets	K-spar - Act - Cl - Scap. Fine diss Py. Mgt oxidised to 38.6m
39.9 - 54.7	Volcanoclastic	Mottled albitization - ?preferentially seeding on mgt (selective replacement) clasts. Distinctive orbicular bxt. OP by later K-spar -Cal veins & txt destructive event from 44.2 to 51.8m. Semi-mass Act zone from 51.8 - 54.7m	Py - Cpy assoc with late K assembladge.
54.7 - 104.45	Volcanoclastic	Mod to higly alt host. Complex - 1.) Mgt clasts in mgt-act matrix (+/- py - scap) - 2.) albitization - 3.) act - scap veins & latest py veins & veinlets steep to SV ang to LCA 4.) Mgt veins 5.) late K-spar. NB. Bt ?from 60m certainly fine felty habit from 98m. Semi-mass Mgt - Act - Scap zone from 86.5 - 93.25m. Interval est. 15-20wt% mgt - 5-7wt% Py.	Late steep to SV Py veinlets. Strong diss Py - verging to SM from 71.7 - 73.6m. Diss Py +/- Cpy from 97m.
104.45 - 124.55	Volcanoclastic	Moderate pervasive biotitization (+mgt & fine AFF ?K-spar??).	Cpy zone - ff & diss between 104.45 - 111.75; 115. - 116.45 (assoc late mgt - tour vein(s)) & 118.85 - 124.55m. Mins 1Y steep, mm veinlets - Cpy:Py high 1:1 or cpy only. Visual est. 1wt% Cpy c. ?0.2 - 0.3% Cu.
124.55 - 160.65	Volcanoclastic. ??Fz at 155.1 to 155.5m - late Qtz - K spar after scap - Act	Early Na (alb) OP by moderate to weak Bt. Mgt clasts ubiquitous	Diss & ff py prevalent - c. +5wt%. Occ. Tr cpy as diss & ff - eg. 139.6m. ??Fz at 155.1 to 155.5m?
160.55 - 166.45	?FZ?	Zone multi-phase Qtz-K-spar-Scap +/- Act vein stwk. Bottom zone ?foliated? 5-10deg to LCA. NB mgt & sulphide destructive.	Mgt - Sulphide destructuve
166.45 - 173.75	Volcanoclastic	Siliceous (K-spar) OP - fine grn min in matrix (?Act) & cut by late Act veins.	Mgt - Sulphide destructuve
173.75 - 217.3	Volcanoclastic. Bedding 190.4 at 40-45 deg to LCA (ie rel flat - low angle).	Moderate pervasive biotitization (+mgt & fine AFF ?K-spar??). Mgt clasts in dk bwn Bt - AFF (?K-spar) matrix x-cut by Qtz - Py - Cpy veinlets	Diss & ff py +/ tr Cpy. Sulphides c. 3-5 wt%. Mgt variable ranges from 20 - 40wt%.
217.3 - 219.7	Brittle FZ / Crackle Bx	Complex - multi gen veins & crackle bx. 1.) Scap - Py 2.) Qtz 3.) Qtz - K-spar.	
219.7 - 238	Volcanoclastic. ?Flt at 237.4 - qtz & minor gouge.	Moderate pervasive biotitization (+mgt & fine AFF ?K-spar??). Mgt clasts in dk bwn Bt - AFF (?K-spar)	Occ SV Cpy veinlets from 231.2 - 236.45. Diss Py +/- tr cpy thru-out. Est. 3-5wt% sulphide.
238 - 264.65	Volcanclastic.	As above	Wk Cpy mins - diss & ff. Est. visual - 0.1 to 2% Cu.

PAMPA DE PONGO PROJECT

254.65 - 281	Volcanoclastic	As above	Cpy zone. Bt matrix x-cut by rel dense en-echelon to anastomosing Cpy veinlets c. sub-parallel to LCA although orientations variable. Minor diss 'star-bursts. Est. visual 3-6wt% Cpy - c. 1-2% Cu. SM - massive mgt - scap - K-spar zone (?replacement) from 274.55 - 277.95m Py poor - ?zoned?
281 - 295.85	Volcanoclastic. Bedding 290.2m sediment dips c. 35 deg.	Etched zone. Distinctive vuggy appearance - after Cal - epi OP. Sulphides still present however alt.	
295.85 - 321.45	Volcanoclastic	Part replaced mgt clasts - in Bt - mgt matrix.	Weak diss cpy mins from c. 305 - 320m est. 1% Cpy - c. 0.2-0.3% Cu. Py 3-5Wt%.
21.45 - 343.5 EO	FLOW	Pervasive Mgt replacement of intermediate - andesitic flow unit. Vesicles contain Py & Cpy with Bt fills. Still in system but tight.	Weak Cpy - poor host. Est. sulphides 1-2wt%.

05SF-06 1

CARDERO RESOURCE CORP
1901-1177 W. Hastings St., Vancouver, B.C.
PROJECT: San Fernando Anglo JV
LOCATION: Baja California, Mexico

DRILL LOG
San Fernando Project

Diamond drill Hole (NQ) | Date: Oct 28/05 to Nov 03/05

Hole No.: 05SF-6 | East: 670024E
Datum: NAD 27 | North: 3310739N
DIP: -90 AZ: | Depth: 392.28 m
Page 1 of 10 | Logged by: G. Belik

DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample	Fe (%)	Cu	As (ppb)
0 - 3.66	Set Casing; no recovery.							ppm	
3.66-22.5	Grey volcaniclastic. Generally fractured, broken, oxidized. Poor recovery.	Surface oxidation.	Limonite.						
10m									
20m									
22.5-41.0	Grey volcaniclastic. Angular to rounded gray (w fine mag) clasts up to 1.5cm in size.	Ab-act-chl alt.	Dissem mag, minor py, trace cpy. Locally oxidized.	Generally well-fractured, broken.					
30m									
40m									
41.0-87.6	Similar volcaniclastic unit. Light to medium gray color. Generally coarse facies with finer (sandy) interbeds.	Pervasive Ab-scap-mag-chl. Local remnants of earlier biotite phase.	Dissem sec mag and partial repl of clasts by mag. Generally minor py and occasional traces of cpy.						
		Post 47.9m: Fairly pervasive remnant secondary biotite averaging about 5%.	47.9-75.35m: 1-2% py Loc dissem cpy (0.1-0.5%)	46.6m: well-developed bedding 30 deg/core.					
50m			50.0-54.5m: several thin, irregular, high-angle py veins.	50.7m: bedding 20 deg/core.					

Sulphides: Mag | Py | Cpy
Alteration: Na | K | Bi | Act | Cl | Ep | T

05SF-06

2

60m									
					68.00-70.00	684074		647	
70m					70.00-71.9	684075		437	
					71.90-73.50	684076		1355	
					73.50-75.50	684077		658	
			75.35-87.6m: modest increase in dissem cpy (0.3-0.7%)		75.50-77.50	684078		1850	
					77.50-79.0	684079		911	
					79.00-80.50	684080		1046	
80m					80.50-81.90	684081		1505	
					81.90-83.25	684082		668	
					83.25-85.00	684083		767	
					85.00-86.50	684084		768	
					86.5.0-87.90	684085		1025	
87.6-94.3	Manto	Generally text-destructive, intense act-mag-ab-Kspar replacement. Skarn like.	Abundant mag. Local fair cpy mineralization (1-2%). 5% pyrite. Py-tourmaline veins.						
					87.90-89.50	684086		2050	
					89.50-91.50	684087		2900	
90m									
					91.50-92.90	684088		1410	
					92.90-94.20	684089		1715	
94.3-107.2	Similar coarse volcaniclastic as overlying unit.	Ab-scap-mag-chl-biotite (5-10%). Loc act.	94.3-96.0m: Abund dissem mag. 3-4% py. Finely dissem cpy (0.2 to locally 1.0%).		94.2-96.0	684091		632	
					96.0-98.0	684092		718	
			96.0-107.2m: minor dissem cpy.						
100m									
107.2-113.4	Vein-replacement zone.		60-70% py-act-tourmaline-ab vein-replacement mineralization. Loc cpy veins 45 to 80 deg/core.						
110m									
113.4-121.0	Grey coarse volcaniclastic.	Ab-biotite-act +/- Kspar.	Mag, 2% dissem py, minor cpy.						
					117.0-119.0	684093		1650

05SF-06

3

		118.4-118.6m: Kspar-act-py-							
		ab +/- cpy vein 45 deg/core.			119.0-120.95	684094		290	
120m									
121.0-122.3	Manto	Mag-act-chl-sulphide replace-	Central zone of magnetite breccia		120.95-122.4	684095		1.65%	
		ment zone.	cemented by cpy-tourmaline-py.		122.4-124.0	684097		631	
122.3-125.5	Same volcaniclastic.		Mag-act-tour-py-cpy veins 45 deg/						
			core.		124.0-125.8	684098		5950	
125.5-131.2	Same volcaniclastic. Grey clasts	Ab-scap-mag-biotite +/- act-	Magnetite. 3-4% dissem py. Minor		125.8-127.55	684099		419	
	partly replaced by fine magnetite.	chl.	cpy.						
			126.6-127.8m: coarse act-mag-py-		127.55-129.5	684100		730	
			cpy vein 60 deg/core.						
			128.0-129.7m: bedding parallel,	Syn-mineral breccia.	129.5-131.5	684101		458	
130m			coarse act-mag +/- py-cpy replace-						
			ment band.		131.5-133.5	684102		88	
131.2-143.4	Light grey coarse volcaniclastic.	Ab-mag-biotite (2-7%)-act alt.	Dissem mag. 5-6% dissem py.						
	Leached "aerobar" texture.		Minor cpy.						
140m									
143.4-179.4	Grey-brown-green coarse	Early biotite alteration with	Magnetite, 3-5% py, minor cpy.						
	volcaniclastic with sandy	local overprinting light green							
	intervals.	act-chl alt in patches and							
		seams.							
150m				150.5m: bedding					
				25 deg/core.					
		158.7-179.4m: Stronger	158.7-179.4m: More magnetite.		158.7-160.5	684148		754	
		biotite alteration (20% bi)	4-5% dissem py, 0.2-0.5% dissem						
160m			cpy.		160.5-162.5	684103		2090	
					162.5-164.1	684104		1120	
					164.1-165.4	684105		1230	
					165.4-166.7	684106		1100	
					166.7-168.5	684107		857	
					168.5-170.0	684108		497	
170m

05SF-06

4

179.4-197.2	Manto	Intense texture-destructive	179.4-183.75m: semi-massive to		179.4-181.4	684149		537	
180m		replacement.	massive act-mag with Kspar-py-						
			tour-scap +/- cpy veins.		181.4-183.75	684151		1280	
			183.75-186.0m: massive mag-act		183.75-186.0	684152		6330	
			replacement min with 2-3% cpy.						
			186.0-194.4m: semi-massive mag-		186.0-188.0	684153		5670	
			act crackled with act-mag-tour-						
			sulphide veins.		188.0-190.0	684154		1570	
190m					190.0-192.0	684155		1025	
					192.0-194.16	684157		1960	
			194.4-196.3m: Massive mag-act		194.16-196.4	684158		521	
			replacement min. Minor sulphide.						
			196.3-197.2m: semi-massive mag-		196.4-197.2	684159		431	
			act.						
197.2-242.0	Grey-brown, coarse	Strong biotite alt with chl-act	Magnetite, 1-2% py, tr cpy.	Bedding 20 deg/core.					
	volcaniclastic.	overprint. Local white scap.							
200m									
	Grey-brown, coarse	Strong biotite alt with chl-act	Magnetite, 1-2% py, loc minor cpy.						
	volcaniclastic.	overprint. Local white scap.							
210m									
					217.0-219.0	684109		323	
					219.0-221.0	684111		852	
220m									
					221.0-222.5	684112		901	
					222.5-224.9	684113		561	
					224.9-226.5	684114		129	
230m

05SF-06

5

240m									
242.0-254.5	Fine- to medium-grained sandstone, pebbly sandstone	Mainly chl-act alt. Local remnant biotite.	Magnetite, 1-2% dissem py.						
250m									
254.5-287.0	Grey-brown, coarse volcaniclastic.	Strong biotite alt with chl-act overprint.	Magnetite, 2-3% py, minor cpy.						
					258.0-259.8	684115		732	
260m					259.8-261.5	684117		611	
					261.5-263.5	684118		442	
					263.5-265.5	684119		372	
					265.5-267.5	684120		1306	
					267.5-269.5	684121		924	
270m					269.5-271.5	684122		888	
			272.0-287.0m: 3% py, 0.2-0.5% dissem cpy.		271.5-273.5	684123		890	
			277.7m: 4cm act vein 30 deg/core						
280m									
287.0-300.8	Same volcaniclastic; darker color (more mag-act)	Biotite alt with chl-act overprint.	Magnetite, 2-3%py, minor cpy.						
290m									
300m

05SF-06

6

300.8-307.0	White to pale grey feldspar-	Ab	Fine acicular magnetite needles						
	porphyry dyke. Finely crystalline		(pseudomorphs of tourmaline?)						
	feldspar-quartz groundmass.								
307.0-345.4	Coarse volcaniclastic.	Variable Bi-act-chl-ab-mag	Magnetite, 2-3% py, minor cpy.						
		alteration mix. Biotite starts							
		past 310.3m.							
310m									
320m					320.0-322.0	684124		158	
					322.0-323.4	684125		275	
			323.7-323.95m: Act-mag-py-tour-		323.4-324.1	684126		8120	
			cpy replacement band. Laminated		324.1-326.0	684127		697	
			appearance (45 deg/core)						
				Strongly fractured	326.0-328.0	684128		236	
		Past 327.3m minor biotite.		with sheared					
				intervals.					
330m									
					339.5-341.5	684129		217	
340m									
					341.5343.5	684131		599	
					343.5-345.35	684132		131	
345.4-361.15	Manto	Intense texture-destructive	345.4-351.13m: Massive act-mag-	Local brecciation.	345.35-347.0	684133		8420	
		replacement.	py +/- cpy.	Local banding (35					
				deg/core.	347.0-349.0	684134		5540	
					349.0-351.0	684135		2570	
350m									
			351.13-356.3m Similar massive act-	Crumbly-brecciated.	351.0-353.0	684137		1430	
			mag with more mag. +10% py.						
					353.0-355.0	684138		1546	
					355.0-357.0	684139		2730	
			356.3-358.6m: Mainly massive mag						
					357.0-359.0	684140		2140	
			358.6-361.15m: Massive mag-act.	Breccia texture (syn					
				mineral).	359.0-361.1	684141		850	
360m									
361.15-361.7	Footwall alteration zone.	Strong act-ab-Kspar-tour-			361.1-363.0	684142		361

05SF-06

7

		mag alt. Texture-destructive.								
361.7-363.8	Coarse volcaniclastic.	Mix of act-chl & bi-act alt.	Magnetite, 2-3% py, minor cpy.		363.0-365.0	684143		276		
363.8-365.15	Felsic porphyry dyke. Dense	Ab	Py-act-tour veinlets.	Upper contact 69						
	siliceous matrix.			deg/core.	365.0-367.0	684144		130		
365.15-378.7	Coarse volcaniclastic.	Mix of act-chl & bi-act alt.	Magnetite, 2-3% py, minor cpy.							
					367.0-369.0	684145		181		
					369.0-371.0	684146		144		
370m										
					371.0-373.0	684147		131		
378.7-387.9	White to pale grey feldspar	Ab. Hornblende alt to chl-ep-	Disseminated secondary mag.							
	porphyry. Finely crystalline qtz-	py. Chl-ep in irreg fracture	Minor py.							
380m	felds matrix.	zones.								
387.9-392.28	Coarse volcaniclastic	Strong biotite alt mixed with	Magnetite, 2-3% dissem py.	Highly fractured,						
		biotite-act-chl.		broken core.						
390m										
392.28	End of Hole.

05SF-07

1

CARDERO RESOURCE CORP 1901-1177 W. Hastings St., Vancouver, B.C.	**DRILL LOG** **San Fernando Project**	Hole No.: 05SF-7 Datum: NAD 27	East: 669701E North: 3310695N
PROJECT: San Fernando Anglo JV		DIP: -90 AZ:	Depth: 334.37 m
LOCATION: Baja California, Mexico	Diamond drill Hole (NQ) — Date: Nov 03/05 to Nov 07/05	Page 1 of 3	Logged by: G. Belik

DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	
0 – 36.58	Set Casing; no recovery.				
36.58-42.1	Coarse volcaniclastic	Surface oxidation.	Limonitic.		
42.1-70.1	Coarse volcaniclastic. Grey	Pervasive moderate to strong	Finely disseminated magnetite.	Bedding 15 to 20 deg	
	clasts up to 1.5 cm in size partly	biotite alteration partly	2-3% disseminated pyrite with	to core	
	replaced by magnetite.	overprinted by later act-chl	sections of 5-7% py. Minor cpy.		
		alteration.			
70.1-73.0	Manto	Intense texture-destructive	Massive act-magnetite-py (10%)	Loc breccia texture	10m
		replacement.	with tourmaline +/- carbonate.	Coarse banding	
			Minor cpy.	30 deg/core	
73.0-73.5	Footwall alteration zone.	Strong actinolite alt.	Numerous thin py stringers.		
73.5-74.7	Coarse-grained volcaniclastic	Strong biotite alt.	7% py (disseminations, stringers)		
			Minor cpy.		
74.7-77.1	Felsic dyke. Fine-grained qtz-feldspar intergrowths.	Ab alt. 15% dissem ep-chl-act.	10% dissem py, 15% dissem mag.		
77.1-84.8	Green-brown coarse	Strong biotite alt. Local	Magnetite. Variable py content		20m
	volcaniclastic.	retrograde chl.	ranging from <1% to +8%.		
			Numerous flat-lying py stringers in		
			upper part of section. Minor cpy.		
84.8-85.5	Manto		Act-mag-py-carb replacement		
			zone. 10% py, minor cpy.		
85.5-117.4	Grey and brown, coarse	Strong biotite alt. Local	Generally minor py, loc +3%		
	volcaniclastic.	dissem scap.	dissem py assoc with more mag-	91.3m: bedding	30m
			rich intervals.	25 deg/core.	
			96.00m: thin cpy-py-tour veinlet		
			45 deg/core.		
117.4-200.7	Same coarse volcaniclastic	Patchy biotite alt overprinted	Magnetite, Minor py.		
	sequence. Lighter color (less	by later act-chl-ep alt phase.			
	biotite, less mag)				
		126.5-140.0m: minor remnant	126.5-140.0m: 2-4% dissem py		40m
		biotite			
		140.0-149.0m: Biotite	140.0-149.0m: variable py ranging		
		dominant alt with act-chl	between trace amounts to +3%,		
			averaging 1-2%.		
		149.0-169.6m: ab-act-chl-ep	149.0-169.6m: 1-2% py, tr cpy		
		Minor biotite.			
			162.05-162.45m: Massive mag		
			replacement band with act-py-cpy		50m
		169.6-179.9m: generally mag-act rich section with	169.6-179.9m: Abundant dissem		
			mag, 1-2% dissem py, local		
		remnants of earlier strong	fine dissem cpy (<0.5%)		
		biotite alt. Thin act veinlets			

Interval	Sample	Fe (%)	Cu	Au (ppb)	Mag	Sulphides: Py	Cpy			Alteration: Na	K	Bi	Act	Cl	Ep	T
			ppm

05SF-07

2

		179.9-200.7m: Pervasive biotite with act-chl	179.9-200.7m: Abundant mag. 2% py, local fine dissem cpy (0.2%)	
200.7-207.8	Cream colored to pale grey feldspar-porphyry dyke. Finely crystalline qtz-felds groundmass.	Bleached, albitized	Fine acicular needles of magnetite (tourmaline pseudomorphs?)	Strongly fractured, broken core with sheared sections.
207.8-266.0	Greenish-grey, medium- to coarse-grained volcaniclastic.	Act-ep-chl alt.	20% finely dissem mag, 1-2% py, minor cpy. 233.0-242.6m: 3% py.	Strongly fractured, broken intervals
266.0-267.35	Manto		Massive act-mag replacement min with 3-4% py, 0.5% cpy.	
267.35-274.0	Green volcaniclastic.	Act-chl-ep	Magnetite, 3% py, minor cpy.	Strongly fractured, cracked, locally brecciated
274.6-276.4	Thin manto		Massive magnetite act with 5% py, 0.5% cpy.	
276.4-279.8	Green volcaniclastic.	Act-chl-ep. Loc Kspar veinlets.	Magnetite, 3% py, minor cpy.	
279.8-280.5	Thin manto.		Massive magnetite +/- act-cpy.	
280.5-281.4	Texture-destructive alteration.	Intense act-mag-Kspar alt. Kspar veinlets.	Mag, minor cpy.	Syn-mineral breccias.
281.4-286.3	Manto		Semi-massive to massive mag-act-Kspar-py (10%) replacement min. Minor cpy. Coarse banding 30 deg/core.	Local well-developed secondary breccias.
286.3-292.25	Coarse volcaniclastic.	Mixture of grey-brown biotite alt and green propylitic alt.	2-3% py, minor cpy.	
292.25-296.4	Feldspar porphyry dyke.	Bleached-albitized. Act-chl spots and fract-veinlets.	Local dissem py. Needles of mag (after tourmaline?).	Sharp lower contact 60 deg/core
296.4-303.8	Coarse volcaniclastic.	Moderate to strong biotite alt. More chloritic (+act) at base.	2-3% py. Local dissem cpy (up to 0.5%)	
303.8-309.8	Bleached, albitized feldspar porphyry dyke similar to 292.25-			
309.8-334.37	Coarse volcaniclastic.	Propylitic-Na.	Mag, 3% dissem py, minor cpy. 324.9m: thin cpy-py-tour veinlet.	
334.37	End of Hole.

PAMPA DE PONGO PROJECT

PROJECT:	DRILL LOG		HOLE No.:	NORTHING:
LOCATION:			DIP:	EASTING:
	DATE:	LOGGED BY:	AZ:	ELEVATION

DEPTH (m)	LITHOLOGY	ALTERATION	MINERALOGY
0-38.1	Hole abandoned in overburden.

PAMPA DE PONGO PROJECT

PROJECT:	DRILL LOG		HOLE No.:	NORTHING:
LOCATION:			DIP:	EASTING:
	DATE:	LOGGED BY:	AZ:	ELEVATION

DEPTH (m)	LITHOLOGY	ALTERATION	MINERALOGY
0-36.57	Hole abandoned in overburden.

05SF-09

Page 1

CARDERO RESOURCE CORP 1901-1177 W. Hastings St., Vancouver, B.C.		DRILL LOG San Fernando Project			Hole No.: 05SF-09		East: 668605E													
PROJECT: San Fernando Anglo JV					Datum: NAD 27		North: 3311192N													
					DIP: -90 AZ:		Depth: 334.37 m													
LOCATION: Baja California, Mexico		Diamond drill Hole (NQ)	Date: Nov 12/05 to Nov 14/05		Page 1 of 5		Logged by: G. Belik				Sulphides			Alteration						
DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample #	Fe (%)	Cu	Au (ppb)	Mag	Py	Cpy	No	K	Bi	Act	Cl	Ep	T	
0 - 3.05	Set Casing: no recovery.							ppm												
3.05-10.25	Coarse volcaniclastic.	Biotite alteration. Some	Minor sulphide.																	
		surface oxidation-weathering																		
10.25-13.1	Coarse volcaniclastic.	10% biotite in matrix. Clasts	1% dissem py, minor dissem cpy.																	
		variably replaced by ab-fine																		
		magnetite. Small patches of																		
		post bi albitization.																		
13.1-17.15	Coarse volcaniclastic. Light to	Pale grey, strongly albitized	Dissem mag. Minor sulphide.																	10m
	med-grey clasts.	matrix with fine act-chl-ep.																		
17.15-18.9	Similar unit. Darker, more chloritic	Ab-act-chl-ep. Loc biotite.	Dissem mag, tr sulphide.																	
	matrix. More magnetite.	@18.15m: 1.5cm mag-act-																		
		scap vein 65 deg to c.a.																		
18.9-83.5	Uniform, grey-brown, coarse	Biotite-rich matrix. Clasts	Magnetite, variable dissem py-cpy.		19.00-21.00	351521		1075												
	volcaniclastic (pebbly volc	partly replaced by fine mag.	Generally minor veining except as		21.00-23.00	351522		1090												
	wacke). Angular to well-rounded		noted.		23.00-25.00	351523		1215												
	clasts up to 2 cm in sized in a		**18.9-28.0m**: 0.5% finely dissem		25.00-27.00	351524		1525												
	fine grained mag-biotite rich		cpy, minor py.		27.00-28.00	351525		1715												
	matrix.	28.3m: biotite replacement	**28.0-29.0m**: 2-3% dissem cpy.		28.00-29.00	351526		5410												20m
		bands with fine cpy; bands	23.5m: py-cpy microveinlet 20 deg		29.00-31.00	351527		1490												
		dips opposite to bedding dir	to c.a. 26.2m & 28.6m: cpy-mag		31.00-33.00	351528		2170												
		@ 45 deg to c.a.	veins 65 deg to c.a.		33.00-35.00	351529		1205												
			29.0-83.50m: 1-2% dissem py.		35.00-37.00	351530		1360												
		Past 37.2m: well-developed	0.5% +/- dissem cpy.		37.00-39.00	351533		604												
		crystalline brown biotite in	31.8m: cpy microveinlets 20 deg		39.00-41.00	351534		503												
		matrix, rimming fragments,	to c.a.		41.00-43.00	351535		516												
		in sinuous fractures and			43.00-45.00	351536		772												
		anastomosing veinlets.		Bedding 25 deg to	45.00-47.00	351537		569												30m
				c.a.	47.00-49.00	351538		385												
					49.00-51.00	351539		464												
					51.00-53.00	351540		606												
					53.00-55.00	351541		708												
					55.00-57.00	351542		890												
					57.00-59.00	351543		812												
					59.00-61.00	351544		766												
				Bedding 15 deg to	61.00-63.00	351545		633												
				c.a.	63.00-65.00	351546		657												
					65.00-67.00	351547		887												40m
				Bedding 20 deg to	67.00-69.00	351548		1020												
				c.a.	69.00-71.00	351549		2000												
					71.00-73.00	351550		378												
		Past 73.0m: Fine-grained,			73.00-75.00	351551		674												
		white scap in matrix.			75.00-77.00	351552		520												
					77.00-79.00	351555		359												
					79.00-81.00	351556		331												
				Bedding 15 deg to	81.00-83.00	351557		609												
				c.a.																
83.5-89.4	Coarse volcaniclastic. Locally	Ab-bi(5%)-act-chl.	Magnetite, 3-4% py, minor cpy.		83.00-85.00	351558		259												
	porous texture. Lighter color.				85.00-87.00	351559		598												
					87.00-89.00	351560		747												
89.4-94.6	Finer grained volcaniclastic.	Ab-bi-act-chl.	Magnetite, 5% py, 0.5% +/- dissem	Brittle-ductile	89.00-91.00	351561		394												
	Steep (70 deg to subvert)		cpy.	deformation zone	91.00-93.00	351562		1505												
	deformation fabric (brittle-ductile)				93.00-95.00	351563		562												
	defined by stretched clasts and				95.00-97.00	351564		395

05SF-09

Page 2

	laminated mag-sulphide texture.				97.00-99.00	351565	270	
					99.00-101.00	351566	443	
94.5-128.0	Coarse volcaniclastic. Similar	Ab-bi-act-chl.	Abundant magnetite, 3-5% py,		101.00-103.00	351567	430	
	steep deformation fabric: wispy		minor fine-grained cpy.		103.00-105.00	351568	287	
	mag-biotite-sulphide laminations				105.00-107.00	351569	374	
	& flattened clasts. Deformation				107.00-109.00	351570	336	
	fabric becomes progressively				109.00-111.00	351571	341	
	less distinct towards the base.				111.00-113.00	351572	473	
					113.00-115.00	351573	611	
		Past 115m: stronger biotite			115.00-117.00	351576	416	
		alt.			117.00-119.00	351577	586	
					119.00-121.00	351578	621	
					121.00-123.00	351579	466	
					123.00-125.00	351580	556	
					125.00-127.00	351581	468	
128.0-134.5	Coarse volcaniclastic. More	Stronger biotite alt.	Abundant magnetite, 4-6% py,		127.00-129.00	351582	404	
	subtle deformation fabric.		0.5% +/- cpy.		129.00-131.33	351583	528	
					131.33-133.00	351584	679	
					133.00-134.50	351585	1480	
134.5-179.8	Coarse volcaniclastic. Brittle	Strong biotization +/- sec	30-40% magnetite as dissem in		134.50-136.00	351586	1.33%	0.106
	deformation (crackling-fracturing)	Kspar (matrix). Locally 2	matrix, replacing clasts and in		136.00-138.00	351587	1.16%	0.066
	accompanied by strong biotite-	phases of biotite alt evident;	veins and fractures with cpy-py.		138.00-140.00	351588	5090	0.097
	mag-cpy alteration-mineralization.	1st matrix replacement, 2nd,	2-6% py & cpy with high cpy/py		140.00-142.00	351589	0.91%	0.140
		later phase as halos adjacent	ratio (+2:1).		142.00-144.00	351590	1.00%	0.060
		to mineralized fractures-veins	134.5-144.15m: Good cpy min		144.00-146.00	351591	5960	0.043
			throughout with loc tourmaline		146.00-148.00	351592	4270	0.028
			as dissem and in veins with		148.00-150.00	351593	4570	0.043
			mag-cpy.		150.00-152.00	351594	6410	0.066
			144.15-171.2m: Lean, pyritic		152.00-154.00	351595	5030	0.020
			sections (6% py-1% cpy) mixed		154.00-156.00	351596	6250	0.053
			with sections of stronger dissem-	45.3m @	156.00-158.00	351597	2220	0.012
			fract cpy mineralization.	0.71% Cu, .066 g/T Au	158.00-160.00	351598	9010	0.066
			171.2-176.35m: well mineralized		160.00-162.00	351601	1.19%	0.090
			with cpy (4%). Lenses and veins		162.00-164.00	351602	8940	0.068
			of semi-massive to massive mag.		164.00-165.30	351603	4800	0.037
	165.75-170.4m: fine, sandy		165.3m: faint banding 25 deg to		165.30-167.0	351604	2080	0.012
	interbeds.		c.a.		167.00-169.00	351605	1015	<0.005
					169.00-171.20	351606	701	<0.005
					171.20-173.00	351607	1.31%	0.100
			176.35-178.0m: minor fract min.		173.00-175.00	351608	1.32%	0.102
			Dissem py, 1% dissem cpy.		175.00-176.35	351609	1.34%	0.120
			178.0-179.2m: Strong fracture		176.35-178.00	351610	2750	0.020
			min (35 deg to c.a.) + dissem cpy.		178.00-179.80	351611	1.40%	0.115
179.8-187.3	Same unit.	Strong biotite +/- Kspar alt.	Abundant magnetite. 5-6% dissem		179.80-182.00	351612	730	
			py, minor dissem cpy. Loc narrow		182.00-184.00	351613	1715	
			zones of fracture cpy min.		184.00-186.00	351614	909	
187.3-197.7	Same grey mag-rich coarse	Generally significantly less	5% dissem py, gen weakly dissem		186.00-188.00	351615	3130	
	volcaniclastic.	biotite (5-10% range)	cpy throughout (0.5-1.0% range).		188.00-190.00	351616	1475	
					190.00-192.00	351617	1440	
					192.00-194.00	351618	731	
					194.00-196.00	351619	734	
					186.00-188.00	351620	3130	
					188.00-190.00	351621	1475	
					190.00-192.00	351622	1440	
					192.00-194.00	351623	731	
					194.00-196.00	351624	734	
					196.00-198.00	351622	501	
197.7-222.0	Same unit.	Stronger biotite alt (10-15%)	5% dissem py, gen weakly dissem		198.00-200.00	351623	729	
			cpy throughout (0.5% range).		200.00-202.00	351624	1400

05SF-09

Page 3

					202.00-204.00	351625		652	
					204.00-206.00	351626		260	
					206.00-208.00	351627		412	
					208.00-209.60	351628		768	
		208.0-210.15m: Fair network			209.60-210.15	351629		9450	
		of cpy microveinlets.			210.15-212.00	351630		1136	
					212.00-214.00	351631		1386	
					214.00-216.00	351632		1906	
					216.00-218.00	351633		1025	
					218.00-220.00	351634		1195	
					220.00-222.00	351635		1085	
222.0-255.0	Similar.	Less biotite (5%)	Abundant dissem mag. 5-6%		222.00-224.00	351636		821	
			dissem py, gen weakly dissem		224.00-226.00	351637		678	
			cpy throughout (0.5% range).		226.00-228.00	351638		1270	
					228.00-230.00	351639		844	
					230.00-232.00	351640		989	
					232.00-234.00	351643		625	
		biotite.259.7			234.00-236.00	351644		444	
					236.00-238.00	351645		4190	
					238.00-240.00	351646		810	
					240.00-242.00	351647		1010	
					242.00-244.00	351648		823	
					244.00-246.00	351649		420	
					246.00-248.00	351650		464	
					248.00-250.00	351651		1150	
					250.00-252.00	351652		963	
					252.00-254.00	351653		709	
					254.00-255.30	351654		701	
255.0-259.7	Similar.	Stronger biotite alt (10-20%).	Less magnetite. Py-cpy		255.30-256.50	351655		8580	
			255.3-256.50m: Cpy in strong		256.50-258.00	351656		427	
			set of tension fracts (30 deg to		258.00-259.70	351657		5680	
			c.a.) + dissem cpy.						
					314.00-316.00	351658		583	
259.7-261.4	Texture destructive Na-K	Bleached. Strong Kspar-ab-	Minor mag, minor sulphide.		316.00-318.40	351659		1045	
	alteration	chl. Mag destructive.			318.40-320.20	351660		9680	
					320.20-322.00	351661		5300	
261.4-262.0	Coarse volcaniclastic.	Chlorite-ab alt. Bleached	Minor mag, minor sulphide.						
		albitized clasts.							
262.0-270.5	Coarse volcaniclastic. Dark grey	Ab-chl.	Abund dissem mag. 4% dissem						
	to black clasts.		py, trace to 0.5% dissem cpy.						
270.5-334.37	Coarse volcaniclastic. Pitted,	Ab-act-chl-cal.	Abund dissem mag. 4-5% dissem						
	porous look due to washing out		py, minor dissem cpy (<0.5%)						
	of small spot containing loose		except as noted.						
	crystal aggregates of cal-chl-								
	act-py.								
		318.0-320.0m & 321.2-			322.00-324.00	351664		1310	
		321.8m: Non pitted with			324.00-326.00	351665		742	
		strong biotite alt. Dissem cpy	328.27-330.0m: cpy-mag-tour		326.00-328.00	351666		482	
		& cpy in tension fracts 30	veinlets.		328.80-330.00	351667		6900	
		deg to c.a.			330.00-332.00	351668		1490	
334.37	End of Hole.				332.00-334.37	351669		2180

05SF-10

1

CARDERO RESOURCE CORP 1901-1177 W. Hastings St., Vancouver, B.C.	**DRILL LOG** San Fernando Project	Hole No.: 05SF-10	East: 668621E
		Datum: NAD 27	North: 3311094N
PROJECT: San Fernando Anglo JV		DIP: -90 AZ:	Depth: 288.64 m
LOCATION: Baja California, Mexico	Diamond drill Hole (NQ) — Date: Nov 15/05 to Nov 17/05	Page 1 of 3	Logged by: G. Belik

DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample	Fe (%)	Cu	Au (ppb)	Sulphides: Mag	Py	Cpy	Alteration: Na	K	Bi	Act	Cl	Ep	T	
0 - 6.1	Set Casing: no recovery.							ppm												
6.1-14.35	Grey volcaniclastic Mainly oxidized broken core.	Surface oxidation. Biotite locally evident.	Clasts partly replaced by mag. Limonite, dissem py, tr cpy.																	
14.35-17.0	Dark grey-brown coarse volcaniclastic.	Ab-mag-biotite(10-20%)	Abundant fine magnetite. 5-6% py, minor finely dissem cpy (0.2-0.5%).																	
17.0-18.1	Texture destructive Na-K alteration	Bleached. Strong act-Kspar- ab +/- chl. Mag destructive. Act veins 55 deg/core.	Minor mag, minor sulphide.																	10m
18.1-31.7	Fairly uniform, dark grey-brown, biotite-mag rich coarse volcani- clastic.	5-10% biotite. Act-chl alt in patches and small ovoids commonly assoc w sulphides	Abundant fine mag. 1-3% py increasing down hole to +5%. Traces cpy.																	
31.7-35.6	Same volcaniclastic; lighter grey with green hue.	Fine act-chl +/- biotite alt.	Abundant fine mag, 5-6% py, tr cpy																	
35.6-40.7	Texture destructive Na-K alteration.	Moderate to intense Kspar- ab-chl-act.	Mag-destructive, minor sulphide.																	20m
40.7-42.0	Green, coarse volcaniclastic.	Fine act-chl. Act-ab-mag in seams and thin veinlets.	Minor sulphide.																	
42.0-44.0	Same volcaniclastic unit. Dark grey-brown (bt) color.	Fine act-bi-chl.	Abundant fine magnetite. Minor sulphide.																	
44.0-76.0	Same coarse volcaniclastic unit.	Fine act-chl +/- ep. Fine scap. Scattered, thin Kspar-ab-chl seams/veins. Ep-rich sections.	Abundant finely dissem mag. 2-3% py, tr cpy. 61.0-76.0m: <1% py.	Local banding 50 deg/core.																30m
76.0-82.0	Generally texture-destructive, Na-K alteration.	Strong ab-Kspar-chl alt. Core of white intense ab+/- Kspar with greenish ab-chl- Kspar margins (partly preserved primary clasts).	Mag destructive late-stage alt. Minor sulphides.																	
82.0-87.0	Greenish-gray coarse volcaniclastic. Clasts greenish, indistinct.	Pervasive fine act-chl alt. High-angle Kspar veins and replacement zones.	Abundant matrix magnetite. 3-4% py.																	40m
87.0-88.7	Same volcaniclastic. Greenish- pink hue.	Partial to completed replace- ment of clasts by ab-Kspar. Green act-chl +/- Kspar matrix.	Mag destructive alt. 1-2% dissem hematite. Minor sulphide.																	
88.7-96.8	Texture destructive Na-K alt.	Intense albitization +/- Kspar. Hydrothermal chl.	1-2% dissem hem. Minor sulphide.																	50m
96.8-117.4	Fine to very coarse volcaniclastic Generally angular clasts (up to 6cm in size)	Most clasts replaced by fine magnetite. Darker intervals with act-mag-scap matrix. Some lighter green intervals with sec Kspar (less mag)	Magnetite +/- hem. Minor sulphide.	Subtle to moderate, subvertical shearing evident in matrix throughout most of interval.

05SF-10

2

117.4-123.0	Coarse volcaniclastic.	Most clasts bleached (albit-ized +/- Kspar). Kspar-ab-chl seam. Kspar veinlets.	Minor sulphide.	
123.0-138.0	Coarse volcaniclastic.	Similar to last interval with sections of intense, text-destructive, ab-chl +/- Kspar alt (punky-porous texture).	Minor sulphide.	
138.0-164.5	Coarse polymictic volcaniclastic. Grey clasts partly replaced by mag.	Act-scap(fine)-ep-mag matrix. Distinctive patches with abundant pistachio-green ep. Scattered thin Kspar veinlets. Local Kspar in matrix.	<1-2% dissem py. Tr cpy.	
164.5-187.8	Coarse volcaniclastic.	Partial texture-destructive alt. Most clasts replaced by ab-Kspar. Ab-scap-Kspar-act-chl matrix. Narrow, bleached intervals of intense Kspar-ab alteration.	Minor mag, 1-2% hem, minor py.	
197.8-203.0	Texture-destructive Na-K alt.	Intense Kspar-ab-scap alt. Generally punky-porous texture. +/- chl.	Minor hem.	Faint banding 40-60 deg/core.
203.0-207.3	Grey-green coarse volcaniclastic	Grey (mag) clasts. Mag-chl-act-ep matrix.	Magnetite, 1-2% py.	
207.03-237.0	Coarse volcaniclastic. Mixture of Grey(mag) and green(act) clasts.	Ep-act-chl-mag matrix. 227.5-229.0m: with 5-10% biotite.	Magnetite, 3-5% py commonly assoc with ep. Py commonly forms coarse crystal meshes up to 2cm in size. 227.8m: 1cm cpy-mag-ep-act-ab-Kspar vein 80 deg/core.	
237.0-239.5	Texture destructive K-Na alt.	Central zone of text-destruct Kspar-ab-chl alt. Clasts along margins replaced by Kspar-ab; matrix ab-Kspar-act-chl.	Minor sulphide.	
239.5-262.5	Medium to coarse volcaniclastic. Variable mixture of grey(mag) and green clasts.	Green mag-chl-ep-act matrix.	Dissem mag, 3-5% dissem py (occ-asional py veinlet).	
262.5-264.0	Coarse volcaniclastic. Mod to strong alteration. Clasts indistinct.	Late-stage mag-destructive Kspar-chl-act-ep alt.	Minor sulphide.	
264.0-266.7	Texture destructive K-Na alt.	Kspar-ab-chl.	Minor mag-sulphide.	
266.7-273.5	Coarse volcaniclastic. Clast definition indistinct.	Strong Act-chl-ep alt.	Magnetite, 4-5% dissem py.	
273.5-280.5	Strong alteration. Clasts indistinct	Kspar-ab-act-chl-ep. Clasts partly to completely albitized.	Minor mag, minor py.	
280.5-280.63	Texture destructive K-Na alt.	Intense Kspar-ab-chl alt. Porous-punky texture.	Minor sulphide.

05SF-11

1

CARDERO RESOURCE CORP
1901-1177 W. Hastings St., Vancouver, B.C.
PROJECT: San Fernando Anglo JV
LOCATION: Baja California, Mexico

DRILL LOG
San Fernando Project

Diamond drill Hole (NQ) | Date: Nov 17/05 to Nov 18/05

Hole No.: 05SF-11 | East: 668605E
Datum: NAD 27 | North: 3311294N
DIP: -90 AZ: | Depth: 99.69 m
Page 1 of 1 | Logged by: G. Belik

DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample	Fe (%)	Cu	Au (ppb)	Mag	Sulphides Py	Sulphides Cpy			Alteration Na	K	Bi	Act	Cl	Ep	T
								ppm													
0 – 3.05	Set Casing; no recovery.																				
3.05-27.1	Grey fine-grained andesitic tuff? No distinguishing characteristics.	Propylitic	A few % finely dissem mag. Limonitic fractures.																		
27.1-43.7	Green, porphyritic andesite flow. Local small amygdules. 20% plag phenos up to 3mm in size. Fine-grained matrix.	Generally propylitic with 30-40% brown patches with fine secondary biotite. Shreddy biotite also in tension gashes and filling amygdules. Biotite early and locally overprinted by later propylitic type alteration, controlled by fractures.	Minor mag. Negligible sulphide	Upper contact about 70 deg/core.																	
43.7-57.0	Fine-grained andesite; non porphyritic. Local flow breccias.	Similar patchy propylitic-biotite alteration to a depth of 52.4m. Past 52.4 Ab-chl-Kspar.																			
57.0-99.67	Mixed fine-grained non-porph andesite and Porphyritic-amyg andesite. Local flow-type breccia.	Scattered thin ab veinlets. Patches with fine matrix biotite.																			
99.67	End of Hole.																				

10m
20m
30m
40m
50m

G. Belik Page 1 1/30/2006

CARDERO RESOURCE CORP
1901-1177 W. Hastings St., Vancouver, B.C.
PROJECT: San Fernando Anglo JV
LOCATION: Baja California, Mexico

DRILL LOG
San Fernando Project

Diamond drill Hole (NQ) | Date: Nov 18/05 to Nov 20/05

Hole No.: 05SF-12 | East: 668604E
Datum: NAD 27 | North: 3311287N
DIP: -55 AZ: 180 | Depth: 139.9 m
Page 1 of 2 | Logged by: G. Belik

DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample #	Fe (%)	Cu	Au (ppb)	Sulphides: Mag	Py	Cpy	Alteration: Na	K	Bi	Act	Cl	Ep	T	
0 – 16.15	Set Casing; no recovery.							ppm												
16.15-62.0	Ductile deformation zone.	Ab-biotite-amphibole-garnet.	Minor mag, py. Minor finely dissem	Foliation 45-65 deg																
	Augen texture with foliated		cpy, principally in nebula-like	to core axis.																
	biotite-rich matrix. Sections with		feldspar clusters (alteration																	
	small red garnets.		feature) that are in part post-																	
			deformational.																	
62.0-73.0	Transitional zone. Volcaniclastic	50% of section strongly	Minor sulphide.																	
	with zones of weak to strong	biotized. Remainder propylitic																		10m
	ductile deformation.	type (act-chl-ep) alt.																		
73.0-78.0	Fine- to coarse-grained	25% sec Kspar in matrix	Minor sulphide.																	
	volcaniclastic.	associated with zones of																		
		Na ab-bleaching (ab) +/- chl.																		
78.0-130.6	Competent, coarse volcaniclastic.	65% of section displays	Dissem mag assoc with early																	
		variable, weak to strong	biotite alt. Minor py.																	
		biotite alt (matrix & frags).																		
		Remainder consists of																		20m
		bleached intervals of later	126.8-130.6m: 2-3% py, +/- cpy																	
		ab-Kspar-chl alt (mag-	assoc with strong biotite alt.																	
		destructive, low-sulphide	129.15-103.15m: 2% dissem		129.15-130.15	351670		6160												
		phase)	cpy.		130.15-132.0	351671		525												
					132.0-134.0	351672		380												
130.6-155.16	Brittle-ductile deformation zone.	2-5% biotite in central part	3-5% py blebs, dissem and lamin-	Foliation & subtle	134.0-136.0	351673		333												
	Volcaniclastic host.	with more biotite in upper and	ations elongated parallel to and in	banding 35 deg to	136.0-138.0	351674		358												
		lower sections.	part defining the deform fabric.	core axis. Past	138.0-140.0	351675		323												
			Finely dissem mag. Local dissem	133.5m, clasts	140.0-142.0	351676		373												
			cpy.	commonly stretched	142.0-144.0	351677		362												30m
					144.0-146.0	351678		473												
155.16-160.2	Volcaniclastic.	Strong biotite alt.	Abundant fine mag. Intervals		146.0-148.0	351679		527												
	Upper part of mineralized section		between 155.16-157.18m and		148.0-150.0	351680		605												
	developed adjacent to brittle-		158.83-160.63m contain good		150.0-152.0	351681		444												
	ductile deformation zone.		cpy min assoc with strong system		152.0-154.0	351682		731												
			of tension fractures. Remainder of		154.0-155.16	351683		1200												
			section contains dissem py with	↑	155.16-157.18	351686		9360												
			some dissem cpy.		157.18-158.83	351687		1020												
					158.83-160.63	351688		1.08%												
160.2-180.9	Middle ("veined") section.	Strong biotite alt.	Abundant mag. Section character-		160.63-162.0	351689		2910												40m
			ized by numerous mag-ab and		162.0-164.0	351690		1075												
			mag-act-Kspar-ab veins with py		164.0-166.0	351691		2310												
			and cpy.		166.0-168.0	351692		432												
				26.04m @	168.0-170.0	351693		1996												
180.9-189.3	Lower ("veined") section.		Abund act and act-Kspar +/- mag	0.30% Cu	170.0-171.91	351694		1190												
			type veins with minor sulphide.		171.91-173.2	351695		4900												
					173.2-175	351696		1366												
189.3-191.7	Fine-grained volcaniclastic.		Scattered act, ab-act-mag veins.		175.0-177.0	351697		323												
					177.0-178.44	351698		3610												
191.7-194.1	Late phase texture-destructive	Pervasive Kspar-ab +/- chl	Mag-destructive, low sulphide		178.44-180.0	351699		7110												
	Na-K alt.	flooding.	phase.		180.0-181.2	351700		3680												
				↓	181.2-183.0	684001		2620												
194.1-201.3	Grey-green volcaniclastic	Act-ab-mag +/- Kspar alt	Dissem mag, minor py.		183.0-185.0	684002		268												
		assemblage.			185.0-187.0	684003		66												
					187.0-189.0	684004		17												
201.3-203.0	Late phase texture-destructive	Strong Kspar-ab replacement	Mag-destructive, low sulphide

G. Belik Page 2 1/30/2006

	Na-K alt.		phase.						
203.0-204.0	Light green fragmental.	Kspar-ab alt of fragments and matrix.	Mag-destructive, low sulphide phase.						
204-215.49	Fine-grained, grey-green volcanic. Similar to the top part of 06SF-11.	Ab-scap in bands, patches and halos adjacent to fracts.	Minor sulphide.						
215.49	End of Hole.

05SF-13

1

CARDERO RESOURCE CORP 1901-1177 W. Hastings St., Vancouver, B.C.		**DRILL LOG** San Fernando Project			Hole No.: 05SF-13		East: 668789E															
					Datum: NAD 27		North: 3311103N															
PROJECT: San Fernando Anglo JV					DIP: -50 AZ: 360		Depth: 139.9 m															
LOCATION: Baja California, Mexico		Diamond drill Hole (NQ)	Date: Nov 20/05 to Nov 21/05 .		Page 1 of 3		Logged by: G. Belik				Sulphides				Alteration							
DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample #	Fe (%)	Cu	Au (ppb)	Mag	Py	Cpy			Na	K	Bi	Act	Cl	Ep	T	
0 – 16.46	Set Casing; no recovery.							ppm														
16.46-19.5	Grey volcaniclastic. Surface	Principally Na alteration with	Magnetite. Limonite along fracts																			
	oxidation. Broken, fractured	local sec biotite. Ab loc seen	and in pits after py.																			
	core. Poor recovery.	rimming clasts. Dissem scap.																				
	60% dark grey mag-rich clasts.																					
19.5-42.0	Same grey volcaniclastic unit.	Principally Na alteration with	20-25% mag replacing clasts and	Subtle, weak foliation	20.0-22.0	684007		684														
	Unoxidized.	local sec biotite. Minor act-	as dissem grains assoc with py	-deformation fabric	22.0-24.0	684008		498														
		chl (<5%) throughout section.	in matrix. 6-8% pervasive, dissem	in upper part becom-	24.0-26.0	684009		684														10m
		@ 20.2m: 2cm pink Kspar-	py. Generally minor cpy in upper	ing more distinct	26.0-28.0	684010		720														
		ab vein with act-tour margins.	part. Past 33.5m, 0.3-0.5% cpy.	down hole.	28.0-30.0	684011		650														
					30.0-32.0	684012		771														
					32.0-34.0	684013		938														
42.0-56.2	Syn-mineral, brittle-ductile	Ab-scap-mag-act-biotite(5%).	20-30% mag, 7-8% py, 0.5%	Deformation fabric	34.0-36.0	684014		756														
	deformation zone. Light grey	Possible dissem tourmaline.	dissem cpy. Py laminations	55-60 deg/core.	36.0-38.0	684015		775														
	flattened clasts within a		parallel to and in part defining		38.0-40.0	684016		658														
	laminated matrix.		foliation.		40.0-42.0	684017		964														
					42.0-44.0	684018		467														
					44.0-46.0	684019		779														
56.2-59.3	Similar deformation. Darker	Ab-scap-mag-act-biotite	+30% mag. 7-8% py, 0.5-1.5%		46.0-48.0	684020		770														20m
	color due to higher magnetite-		dissem cpy (loc +2%).		48.0-50.0	684021		857														
	act content.				50.0-52.0	684022		896														
					52.0-54.0	684023		1100														
					54.0-56.0	684024		1030														
59.3-69.0	Similar but less pronounced	Ab-scap-mag-act-biotite(5%)	6-7% py, 0.3-0.5% cpy.		56.0-58.0	684025		3580														
	deformation with sections of	Past 65.2m, increase in			58.0-60.0	684026		1265														
	stronger deformation.	biotite (5-10%)			60.0-62.0	684027		1220														
					62.0-64.0	684030		1125														
69.0-77.25	Volcaniclastic. Subtle deform-	5-10% biotite. Clasts	7-8% dissem py-cpy (5:1). 25-30%	Subtle foliation	64.0-66.0	684031		1220														30m
	ation fabric.	replaced by ab.	dissem mag (not replacing clasts)	20 deg/core.	66.0-68.0	684032		1220														
					68.0-70.0	684033		1000														
77.25-78.6	Coarsely banded act-Kspar-ab-	Biotite halo.	Magnetite, minor sulphide.		70.0-72.0	684034		1305														
	mag "vein". Banding 20 deg/core				72.0-74.0	684035		1415														
					74.0-76.0	684036		2130														
78.6–81.25	Coarse volcaniclastic.	Ab-act-chl alt matrix.	Dark clasts replaced by fine mag.		76.0-77.25	684037		3910														
			<1% py.		77.25-79.0	684038		166														
					79.0-81.25	684039		35														
81.25-81.90	Same volcaniclastic.	Ab-biotite-act.	2% cpy as dissem & in thin tension		81.25-82.9	684040		3710														
			fractures.		82.9-84.0	684041		1645														40m
					84.0-86.0	684042		806														
81.9-82.9	Same volcaniclastic. Larger	Ab-act-chl, minor biotite.			86.0-88.0	684043		668														
	clasts replaced by fine mag.	Act-py veins.			88.0-90.0	684044		577														
					90.0-92.0	684045		772														
82.9-93.0	Coarse volcaniclastic.	Strong biotite alt (10-20%)	Abundant magnetite. 5-6% py.	Local ductile-brittle	92.0-94.0	684046		751														
		Clasts with mag cores	Fine dissem cpy (0.2-1.0%).	Deformation fabric	94.0-96.0	684047		464														
		rimmed by albite.		past 89.9m.	96.0-98.0	684048		550														
					98.0-100.0	684049		810														
93.0-101.35	Lighter colored volcaniclastic	5-10% biotite. Fine act.	Mag. 4% py, 0.2-0.5% cpy.	Local flattened clasts	100.0-102.0	684052		679														
	with leached aerobar texture.			and wispy foliated	102.0-104.0	684053		667														50m
	Past 97.6m, fairly well defined		@97.6m: Kspar-py vein 45 deg/	matrix.	104.0-106.0	684054		683														
	brittle-ductile deformation fabric		core (x-cuts deformation fabric).		106.0-108.0	684055		527														
	50 deg/core.																					
101.35-105.3	Foliated volcaniclastic (ductile-	Aerobar texture. Act-cal-chl	Disseminated mag, 2% py,																			
	brittle deformation zone).	Minor biotite.	0.5% cpy.

05SF-13

2

106.3-107.6	Similar unit with coarse aerobar	Act-chl. Small cavities with	2-3% py, minor cpy.						
	texture.	fibrous gypsum, cal & py.							
107.6-116.3	Coarse polymictic volcaniclastic.	Ab-scap-act. Minor biotite.	20% mag, 2-3% py, minor cpy.		108.0-110.0	684056		17	
	No deformation fabric.	20% of clasts partly repl			110.0-112.0	684057		20	
		by mag, 20% by albite.			112.0-114.0	684058		28	
		@ 98.8m: 15cm section w			114.0-116.0	684059		132	
		biotite.							
		113.8-114.35m: biotite alt.							
116.3-121.35	Volcaniclastic. Local wispy,	Strong biotite alt.	Magnetite, 3-6% py, 0.5-1% cpy.		116.0-118.0	684060		1025	
	foliated matrix.	Ab-bi(20%)-act(5%) alt.			118.0-120.0	684061		1090	
					120.0-122.0	684062		2670	
121.35-139.9	Fine-grained andesitic volc.	Patchy biotite-Kspar alt			122.0-124.0	684063		1280	
	Weakly porphyritic.	decreasing in intensity down			124.0-126.0	684064		610	
		hole.			126.0-128.0	684065		81	
		121.35-122.0m: fine sec bi	- 1.0% cpy, minor py.		128.0-130.0	684066		107	
		in matrix & fractures.			130.0-132.0	684067		338	
		Past 122.0m, patchy bi alt;	- minor sulphide.		132.0-134.0	684068		330	
		scattered Kspar veinlets.			134.0-136.0	684069		317	
		123.0-124.4m: strong biotite	- dissem cpy.		136.0-138.0	684070		112	
		alt in flow breccia.			138.0-139.9	684073		116	
		Past 130.5m, weakly altered	- minor sulphide.						
139.9	End of Hole.

05SF-14

1

CARDERO RESOURCE CORP
1901-1177 W. Hastings St., Vancouver, B.C.
PROJECT: San Fernando Anglo JV
LOCATION: Baja California, Mexico

DRILL LOG
San Fernando Project

Diamond drill Hole (NQ) | Date: Nov 02105 to Nov 22/05

Hole No.: 05SF-14 | East: 668760E
Datum: NAD 27 | North: 3311098N
DIP: -90 AZ: | Depth: 130.15 m
Page 1 of 1 | Logged by: G. Bellk

DEPTH (m)	LITHOLOGY	ALTERATION	MINERALIZATION	STRUCTURES	Interval	Sample	Fe (%)	Cu	Au (ppb)
0 – 9.14	Set Casing: no recovery.							ppm	
9.14-130.15	Uniform grey to green coarse	Pervasive Na-Ca alt. Ab-scap	Abundant fine magnetite in clasts						
	volcaniclastic. Generally	act-chl-ep.	and matrix, 1-3% disseminated py.						
	competent with high core		Local minor dissem cpy.						
	recoveries. Unit contains 20 to								
	25% large (up to 2cm) angular								
	to rounded clasts variably								
	replaced by fine magnetite.								
130.15	End of Hole.								

Mag | Sulphides: Py, Cpy | Alteration: Na, K, Si, Act, Cl, Ep, T

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